As filed with the Securities and Exchange Commission on March 4, 2022
Securities Act File No. 333-
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-2
☒ Registration Statement under the Securities Act of 1933
 ☐ Pre-Effective Amendment No.
 ☐ Post-Effective Amendment No.
GREAT ELM CAPITAL CORP.
(Registrant’s Exact Name as Specified in Charter)
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Address of Principal Executive Offices)

(617) 375-3006
(Registrant’s Telephone Number, including Area Code)

Matt Kaplan
Chief Executive Officer and President
Great Elm Capital Corp.
800 South Street, Suite 230
Waltham, Massachusetts 02453
(Name and Address of Agent for Service)
COPIES TO:
Rory T. Hood Jack Ubbing Jones Day 250 Vesey Street New York, New York 10281 (212) 326-3939	William J. Tuttle Erin M. Lett Proskauer Rose LLP 1001 Pennsylvania Ave., N.W. Suite 600 South Washington, DC 20004 (202) 416-6800
Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.
☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐
Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐
Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐
Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):
☐	when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐
This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

☐
This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: .

Check each box that appropriately characterizes the Registrant:
☐	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).
☒	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”)).
☐
If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☐	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

The information in this preliminary prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED MARCH 4, 2022
PRELIMINARY PROSPECTUS
GREAT ELM CAPITAL CORP.
Up to [   ] Shares of Common Stock
Issuable Upon Exercise of Rights
To Subscribe for Such Shares
We are an externally managed non-diversified closed-end management investment company that elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek to generate current income and capital appreciation through debt and income generating equity investments, including investments in specialty finance businesses. Our external investment manager, Great Elm Capital Management, Inc. (“GECM”), provides the administrative services necessary for us to operate.
We are issuing non-transferable subscription rights (“rights”) to our stockholders of record as of 5:00 p.m., New York City time, on [   ], 2022, entitling the holders thereof to subscribe for up to an aggregate of [  ] shares of our common stock. Record date stockholders will receive one right for each outstanding share of common stock owned on the record date. No fractional rights or cash in lieu thereof will be issued or paid. The rights entitle the holders to purchase [   ] new share[s] of common stock for every [  ] right[s] held (the “primary subscription right”). In addition, record date stockholders who fully exercise their rights will be entitled to subscribe, subject to the limitations described in this prospectus and subject to allotment, for additional shares that remain unsubscribed as a result of any unexercised rights. Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares by the subscription agent.
The subscription price per share will be [  ]% of the net asset value (“NAV”) per share of our common stock, as reported by us in our most recent annual report on Form 10-K or quarterly report on 10-Q, as applicable, filed prior to the expiration of this offering.
Rights holders will be required initially to pay for both the shares of common stock subscribed for pursuant to the primary subscription right and, if eligible, any additional shares of common stock subscribed for pursuant to the over-subscription privilege at the estimated subscription price.
Great Elm Group, Inc. (“GEG”) and certain of our other stockholders (collectively, the “Participating Shareholders”) have indicated that they intend to fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise their rights. See “The Offering—Over-Subscription Privilege.”
This offering may substantially dilute the aggregate NAV of the shares owned by stockholders who do not fully exercise their rights. Stockholders who do not fully subscribe should expect to own a smaller proportional interest in us following the completion of this offering. This offering may also cause dilution in the distributions per share we are able to make subsequent to completion of the offering. Such dilution is not currently determinable because it is not known how many shares will be subscribed for or what the NAV or market price of our common stock will be on the expiration date for the offering. If the subscription price per share is substantially less than the current NAV per share, such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. Because the subscription price will be less than our NAV per share, all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. See “Risk Factors—Risks Relating to this Offering—Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material” and “Dilution” in this prospectus for more information.
After giving effect to the sale of shares of our common stock in this offering, assuming all rights are exercised at the estimated subscription price of $[  ] per share, and our receipt of the estimated net proceeds from that sale, as of December 31, 2021, our “as adjusted” NAV would be approximately $[  ] million, or approximately $[  ] per share, representing immediate NAV dilution of approximately $[  ] per share to our existing stockholders. These numbers do not include activity subsequent to December 31, 2021, including the issuance of 117,117 shares to Sterling Commercial Credit, LLC (“SCC”).
Our common stock is traded on the Nasdaq Global Market under the symbol “GECC.” The last reported closing price for our common stock on [  ], 2022 was $[  ] per share. The NAV of our common stock as of December 31, 2021 (the last date prior to the date of this prospectus on which we determined NAV) was $16.63 per share. The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC.” See “The Offering” for a complete discussion of the terms of this offering.
The offering will expire at [5:00 p.m., New York City time], on [  ], 2022, unless extended as described in this prospectus. We, in our sole discretion, may extend the period for exercising the rights. You may exercise the rights at any time during the subscription period.
This prospectus sets forth concisely important information you should know before investing in our common stock. Please read it and the documents we refer you to carefully in their entirety before you invest and keep this prospectus for future reference. We file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through such website. Information on our website is not incorporated into or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.
Shares of closed-end investment companies, including BDCs, that are listed on an exchange frequently trade at a discount to their NAV per share. If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.
Investing in our common stock involves a high degree of risk. See “Risk Factors” beginning on page 13 of this prospectus to read about factors you should consider, including the risk of leverage, before investing in our common stock. The securities in which we invest will generally not be rated by any rating agency, and if they were rated, they would be below investment grade. These securities, which may be referred to as “junk,” have predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
	Per Share	Total(4)
Estimated subscription price(1)	$	$
Estimated sales load(2)(3)	$	$
Proceeds to us, before expenses(2)	$	$
(1)
Estimated on the basis of [  ]% of the NAV per share of our common stock, as reported by us in our most recent annual report on Form 10-K or quarterly report on 10-Q, as applicable, filed prior to the expiration of this offering. See “The Offering—Subscription Price.”

(2)
In connection with this offering, Oppenheimer & Co. Inc. and Imperial Capital, LLC, the dealer managers for this offering, will receive a fee for their marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to the exercise of the primary subscription right and/or the over-subscription privilege, other than for shares issued to the Participating Shareholders, and 1.0% of the subscription price per share of common stock for each share issued to the Participating Shareholders. The estimated sales load assumes all shares are purchased other than by the Participating Shareholders. See “The Offering—Dealer Managers Arrangements.” All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights.

(3)
We estimate that offering expenses (other than sales load) of approximately [  ] will be incurred in connection with this offering. We estimate that net proceeds to us after sales load and expenses will be $[  ] million assuming all of the rights are exercised at the estimated subscription price. We have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $150,000.

(4)	Assumes all rights are exercised at the estimated subscription price.
Dealer Managers
Oppenheimer & Co.		Imperial Capital
This prospectus is dated [   ], 2022.

i

ABOUT THIS PROSPECTUS
You should read this prospectus carefully before you exercise any rights. This prospectus and the exhibits to the registration statement to which this prospectus relates contain the terms of the common stock issuable upon exercise of the rights. It is important for you to read and consider all of the information contained in this prospectus before making your investment decision. See “Where You Can Find More Information” in this prospectus.
You should rely only on the information contained, or incorporated by reference, in this prospectus. We and the dealer managers have not authorized any other person to provide you with additional information, or with information different from that contained in this prospectus. We and the dealer managers take no responsibility for, and provide no assurance as to the reliability of, any other information that others may give to you. We and the dealer managers are not making an offer to sell the rights or common stock in any jurisdiction where the offer or sale is not permitted. This prospectus does not constitute an offer to sell or a solicitation of any offer to buy any security other than the securities to which it relates. You should assume that the information appearing in this prospectus is accurate only as of the date on its front cover. Our business, financial condition, results of operations and prospects may have changed since such date. To the extent required by law, we will amend or supplement the information contained in this prospectus. We encourage you to consult your own counsel, accountant and other advisors for legal, tax, business, financial and related advice regarding an investment in our securities.
The terms “we,” “us,” “our,” “the Company” and “GECC” in this prospectus refer to Great Elm Capital Corp., a Maryland corporation, and its subsidiaries for the periods after our consummation of the formation transactions and the merger of Full Circle Capital Corporation, a Maryland corporation (“Full Circle”), with and into us (the “Merger”). See “The Company—Formation Transactions and Merger.”
ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” in this prospectus and the other information included in this prospectus and the documents to which we have referred.
The Rights Offering
Rights Offered; Non-Transferability
We are issuing to stockholders of record, or record date stockholders, as of [5:00 p.m., New York City time], on [   ], 2022, or the record date, one non-transferable right for each share of our common stock held on the record date. Each holder of the rights, or rights holder, is entitled to subscribe for [    ] share[s] of our common stock for every [   ] right[s] held, which we refer to as the primary subscription right. No fractional rights or cash in lieu thereof will be issued or paid. You may exercise the rights at any time during the subscription period.
The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC.”
Subscription Price
The subscription price per share will be [   ]% of the NAV per share of our common stock, as reported by us in our most recent annual report on Form 10-K or quarterly report on 10-Q, as applicable, filed prior to the expiration of this offering. See “The Offering—Subscription Price.” Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares by the subscription agent.
Over-Subscription Privilege
Record date stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of our common stock that were not subscribed for by other stockholders, which we refer to as the remaining shares. If sufficient remaining shares of our common stock are available, all record date stockholders’ over-subscription requests will be honored in full. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “The Offering—Over-Subscription Privilege.”
The Participating Shareholders have indicated that they intend to fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise their rights. See “The Offering—Over-Subscription Privilege.”
Purpose of the Offer; Use of Proceeds
Our board of directors (the “Board”) has determined that it is in our best interest and the best interests of our stockholders to raise additional capital (i) to make opportunistic investments, in accordance with our investment objectives and policies, including investments in specialty finance businesses, and (ii) for general corporate purposes. See “Use of Proceeds.” We do not currently intend to use the proceeds from this offering to fund cash distributions. All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights. In connection with the approval of this rights offering, our Board considered a number of factors, including the following factors:
•
the subscription price relative to the market price and to our NAV per share, including that the subscription price will be below our NAV per share and the resulting effect that the offering will have on our NAV per share;

•	the benefits and impact of a rights offering as compared to alternative methods of raising additional capital (i.e., issuance of junior debt, issuance of preferred debt and asset sales);

•	the impact of the COVID-19 pandemic on us, our portfolio companies and the global markets;
•
the structure of the offering, including the pricing mechanism, a transferable versus non-transferable rights offering, the effect of a not fully subscribed offering and the inclusion of an over-subscription privilege;

•	our ability to support our existing portfolio companies;
•
the increased equity capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objectives and policies, including in specialty finance businesses;

•	the substantial dilution in ownership and voting power to be experienced by non-exercising stockholders;
•	the dilutive effect the offering will have on the distributions per share we make subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;
•	the size of the offering in relation to the number of shares outstanding;
•	the possibility that the results of our portfolio companies in which we have a larger position may have less impact on our NAV as a result of the issuance of additional equity;
•	the general condition of the capital markets, including the impact of macro events; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to GECM.
We cannot provide you any assurance of the amount of dilution that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering. In determining that this offering is in our best interest and in the best interests of our stockholders, we have retained Oppenheimer & Co. Inc. and Imperial Capital, LLC, the dealer managers for this offering, to provide us with certain marketing and soliciting services relating to this offering, including advice with respect to the structure, timing and terms of the offering.
Dilutive Effects
Any stockholder who chooses not to participate in the offering, or who does not fully exercise their rights, should expect to own a smaller interest in us upon completion of the offering. The offering will substantially dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights. Further, because the net proceeds per share from the offering will be lower than our then-current NAV per share, the offering will reduce our NAV per share. See “Dilution.”
Amendments and Termination
We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment. In addition, we may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby. In addition, the dealer managers have the right to terminate the dealer manager agreement. If this rights offering is terminated, all rights will expire without value, and the subscription agent will return as soon as practicable all exercise payments, without interest or penalty.
Offering Expenses
The expenses of the offering (other than the sales load) are expected to be approximately $[   ] and will be borne by holders of our common stock. See “Use of Proceeds.”

How to Obtain Subscription Information
•	Contact your broker-dealer, trust company, bank or other nominee where your rights are held, or
•	Contact the information agent, AST Fund Solutions, LLC toll-free at (877) 732-3614.
How to Subscribe
Deliver a completed subscription certificate and payment to the subscription agent by the expiration date of the rights offering.
Subscription Agent and Information Agent
American Stock Transfer & Trust Company, LLC will act as the subscription agent and AST Fund Solutions, LLC will act as the information agent in connection with this offering. You may contact American Stock Transfer & Trust Company, LLC toll-free with questions at (877) 248-6417 and AST Fund Solutions, LLC toll-free with questions at (877) 732-3614.
Dealer Managers Arrangements
Oppenheimer & Co. Inc. and Imperial Capital, LLC will act as dealer managers for the offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide certain marketing assistance in connection with the offering and will solicit the exercise of rights and participation in the over-subscription privilege by our stockholders. We have agreed to pay the dealer managers a fee for their marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to the exercise of the primary subscription right and/or the over-subscription privilege, other than for shares issued to the Participating Shareholders, and 1.0% of the subscription price per share of common stock for each share issued to the Participating Shareholders. See “The Offering—Dealer Managers Arrangements.” The dealer managers may reallow a portion of their fees to other broker-dealers that have assisted in soliciting the exercise of rights.

Important Dates to Remember
Record Date
[   ], 2022 at [5:00 p.m. New York City time]
Subscription Period
from [   ], 2022 to [   ], 2022 (unless the offering is extended)
Expiration Date
[   ], 2022 (unless the offering is extended)
Deadline for Delivery of Subscription Certificates and Payment for Shares
[   ], 2022 at [5:00 p.m. New York City time] (unless the offering is extended)
Great Elm Capital Corp.
We are a Maryland corporation that was formed in April 2016. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income-generating equity investments, including investments in specialty finance businesses.
To achieve our investment objective, we invest in secured and senior secured debt instruments of middle market companies, as well as income-generating equity investments in specialty finance companies, that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100 million and $2 billion.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities.
We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
As a BDC with less than $100 million in annual investment income, we are not subject to the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). Some investors may find our securities less attractive because we are not subject to such auditor attestation requirement, which could lead to a less active and more volatile trading market for our securities.
Great Elm Capital Management, Inc.
We are managed by GECM, whose investment team has an aggregate of more than 100 years of experience in financing and investing in leveraged middle-market companies. GECM’s team is led by Matt Kaplan, GECM’s Portfolio Manager and our Chief Executive Officer. The GECM investment committee includes Matt Kaplan, Jason W. Reese, Adam M. Kleinman and Peter A. Reed.
GECM has entered into a shared services agreement with Imperial Capital Asset Management, LLC (“ICAM”), pursuant to which ICAM makes available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
We entered into an investment management agreement with GECM, dated as of September 27, 2016 (the “Investment Management Agreement”), pursuant to which and subject to the overall supervision of the Board, GECM provides investment advisory services to GECC. For providing these services, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (determined in conformity with generally accepted accounting principles in the United States (“GAAP”) (other than cash or cash equivalents but including assets purchased with borrowed funds or other forms of leverage)) at the end of the two most recently completed calendar quarters. The base management fee is payable quarterly in arrears.

The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is based on income (the “Income Incentive Fee”) and the other component is based on capital gains (the “Capital Gains Incentive Fee”). See “The Company—Investment Management Agreement.”
Pursuant to the administration agreement, dated as of September 27, 2016 (the “Administration Agreement”), by and between us and GECM, GECM furnishes us with administrative services and we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
Investment Portfolio
The following is a reconciliation of the investment portfolio for the year ended December 31, 2021. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, are excluded from the table below.
(in thousands)	For the Year Ended December 31, 2021
Beginning Investment Portfolio, at fair value	$151,648
Portfolio Investments acquired(1)	214,857
Amortization of premium and accretion of discount, net	3,958
Portfolio Investments repaid or sold(2)	(135,762)
Net change in unrealized appreciation (depreciation) on investments	(12,922)
Net realized gain (loss) on investments	(9,632)
Ending Investment Portfolio, at fair value	$212,148
(1)	Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings, and capitalized payment-in-kind (“PIK”) interest income.
(2)	Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities).
The following table shows the fair value of our portfolio of investments by industry as of December 31, 2021 (in thousands):
	December 31, 2021
Industry	Investments at Fair Value	Percentage of Fair Value
Specialty Finance	$47,952	22.60%
Energy Midstream	31,815	15.00%
Chemicals	15,058	7.10%
Metals & Mining	13,711	6.46%
Internet Media	11,870	5.60%
Construction Materials Manufacturing	10,461	4.93%
Oil & Gas Exploration & Production	9,849	4.64%
Restaurants	8,310	3.92%
Wireless Telecommunications Services	8,137	3.84%
Industrial	7,551	3.56%
Transportation Equipment Manufacturing	6,030	2.84%
Home Security	5,590	2.63%
Casinos & Gaming	5,291	2.49%
Retail	4,267	2.01%
Hospitality	4,085	1.93%
Special Purpose Acquisition Company	3,044	1.43%
Oil & Gas Refining	3,030	1.43%
Apparel	2,929	1.38%
Healthcare Supplies	2,869	1.35%
Food & Staples	2,724	1.28%

	December 31, 2021
Industry	Investments at Fair Value	Percentage of Fair Value
Consumer Services	2,640	1.24%
Commercial Printing	2,025	0.95%
Software Services	1,994	0.94%
Communications Equipment	1,057	0.50%
Biotechnology	11	0.01%
IT Services	7	0.01%
Technology	(158)	(0.07)%
Total	$212,149	100.00%
Risk Factors
Investment in our securities involves a number of significant risks relating to our investments and our business and structure that you should consider before investing in our securities.
The global outbreak of the COVID-19 pandemic has disrupted economic markets and the economic impact, duration and spread of the COVID-19 virus is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments—COVID-19.”
Our business is subject to a number of risks and uncertainties, including the following:
•	A significant portion of our investments in Avanti Communications Group plc (“Avanti”) has been written down and placed on non-accrual status and we may lose all of our investments in Avanti.
•
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.

•
Our portfolio is limited in the number of portfolio companies which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.

•	Defaults by our portfolio companies may harm our operating results.
•	By investing in companies that are experiencing significant financial or business difficulties, we are exposed to distressed lending risks.
•
Certain of the companies we target may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

•
Investing in middle market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.

•
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

•	Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.
•	Our failure to maintain our status as a BDC would reduce our operating flexibility.

•
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

•	We will be subject to corporate level U.S. federal income tax if we are unable to qualify as a RIC under the Code.
•	We may incur additional debt, which could increase the risk in investing in our Company.
•
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.

•	There are significant potential conflicts of interest that could impact our investment returns.
See “Risk Factors” and the other information included in this prospectus for a discussion of factors you should carefully consider before deciding to invest in our securities.
Conflicts of Interest
Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities, including ICAM or funds managed by ICAM, and affiliates of GECM and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders’ best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Matt Kaplan, our Chief Executive Officer and President, is a portfolio manager at GECM and a member of its investment committee. See “Risk Factors—There are significant potential conflicts of interest that could impact our investment returns.”
Although funds managed by GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with GECM.
We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.
Pursuant to the Administration Agreement, we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.

Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider the investment and tax objectives of us and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and (3) restrictions under the Investment Company Act regarding co-investments with affiliates. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
Our Corporate Information
Our and GECM’s offices are located at 800 South Street, Suite 230, Waltham, MA 02453 and our phone number is (617) 375-3006. We maintain a website located at http://www.greatelmcc.com. Information on our website is not incorporated into or a part of this prospectus.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. The SEC maintains a website at http://www.sec.gov where such information is available without charge.
Recent Developments
Distributions
Our Board set distributions for the quarter ending March 31, 2022 at a rate of $0.60 per share (payable on March 30, 2022 to stockholders as of March 15, 2022), and for the quarter ending June 30, 2022 at a rate of $0.45 per share, in each case giving effect to the reverse stock split completed on February 28, 2022. The full amount of each distribution will be from distributable earnings. The schedule of distribution payments will be established by GECC pursuant to authority granted by our Board. The March and June distributions will be paid in cash.
Amended Charter and Reverse Stock Split
On January 27, 2022, we announced that the Board had approved a 6-for-1 reverse stock split of our outstanding common stock. As a result of the reverse stock split, every six shares of our issued and outstanding common stock were converted into one share of issued and outstanding common stock. No fractional shares were issued as a result of the reverse stock split. Any fractional shares to be received as a result of the reverse stock split were redeemed for cash at the closing market price on the business day immediately prior to the effective date of the reverse stock split. The reverse stock split was effective for trading purposes as of February 28, 2022.
Unless otherwise indicated, all figures in this prospectus reflect the implementation of the reverse stock split.
Management Updates
On March 2, 2022, Peter Reed notified us that he is resigning from his position as our Chief Executive Officer and President and as Chairman of the Board, and each of Randall Revell Horsey and Michael Speller notified us that they are resigning from the Board, in each case effective after the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. As a result, the resignations are effective on March 4, 2022. The resignations were not the result of any disagreement with us.
On March 4, 2022, the Board appointed Matt Kaplan, as our Chief Executive Officer and President.
On March 4, 2022, the Board also appointed Richard Cohen as a Class I director and Matthew A. Drapkin as a Class II Director to fill the vacancies on the Board created by the resignations of Mr. Speller and Mr. Horsey. Mr. Cohen will be eligible for re-election along with the Company’s other Class I director at the Company’s 2023 Annual Meeting of Stockholders and Mr. Drapkin will be eligible for re-election along with the Company’s other Class II director at the Company’s 2024 Annual Meeting of Stockholders. Mr. Drapkin will serve as Chairman of the Board of Directors and Mr. Cohen will serve as the Chairman of the Company’s Audit Committee, as the audit committee financial expert and as a member of the Company’s Compensation Committee.
As a result, as of March 4, 2022, the Company has two independent directors, two interested directors and one vacancy on its Board, and only two independent directors on its Audit Committee. The Board intends to appoint an independent Class III director to fill the vacancy created by Mr. Reed’s resignation from the Board and to be the third independent director on the Company’s Audit Committee as soon as practicable
Investment Activities
On February 3, 2022, we purchased a majority ownership interest in SCC, a provider of asset-based loans to middle market companies throughout the U.S. The aggregate purchase prices was approximately $7.5 million, which consisted of $4.9 million in cash and 117,117 shares of our common stock issued at NAV for aggregate consideration of $2.6 million. In connection with the acquisition, we are also providing subordinated debt to SCC.
On February 18, 2022, we entered into a joint venture with Utica LeaseCo. LLC (“Utica”) for the purpose of co-investing in proprietary equipment financings originated by Utica. Utica has been providing customized equipment loan and lease options for businesses of all sizes throughout the continental U.S. since 2005. The Utica transaction remains subject to the approval of Utica’s senior lenders.
Contingent Incentive Fee Waiver
In March 2022, GECM indicated that it intends to waive all accrued and unpaid incentive fees as of March 31, 2022, provided that our stockholders approve a proposal to reset the incentive fee total return hurdle under our Investment Management Agreement at our next annual stockholder meeting. As of December 31, 2021, there were approximately $4.9 million of accrued fees held on our balance sheet. If that waiver is obtained, we would expect to recognize the reversal of these accrued fees during the period ending March 31, 2022, contingent upon approval of the new incentive fee hurdles by our stockholders, resulting in a corresponding increase in income and increase in NAV in such period (subject to any offsetting additional expenses or losses).

FINANCIAL HIGHLIGHTS
Information regarding our financial highlights is incorporated by reference herein from our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on March 4, 2021.

FEES AND EXPENSES
The following table is intended to assist you in understanding the fees and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue an aggregate amount of [  ] shares of common stock, assuming all rights are exercised. If we issue fewer shares of common stock and not all rights are exercised pursuant to the offer and the net proceeds to us are less, all other things being equal, the total annual expenses shown would increase. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or that “we” will pay fees or expenses, our stockholders will indirectly bear such fees or expenses as our investors.
Stockholder transaction expenses (as a percentage of offering price):
Sales load	[ ]%(1)
Offering expenses	[ ]%(2)
Dividend reinvestment plan expenses	None(3)
Total stockholder transaction expenses	[ ]%
Annual expenses (as a percentage of net assets attributable to common stock):
Base management fee	[ ]%(4)
Incentive fee	[ ]%(5)
Interest payments on borrowed funds	[ ]%(6)
Other expenses	[ ]%
Total annual expenses	[ ]%
(1)
In connection with this offering, the dealer managers for this offering will receive a fee for marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to the exercise of the primary subscription right and/or the over-subscription privilege, other than for shares issued to the Participating Shareholders, and 1.0% of the subscription price per share of common stock for each share issued to the Participating Shareholders. The estimated sales load assumes all shares are purchased other than by the Participating Shareholders. See “The Offering—Dealer Managers Arrangements.”

(2)
Amount reflects estimated offering expenses of approximately $[  ], which assumes that the offering is fully subscribed. This amount includes the estimated fees that we have agreed to pay to the information agent and the estimated fees that we have agreed to pay to the subscription agent, plus estimated reimbursement for all out-of-pocket expenses related to the offering and execution fees for each exercise, each proration and each extension of the expiration date of the rights offering (if any). See “The Offering—Information Agent and Subscription Agent.”

(3)
The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. For additional information, see “Dividend Reinvestment Plan.”

(4)
We are externally managed by GECM and our base management fee is calculated at an annual rate of 1.50% based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage). See “The Company—Investment Management Agreement.” Consequently, if we have borrowings outstanding, the base management fee as a percentage of net assets attributable to common shares would be higher than if we did not utilize leverage.

(5)	See “The Company—Investment Management Agreement.”
(6)
Assumes borrowings representing approximately [ ]% of our average net assets at an average annual interest rate of [ ]%. The amount of leverage that we may employ at any particular time will depend on, among other things, our Board’s and GECM’s assessment of market and other factors at the time of any proposed borrowing.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.
1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return (assumes no return from net realized capital gains) (none of which is subject to the capital gains incentive fee)
$[ ]	$[ ]	$[ ]	$[ ]
You would pay the following expenses on a $1,000 common stock investment, assuming a 5% annual return resulting entirely from net realized capital gains (all of which is subject to the capital gains incentive fee)
$[ ]	$[ ]	$[ ]	$[ ]
This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown. The amounts included in the table above for “Other expenses” represent our estimates for the fiscal year ending December 31, 2022.
While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fee under the Investment Management Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. Under the Investment Management Agreement, no incentive fee would be payable if we have a 5% annual return. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses, and returns to our investors, would be higher. The example assumes that all dividends and other distributions are reinvested at NAV. Under certain circumstances, reinvestment of dividends and other distributions under our dividend reinvestment plan may occur at a price per share that differs from NAV. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS
Investing in our common stock involves a number of significant risks. Before you subscribe for the shares of common stock issuable upon exercise of the rights, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. These are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant, could negatively affect our business, financial condition and results of operations. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition, results of operations and cash flows could be materially and adversely affected. In such case, our NAV and the trading price per share of our common stock could decline, and you may lose all or part of your investment. The impact of COVID-19 may also exacerbate the risks discussed below, any of which could have a material effect on us.
Risks Relating to this Offering
Stockholders who do not participate in this rights offering will experience immediate dilution in an amount that may be material.
Stockholders who do not fully exercise their rights will, at the completion of the offering, own a smaller proportional interest in us, including with respect to participation in our earnings and assets and voting rights, than would otherwise be the case if they fully exercised their rights. We cannot state precisely the amount of any such dilution in share ownership because we do not know at this time what proportion of the shares will be purchased as a result of the offering. In addition, because the subscription price will be less than our NAV per share, our stockholders will experience an immediate dilution of the aggregate NAV of their shares of common stock as a result of the offering. In addition, if the market price of our stock decreases below the subscription price, you will experience even greater dilution of the aggregate NAV of your shares as a result of the decreased market price of our common stock. Such dilution could be substantial.
This offering will also cause dilution in the distributions per share we make subsequent to completion of the offering. The offering may also adversely affect the price at which our common stock trades. In addition, our reported earnings per share will be retroactively adjusted to reflect the dilutive effects of this offering. See “Dilution.”
Volatility in the financial markets creates numerous risks and may cause the market price of our common stock to decline before or after the rights expire or create other risks related to this offering.
The market price of our common stock could be subject to wide fluctuations in response to general economic and market conditions. We cannot assure you that the market price of our common stock will not decline after you elect to exercise your rights. If that occurs, you may have committed to buy shares of our common stock in this offering at a price that represents a smaller discount relative to the market price than indicated herein or even at a price greater than the prevailing market price, and could have an immediate unrealized loss. Moreover, we cannot assure you that following the exercise of your rights you will be able to sell your common stock at a price equal to or greater than the subscription price. Until shares are delivered upon expiration of the offering, you will not be able to sell the shares of our common stock that you purchase in this offering.
We may terminate this rights offering at any time prior to delivery of the shares of our common stock offered hereby, and neither we nor the subscription agent will have any obligation to you with respect to the rights, except to return your subscription payments without interest or penalty.
We may, in our sole discretion, terminate the rights offering at any time prior to the delivery of the shares of our common stock offered hereby. In addition, the dealer managers have the right to terminate the dealer manager agreement. If the rights offering is terminated, all rights will expire without value and the subscription agent will return as soon as practicable all exercise payments without interest or penalty. In addition, this offering may be delayed or suspended as a result of general economic and market conditions.
The rights are non-transferable and there is no market for the rights.
Because the rights are non-transferable, there is no market or other means for stockholders to directly realize any value associated with the rights. Stockholders must exercise the rights and acquire additional shares of our common stock to realize any value.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Upon completion of this offering, we will have [    ] shares of common stock outstanding if the offering is fully subscribed. Following this offering, sales of substantial amounts of our common stock, or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.
This offering may be undersubscribed.
It is possible that this offering will not be fully subscribed. Under-subscription of the offering would have an impact on the net proceeds and may adversely impact the benefits we achieve from this offering.
Risks Relating to Our Investments
A significant portion of our investment in Avanti has been written down and placed on non-accrual status and we may lose all of our investment in Avanti.
Avanti, located in London, England, is a provider of satellite-enabled data communications services in Europe, the Middle East and Africa. As of December 31, 2021, Avanti is represents approximately 4% of our investment portfolio (excluding cash and short-term investments). As of December 31, 2021, we owned approximately 9% of Avanti's outstanding debt, including second lien senior secured notes (the “PIK Toggle Notes”) and a 1.5 lien secured loan (the “1.5L Loan”) and approximately 9% of Avanti's outstanding common stock. We acquired our original position in Avanti as part of a portfolio of debt instruments, which we purchased from private investment funds managed by MAST Capital Management, LLC prior to the Merger. Our current position in Avanti largely resulted from a series of liability management transactions by Avanti that closed in December 2017.
Avanti is highly leveraged. If there is an event of default under the indenture governing the PIK Toggle Notes or any other indebtedness and the obligations under the PIK Toggle Notes are accelerated, Avanti likely will not have sufficient liquidity to pay the obligations under the PIK Toggle Notes. Under such circumstances, Avanti may consider other restructuring options, such as entering into an insolvency procedure under English law or by filing for Chapter 11 protection under the U.S. Bankruptcy Code, the consequences of which could include a reduction in the value of the assets available to satisfy the PIK Toggle Notes and the imposition of costs and other additional risks on holders of the PIK Toggle Notes, including a material reduction in the value of the PIK Toggle Notes. In such an event, we may lose all or part of our investment in Avanti.
In addition, as noted above, we own approximately 9% of Avanti’s common stock. Avanti’s common stock was delisted from its primary exchange in September 2019 and no longer trades on an exchange, which limits the liquidity of our investment. Equity securities also expose us to additional risks should Avanti default on its debt or need additional financing. Equity securities rank lower in the capital structure and would likely not pay current income or PIK income, which we had been receiving on our investment in Avanti prior to the 2017 liability management transactions. Please see, “—We are not in a position to exercise control over certain of our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments” and “—Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.”
We are currently receiving PIK interest on our Avanti investment under the PIK Toggle Notes and we have generated significant non-cash income in the form of PIK interest. As part of the 2017 restructuring, the PIK Toggle Notes became pay-if-you-can notes whereby Avanti is required to make interest payments in cash, subject to satisfying certain minimum cash thresholds. Otherwise, the interest will be paid as PIK interest. Such PIK interest exposes us to significant risks. Please see “—Risks Relating to Our Business and Structure—We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash,” and “—Risks Relating to Our Business and Structure—We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.” Additionally, all accrued interest (through March 31, 2018) on the 2019 Notes has been converted into additional shares of Avanti common equity. These factors could also result in lower trading prices for our common stock and/or debt securities. There can be no certainty in this respect and a significant decrease in the market value of the Avanti common stock following the restructuring could ultimately have a material adverse effect on our NAV and the trading prices of our securities and increase the risks of investing in our common stock. The Avanti common stock was delisted from its primary exchange in September 2019 and no longer trades on an exchange.
Avanti's financial condition is uncertain. The 2017 liability management transactions did not materially change Avanti's long term capital structure and did not address the longer-term sustainability of Avanti's business model. In addition, Avanti is faced with near term debt maturities, including related to the PIK Toggle Notes, which mature in October 2022. As of result of the uncertainty surrounding Avanti’s financial condition and ongoing liquidity challenges, as of December 31, 2021, we determined that our investment in the PIK Toggle Notes was fair valued at zero and, we put our investment in the PIK Toggle Notes and the 1.5L loan on non-accrual, with any accrued but unpaid or capitalized interest income reversed as of period end. As a result of this write down and non-accrual status, we have determined that that the accrued incentive fees payable associated with the portion of PIK interest generated by the PIK Toggle Notes and 1.5L loan should not at this time be recognized as a liability and as such we have reversed $5.0 million in accrued incentive fees related to those investments in the current period.
As of September 30, 2021, Avanti represented approximately 13% of our investment portfolio at fair value (excluding cash and short-term investments). Following the write down described above, Avanti represented approximately 4% of our investment portfolio at fair value (excluding cash and short-term investments) as of December 31, 2021. In the future, we may need to further write down the fair value of our Avanti investments. We may also sell at a loss all or a portion of our investment in Avanti from time to time in order to meet diversification requirements under the Code or as part of our portfolio management strategy. There can be no certainty in this respect and a significant decrease in the value of our Avanti investments could ultimately have a material adverse effect on our NAV and the trading prices of our securities and increase the risks of investing in our common stock.
We face increasing competition for investment opportunities. Limited availability of attractive investment opportunities in the market could cause us to hold a larger percentage of our assets in liquid securities until market conditions improve.
We compete for investments with other BDCs and investment funds (including specialty finance companies, private equity funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks and other sources of funding. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors have a lower cost of capital and access to funding sources that are not available to us, including from the Small Business Administration. In addition, increased competition for attractive investment opportunities allows debtors to demand more favorable terms and offer fewer contractual protections to creditors. Some of our competitors have higher risk tolerances or different risk assessments than we do. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. A significant part of our competitive advantage stems from the fact that the market for investments in lower middle market companies is underserved by traditional commercial banks and other financing sources. A significant increase in the number and/or the size of our competitors in this target market would force us to accept less attractive investment terms. GECM may, at its discretion, decide to pursue such opportunities if it believes that they are in our best interest; however, GECM may decline to pursue available investment opportunities that, although otherwise consistent with our investment policies and objectives, in GECM’s view present unacceptable risk/return profiles. Under such circumstances, we may hold a larger percentage of our assets in liquid securities until market conditions improve in order to avoid having assets remain uninvested. Furthermore, many of our competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the Investment Company Act imposes on us as a BDC. We believe that competitors will make first and second lien loans with interest rates and returns that are lower than the rates and returns that we target. Therefore, we do not seek to compete solely on the interest rates and returns offered to prospective portfolio companies.

Changes in the regulatory framework under which the wireless telecommunications industry operates and significant competition in the wireless telecommunications industry could adversely affect our business prospects or results of operations.
As a result of our stake in Avanti, we are exposed to risks associated with the wireless telecommunications sector.
For example, Avanti’s operations are regulated by various foreign governments and international bodies. These regulatory regimes restrict or impose conditions on Avanti’s ability to operate in designated areas and to provide specified products or services. In addition, new laws or regulations or changes to the existing regulatory framework could impose additional costs, impair revenue opportunities and potentially impede Avanti’s ability to provide services. The further regulation of Avanti’s activities could impact Avanti’s ability to compete in the marketplace and limit the return Avanti, and, as a result, we, can expect to achieve.
In addition, Avanti’s business may also be affected by the significant competition in the wireless telecommunications industry. There is rapid development of new technologies, services and products, which brings new competitors to the market. While these changes have enabled companies like Avanti to offer new types of products and services, they have also allowed other providers to broaden the scope of their own competitive offerings. Avanti’s ability to compete effectively will depend on, among other things, how successfully Avanti anticipates and responds to various factors affecting its industry, including new technologies and business models, changes in consumer preferences and demand for existing services, demographic trends and economic conditions. If Avanti is not able to respond successfully to these competitive challenges, Avanti may face challenges in meeting its required payments under its debt securities held by us, which could result in a material decrease in the fair value of such debt securities, and a corresponding material adverse change in our financial position and results of operations.
We are invested in a limited number of portfolio companies, which may subject us to a risk of significant loss if one or more of these companies defaults on its obligations under any of its debt instruments.
Our portfolio is likely to hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with qualifying as a RIC, we do not have fixed guidelines for diversification, and our investments are likely to be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some funds, we are more susceptible to failure if a single investment fails. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
Our portfolio is subject to change over time and may be concentrated in a limited number of industries, which subjects us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
We may from time to time invest a relatively significant percentage of our portfolio in industries in which GECM does not necessarily have extensive historical research coverage. If an industry in which we have significant investments suffers from adverse business or economic conditions, as these industries have to varying degrees, a material portion of our investment portfolio could be affected adversely, which, in turn, could adversely affect our financial position and results of operations.
Any unrealized losses we experience in our portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at fair value as determined in good faith by our Board. Decreases in the fair values of our investments are recorded as unrealized depreciation. Any unrealized losses in our portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected investments. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our returns on equity.
We are subject to the risk that investments intended to be held over long periods are, instead, repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, repay debt or repurchase our common stock, depending on expected future investment opportunities. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed by them.
We are not in a position to exercise control over certain of our portfolio companies or to prevent decisions by management of such portfolio companies that could decrease the value of our investments.
We generally do not hold controlling equity positions in our portfolio companies. As a result, we are subject to the risk that a portfolio company may make business decisions with which we disagree, and that the management and/or stockholders of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity of the debt and equity investments that we hold in certain of our portfolio companies, we may not be able to dispose of such investments if we disagree with the actions of a portfolio company and may therefore suffer a decrease in the value of such investments.
We have made, and in the future intend to pursue additional, investments in specialty finance businesses, which may require reliance on the management teams of such businesses.
We have made, and may make additional, investments in companies and operating platforms that originate and/or service commercial specialty finance businesses, including factoring, equipment finance, inventory leasing, merchant cash advance and hard money real estate lending and may also invest directly (including via participation) in the investments made by such businesses. The form of investment may vary and may require reliance on management teams to provide the resources necessary to originate new receivables, manage portfolios of performing receivables, and work-out portfolios of stressed or non-performing receivables.
Defaults by our portfolio companies may harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of our investments and foreclosure on our secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt or equity securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of financial covenants, with a defaulting portfolio company. If any of these occur, it could materially and adversely affect our operating results and cash flows.
If we invest in companies that experience significant financial or business difficulties, we may be exposed to certain distressed lending risks.
As part of our lending activities, we may purchase notes or loans from companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to us, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. We cannot assure you that we will correctly evaluate the value of the assets collateralizing our investments or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a portfolio company, we may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the investment advanced by us to the borrower.
Certain of the companies in which we invest may have difficulty accessing the capital markets to meet their future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.
Senior Secured Loans and Notes. There is a risk that the collateral securing our loans and notes may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan or note. Consequently, the fact that a loan or note is secured does not guarantee that we will receive principal and interest payments according to the loan’s or note’s terms, or at all, or that we will be able to collect on the loan or note should we be forced to enforce our remedies.
Mezzanine Loans. Our mezzanine debt investments will be generally subordinated to senior loans and will be generally unsecured. As such, other creditors may rank senior to us in the event of an insolvency, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unsecured Loans and Notes. We may invest in unsecured loans and notes. If the issuer defaults or has an event of insolvency, other creditors may rank senior, be structurally senior or have lien protection that effectively renders their claim superior to our rights under our unsecured notes or loans, which could likely result in a substantial or complete loss on such investment in the case of such insolvency. This may result in an above average amount of risk and loss of principal.
Unfunded Commitments. From time to time, we purchase revolving credit loans with unfunded commitments in the ordinary course of business. In the event multiple borrowers of such revolving credit loans were to draw these commitments at the same time, including during a market downturn, it could have an adverse impact on our liquidity at a time when it may be more difficult for us to sell other assets.
Equity Investments. When we invest in senior secured loans or mezzanine loans, we may acquire equity securities, including warrants, as well. In addition, we may invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
In addition, investing in middle-market companies involves a number of significant risks, including:
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these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns, including the COVID-19 pandemic;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on our stockholders;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and GECM may be named as defendants in litigation arising from our investments in the portfolio companies;

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity; and
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a portion of our income may be non-cash income, such as contractual PIK interest, which represents interest added to the debt balance and due at the end of the instrument’s term, in the case of loans, or issued as additional notes in the case of bonds. Instruments bearing PIK interest typically carry higher interest rates as a result of their payment deferral and increased credit risk. When we recognize income in connection with PIK interest, there is a risk that such income may become uncollectable if the borrower defaults.

Investing in middle-market companies involves a high degree of risk and our financial results may be affected adversely if one or more of our portfolio investments defaults on its loans or notes or fails to perform as we expect.
A portion of our portfolio consists of debt and equity investments in privately owned middle-market companies. Investing in middle-market companies involves a number of significant risks. Compared to larger publicly owned companies, these middle-market companies may be in a weaker financial position and experience wider variations in their operating results, which may make them more vulnerable to economic downturns and other business disruptions. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of their key employees, as well as increased competition in the labor market, could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral and the fair market value of the loan.
Most of the loans in which we invest are not structured to fully amortize during their lifetime. In order to create liquidity to pay the final principal payment, borrowers typically must raise additional capital or sell their assets, which could potentially result in the collateral being sold for less than its fair market value. If they are unable to raise sufficient funds to repay us, the loan will go into default, which will require us to foreclose on the borrower’s assets, even if the loan was otherwise performing prior to maturity. This will deprive us from immediately obtaining full recovery on the loan and prevent or delay the reinvestment of the loan proceeds in other, more profitable investments. Moreover, there are no assurances that any recovery on such loan will be obtained. Most of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, loans made to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.
An investment strategy that includes privately held companies presents challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.
We invest in privately held companies. Generally, little public information exists about these companies, and we are required to rely on GECM’s or our specialty finance partners’ ability to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
We are exposed to risks relating to our specialty finance products.
We rely on the structural features embedded in our specialty financing and asset-based products to mitigate the credit risk associated with such products. With respect to our asset-based loans, we generally limit our lending to a percentage of the customer’s borrowing base assets that we believe can be readily liquidated in the event of financial distress of the borrower. With respect to our factoring products, we purchase the underlying invoices of our customers and become the direct payee under such invoices, thus transferring the credit risk in such transactions from our customers to the underlying account debtors on such invoices. In the event one or more of our customers fraudulently represents the existence or valuation of borrowing base assets in the case of an asset-based loan, or the existence or validity of an invoice we purchase in the case of a factoring transaction, we may advance more funds to such customer than we otherwise would and lose the benefit of the structural protections of our products with respect to such advances. In such event we could be exposed to material additional losses with respect to such loans or factoring products. Although we believe we have controls in place to monitor and detect fraud with respect to our asset-based lending and factoring products, there is no guarantee such controls will be effective.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invested. Also, in insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.
There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we may have structured investments as secured investments, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior investment is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans and notes that we invest in may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
We may purchase loans or notes that are secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender will require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us or the indenture trustee to enter into an “intercreditor agreement” prior to permitting the portfolio company to borrow. Typically the intercreditor agreements expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender shall control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans and notes.
The reference rates for our loans may be manipulated or changed.
Concerns have been publicized that some of the member banks surveyed by the British Bankers’ Association (the “BBA”) in connection with the calculation of the London Interbank Borrowing Rate (“LIBOR”) across a range of maturities and currencies may have been underreporting or otherwise manipulating the inter-bank lending rate applicable to them in order to profit on their derivatives positions or to avoid an appearance of capital insufficiency or adverse reputational or other consequences that may have resulted from reporting inter-bank lending rates higher than those they actually submitted. A number of BBA member banks have entered into settlements with their regulators and law enforcement agencies with respect to alleged manipulation of LIBOR, and investigations by regulators and governmental authorities in various jurisdictions are ongoing.

In addition, central banks have engaged in quantitative easing, currency purchase programs and other activities that caused government borrowing rates and currencies to trade at prices different than those that would prevail in an unaffected market.
Actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, may affect prevailing interest rates and the reference rates for loans to our portfolio companies. Actions by governments may create inflation in asset prices that over-state the value of our portfolio companies and their assets and drive cycles of capital market activities (like mergers and acquisitions) at a rate and at prices in excess of those that would prevail in an unaffected market.
We cannot assure you that actions by market participants, like the BBA, or by government agencies, like the Federal Reserve Board, will not materially adversely affect trading markets or our portfolio companies or us or our and our portfolio companies’ respective business, prospects, financial condition or results of operations.
The expected phase-out of LIBOR could have a material impact on our business.
In July 2017, the head of the United Kingdom Financial Conduct Authority announced the desire to phase out the use of LIBOR by the end of 2021. The ICE Benchmark Administration Limited (“ICE”) subsequently announced that it will cease calculating and publishing all LIBOR tenors on June 30, 2023 and cease calculating and publishing certain LIBOR tenors on December 31, 2021. Further, U.K. and U.S. regulatory authorities have recently issued statements encouraging banks to cease entering into new LIBOR based loans as soon as possible and by no later than December 31, 2021 and to continue to transition away from LIBOR based loans in preparation of ICE ceasing to calculate and publish LIBOR based rates on June 30, 2023. The Alternative Reference Rates Committee convened by the Federal Reserve Board and Federal Reserve Bank of New York has announced the Secured Overnight Financing Rate (“SOFR”) as its recommended alternative to LIBOR for USD obligations. However, because the SOFR is a broad U.S. Treasury repo financing rate that represents overnight secured funding transactions, it differs fundamentally from LIBOR. At this time, it is not possible to predict whether SOFR, or any other LIBOR alternative, will attain market traction as a LIBOR replacement or whether other replacement rates could be adopted by market participants. Even if financial instruments are transitioned to alternative benchmarks, such as SOFR, successfully, the new benchmarks are likely to differ from LIBOR, and our interest rate risk associated may increase. Transitioning to an alternative benchmark rate, such as SOFR, may result in us incurring significant expense and legal risks, as renegotiation and changes to documentation may be required in effecting the transition. Any alternative benchmark rate may be calculated differently than LIBOR, may increase the interest expense associated with our existing or future indebtedness and may not align for our assets and liabilities. Any of these occurrences could adversely affect our borrowing costs, financial condition, results of operations and the value of our investments.
Additionally, the future of LIBOR at this time is uncertain. Potential changes, or uncertainty related to such potential changes, may adversely affect the market for LIBOR-based securities, including our portfolio of LIBOR-indexed, floating-rate debt securities, or the cost of our borrowings. In addition, changes or reforms to the determination or supervision of LIBOR may result in a sudden or prolonged increase or decrease in reported LIBOR, which could have an adverse impact on the market for LIBOR-based securities, including the value of the LIBOR-indexed, floating-rate debt securities in our portfolio, or the cost of our borrowings. The potential effect of the phase-out or replacement of LIBOR on our cost of capital and net investment income cannot yet be determined.
The effect on our investments will vary depending, among other things, on (1) whether fallback or termination provisions in individual contracts currently exist, and if so, the terms of such provisions and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new investments. We may have discretion to determine a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact our investments and may expose such investments to additional tax, accounting and regulatory risks. The elimination of LIBOR may affect the value, liquidity or return on our investments and may result in costs incurred in connection with closing out positions and entering into new investments, adversely impacting our overall financial condition or results of operations. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on our investments until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

We may mismatch the interest rate and maturity exposure of our assets and liabilities.
Our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. We cannot assure you that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which could reduce our net investment income. Typically, our fixed rate investments are financed primarily with equity and/or long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the Investment Company Act. If we do not implement these techniques properly, we could experience losses on our hedging positions, which could be material.
If interest rates fall, our portfolio companies are likely to refinance their obligations to us at lower interest rates. Our proceeds from these refinancings are likely to be reinvested at lower interest rates than our refinanced loans resulting in a material decrease in our net investment income.
We may not realize gains from our equity investments.
Our portfolio may include common stock, warrants or other equity securities. We may also take back equity securities in exchange for our debt investments in workouts of troubled investments. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. The equity interests we invest in may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We may seek puts or similar rights to give it the right to sell our equity securities back to the portfolio company. We may be unable to exercise these put rights if the issuer is in financial distress or otherwise lacks sufficient liquidity to purchase the underlying equity investment.
Investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.
Our investment strategy contemplates investments in debt securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility. Such investments will generally not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Pursuant to the Investment Company Act, qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. If we do not meet the 70% threshold, we will be limited to purchasing qualifying assets until such threshold is met. See “The Company—Regulation as a Business Development Company.”
Any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we offer no assurance that we will, in fact, hedge currency risk, or that if it does, such strategies will be effective.

We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less, which may have a negative impact on our business and operations.
We may hold a significant portion of our portfolio assets in cash, cash equivalents, money market mutual funds, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less for many reasons, including, among others:
•	as part of GECM’s strategy in order to take advantage of investment opportunities as they arise;
•	when GECM believes that market conditions are unfavorable for profitable investing;
•	when GECM is otherwise unable to locate attractive investment opportunities;
•	as a defensive measure in response to adverse market or economic conditions; or
•	to meet RIC qualification requirements.
We may also be required to hold higher levels of cash, money market mutual funds or other short-term securities in order to pay our expenses or make distributions to stockholders in the ordinary course of business given the relatively high percentage of our total investment income represented by non-cash income, including PIK income and accretion of original issue discount (“OID”). During periods when we maintain exposure to cash, money market mutual funds, or other short-term securities, we may not participate in market movements to the same extent that it would if we were fully invested, which may have a negative impact on our business and operations and, accordingly, our returns may be reduced.
Risks Relating to Our Business and Structure
Capital markets experience periods of disruption and instability. These market conditions have historically materially and adversely affected debt and equity capital markets in the United States and abroad, which had, and may in the future have, a negative impact on our business and operations.
The global capital markets are subject to disruption as evidenced by, among other things, a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of major financial institutions. Despite actions of the U.S. federal government and foreign governments, these events have contributed to worsening general economic conditions that have historically materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular. We cannot provide any assurance that these conditions will not significantly worsen. Equity capital may be difficult to raise because, as a BDC, we are generally not able to issue additional shares of our common stock at a price less than NAV. In addition, our ability to incur indebtedness or issue preferred stock is limited by applicable regulations such that our asset coverage, as defined in the Investment Company Act, must equal at least 150% immediately after each time we incur indebtedness or issue preferred stock. The debt capital that may be available, if at all, may be at a higher cost and on less favorable terms and conditions in the future. Any inability to raise capital could have a negative effect on our business, financial condition and results of operations.
Market conditions may in the future make it difficult to extend the maturity of or refinance our existing indebtedness, and any failure to do so could have a material adverse effect on our business. The expected illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments.
In addition, significant changes in the capital markets, including recent volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition and results of operations.
We may experience fluctuations in our quarterly results.
Our quarterly operating results will fluctuate due to a number of factors, including the level of expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. Our quarterly operating results will also fluctuate due to a number of other factors, including the interest rates payable on the debt investments we make and the default rates on such investments. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
Our success depends on the ability of our investment adviser to attract and retain qualified personnel in a competitive environment.
Our growth requires that GECM retain and attract new investment and administrative personnel in a competitive market. GECM’s ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors, including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as private equity funds and mezzanine funds) and traditional financial services companies, which compete for experienced personnel with GECM, have greater resources than GECM.
Our ability to grow depends on our ability to raise equity capital and/or access debt financing.
We intend to periodically access the capital markets to raise cash to fund new investments. We expect to continue to elect to be treated as a RIC and operate in a manner so as to qualify for the U.S. federal income tax treatment applicable to RICs. Among other things, in order to maintain our RIC status, we must distribute to our stockholders on a timely basis generally an amount equal to at least 90% of our investment company taxable income (as defined by the Code), and, as a result, such distributions will not be available to fund new investments. As a result, we must borrow from financial institutions or issue additional securities to fund our growth. Unfavorable economic or capital market conditions, including interest rate volatility, may increase our funding costs, limit our access to the capital markets or could result in a decision by lenders not to extend credit to us. There has been and will continue to be uncertainty in the financial markets in general. An inability to successfully access the capital or credit markets for either equity or debt could limit our ability to grow our business and fully execute our business strategy and could decrease our earnings, if any.
If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the Investment Company Act or our lenders. Any such failure, or a tightening or general disruption of the credit markets, would affect our ability to issue senior securities, including borrowings, and pay dividends or other distributions, which could materially impair our business.
In addition, with certain limited exceptions we are only allowed to borrow or issue debt securities or preferred stock such that our asset coverage, as defined in the Investment Company Act, equals at least 150% immediately after such borrowing, which, in certain circumstances, may restrict our ability to borrow or issue debt securities or preferred stock. The amount of leverage that we may employ will depend on GECM’s and our Board’s assessments of market and other factors at the time of any proposed borrowing or issuance of debt securities or preferred stock. We cannot assure you that we will be able to obtain lines of credit at all or on terms acceptable to us.
Economic recessions or downturns could impair our portfolio companies and harm our operating results.
The economy is subject to periodic downturns that, from time to time, result in recessions or more serious adverse macroeconomic events. Our portfolio companies are susceptible to economic slowdowns or recessions and may be unable to repay loans or notes during these periods. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record the market value of our investments. Adverse economic conditions may also decrease the value of collateral securing some of our investments and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants in its agreements with us or other lenders could lead to defaults and, potentially, acceleration of the time when the debt obligations are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided significant managerial assistance to that portfolio company, a bankruptcy court might re-characterize our debt holding and subordinate all or a portion of our claim to that of other creditors.
Global economic, political and market conditions may adversely affect our business, results of operations and financial condition, including our revenue growth and profitability.
The condition of the global financial market, as well as various social and political tensions in the United States and around the world, may contribute to increased market volatility, may have long-term effects on the U.S. and worldwide financial markets, may cause economic uncertainties or deterioration in the United States and worldwide, and may subject our investments to heightened risks.
These heightened risks could also include to: increased risk of default; greater social, trade, economic and political instability (including the risk of war or terrorist activity); greater governmental involvement in the economy; greater governmental supervision and regulation of the securities markets and market participants resulting in increased expenses related to compliance; greater fluctuations in currency exchange rates; controls or restrictions on foreign investment and/or trade, capital controls and limitations on repatriation of invested capital and on the ability to exchange currencies; inability to purchase and sell investments or otherwise settle transactions (i.e., a market freeze); and unavailability of hedging techniques. During times of political uncertainty and/or change, global markets often become more volatile. Markets experiencing political uncertainty and/or change could have substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates typically have negative effects on such countries’ economies and markets. Tax laws could change materially, and any changes in tax laws could have an unpredictable effect on us, our investments and our investors.
Our debt investments may be risky, and we could lose all or part of our investments.
Our debt portfolios, including those held by our specialty finance companies, are subject to credit and interest rate risk. “Credit risk” refers to the likelihood that an issuer will default in the payment of principal and/or interest on an instrument. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, subordination, lack or inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument, and securities which are rated by rating agencies are often reviewed and may be subject to downgrade. “Interest rate risk” refers to the risks associated with market changes in interest rates. Factors that may affect market interest rates include, without limitation, inflation, slow or stagnant economic growth or recession, unemployment, money supply and the monetary policies of the Federal Reserve Board and central banks throughout the world, international disorders and instability in domestic and foreign financial markets. The Federal Reserve Board raised the federal funds rate from 2015 to 2018, but cut the rate to near zero by the end of 2020 to respond to the COVID-19 outbreak. The Federal Reserve Board has recently indicated it may raise the federal funds rate in the near future. These developments, along with domestic and international debt and credit concerns, could cause interest rates to be volatile, which may negatively impact our ability to access the debt markets on favorable terms. Interest rate changes may also affect the value of a debt instrument indirectly (especially in the case of fixed rate securities) and directly (especially in the case of instruments whose rates are adjustable). In general, rising interest rates will negatively impact the price of a fixed-rate debt instrument and falling interest rates will have a positive effect on price. Adjustable rate instruments may also react to interest rate changes in a similar manner although generally to a lesser degree (depending, however, on the characteristics of the reset terms, including, among other factors, the index chosen, frequency of reset and reset caps or floors). Interest rate sensitivity is generally more pronounced and less predictable in instruments with uncertain payment or prepayment schedules. We expect that we will periodically experience imbalances in the interest rate sensitivities of our assets and liabilities and the relationships of various interest rates to each other. In a changing interest rate environment, we may not be able to manage this risk effectively, which in turn could adversely affect our performance.

We may acquire other funds, portfolios of assets or pools of debt and those acquisitions may not be successful.
We may acquire other funds, portfolios of assets or pools of debt investments. Any such acquisition program has a number of risks, including among others:
•	management’s attention will be diverted from running our existing business by efforts to source, negotiate, close and integrate acquisitions;
•	our due diligence investigation of potential acquisitions may not reveal risks inherent in the acquired business or assets;
•	we may over-value potential acquisitions resulting in dilution to you, incurrence of excessive indebtedness, asset write downs and negative perception of our common stock;
•	the interests of our existing stockholders may be diluted by the issuance of additional shares of our common stock or preferred stock;
•	we may borrow to finance acquisitions and there are risks associated with borrowing as described in this document;
•	GECM has an incentive to increase our assets under management in order to increase its fee stream, which may not be aligned with the interests of our stockholders;
•	we and GECM may not successfully integrate any acquired business or assets; and
•	GECM may compensate the existing managers of any acquired business or assets in a manner that results in the combined company taking on excessive risk.
Our failure to maintain our status as a BDC would reduce our operating flexibility.
We elected to be regulated as a BDC under the Investment Company Act. The Investment Company Act imposes numerous constraints on the operations of BDCs and their external advisers. For example, BDCs are required to invest at least 70% of their gross assets in specified types of securities, primarily in private companies or illiquid U.S. public companies below a certain market capitalization, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Furthermore, any failure to comply with the requirements imposed on BDCs by the Investment Company Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our voting securities (as defined under the Investment Company Act), we may elect to withdraw our status as a BDC. If we decide to withdraw our BDC election, or if we otherwise fail to qualify, or to maintain our qualification, as a BDC, we may be subject to substantially greater regulation under the Investment Company Act as a closed-end management investment company. Compliance with such regulations would significantly decrease our operating flexibility and would significantly increase our costs of doing business.
Regulations governing our operations as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, referred to collectively as “senior securities,” up to the maximum amount permitted under the Investment Company Act. Under the provisions of the Investment Company Act applicable to BDCs, we are permitted to issue senior securities (e.g., notes and preferred stock) in amounts such that our asset coverage ratio, as defined in the Investment Company Act, equals at least 150% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

Our Board may change our investment objectives, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our investment objectives, current operating policies, investment criteria and strategies without prior notice and without stockholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, NAV and operating results.
We may have difficulty paying our required distributions under applicable tax rules if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we may be required to include in income certain amounts before our receipt of the cash attributable to such amounts, such as OID, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. For example, such OID or increases in loan balances as a result of PIK interest will be included in income before we receive any corresponding cash payments. Also, we may be required to include in income other amounts that we will not receive in cash, including, for example, non-cash income from PIK securities, deferred payment securities and hedging and foreign currency transactions. In addition, we intend to seek debt investments in the secondary market that represent attractive risk-adjusted returns, taking into account both stated interest rates and current market discounts to par value. Such market discount may be included in income before we receive any corresponding cash payments. Our debt investments in Avanti currently only earn PIK interest and our investment in Avanti equity (including any debt converted to equity) is not expected to earn cash dividends. Since we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the U.S. federal income tax requirement to distribute generally an amount equal to at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thus be subject to additional corporate level taxes.
However, in order to satisfy the Annual Distribution Requirement (as defined below) for a RIC, we may, but have no current intention to, declare a large portion of a dividend in shares of our common stock instead of in cash. As long as a portion of such dividend is paid in cash (which portion may be as low as 20% of such dividend, or 10% with respect to distributions declared on or before June 30, 2022) and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes.
We may expose ourselves to risks associated with the inclusion of non-cash income prior to receipt of cash.
To the extent we invest in OID instruments, including PIK loans, zero coupon bonds, and debt securities with attached warrants, investors will be exposed to the risks associated with the inclusion of such non-cash income in taxable and accounting income prior to receipt of cash.
The deferred nature of payments on PIK loans creates specific risks. Interest payments deferred on a PIK loan are subject to the risk that the borrower may default when the deferred payments are due in cash at the maturity of the loan. Since the payment of PIK income does not result in cash payments to us, we may also have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations (and thus hold higher cash or cash equivalent balances, which could reduce returns) to pay our expenses or make distributions to stockholders in the ordinary course of business, even if such loans do not default. An election to defer PIK interest payments by adding them to principal increases our gross assets and, thus, increases future base management fees to GECM and, because interest payments will then be payable on a larger principal amount, the PIK election also increases GECM’s future Income Incentive Fees (as defined below) at a compounding rate. The deferral of interest on a PIK loan increases its loan-to-value ratio, which is a measure of the riskiness of a loan.
More generally, market prices of OID instruments are more volatile because they are impacted to a greater extent by interest rate changes than instruments that pay interest periodically in cash. Ordinarily, OID would also create the risk of non-refundable cash payments to GECM based on non-cash accruals that may never be realized; however, this risk is mitigated since the Investment Management Agreement requires GECM to defer any incentive fees on Accrued Unpaid Income (as defined below), the effect of which is that Income Incentive Fees otherwise payable with respect to Accrued Unpaid Income become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof.
Additionally, we may be required to make distributions of non-cash income to stockholders without receiving any cash so as to satisfy certain requirements necessary to maintain our RIC status for U.S. federal income tax purposes. Such required cash distributions may have to be paid from the sale of our assets without investors being given any notice of this fact. The required recognition of non-cash income, including PIK and OID interest, for U.S. federal income tax purposes may have a negative impact on liquidity because it represents a non-cash component of our taxable income that must, nevertheless, be distributed to investors to avoid us being subject to corporate level taxation.
Further, our investment in Avanti, which represented approximately 4% of our investment portfolio (excluding cash and short-term investments) as of December 31, 2021 and approximately 24% of our total investment income for the year ended December 31, 2021, has resulted in significant PIK interest, which significantly increases our exposure to the aforementioned risks. Conversion of Avanti’s 2019 Notes to equity has resulted in us owning more Avanti common shares, which are not expected to generate cash dividends. Please see “—Risks Relating to Our Investments—A significant portion of our investment in Avanti has been written down and placed on non-accrual status and we may lose all of our investment in Avanti.”
We may choose to pay distributions in our own stock, in which case stockholders may be required to pay tax in excess of the cash they receive.
We may distribute a portion of our taxable distributions in the form of shares of our stock. In accordance with certain applicable U.S. Treasury regulations and other related administrative pronouncements issued by the Internal Revenue Service, a RIC may be eligible to treat a distribution of its own stock as fulfilling its RIC distribution requirements if each stockholder is permitted to elect to receive his or her entire distribution in either cash or stock of the RIC, subject to the satisfaction of certain guidelines. If too many stockholders elect to receive cash, each stockholder electing to receive cash must receive a pro rata amount of cash (with the balance of the distribution paid in stock). If these and certain other requirements are met, for U.S. federal income tax purposes, the amount of the distribution paid in stock generally will be equal to the amount of cash that could have been received instead of stock. Taxable stockholders receiving such distributions will be required to include the full amount of the distribution as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain dividend) to the extent of their share of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be subject to tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the market price of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders determine to sell shares of our stock in order to pay taxes owed on distributions, such sales may put downward pressure on the trading price of our stock.
We may expose our self to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose our self to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is generally anticipated because we may not be able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged.
Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

We will be subject to corporate-level U.S. federal income tax if we are unable to qualify as a RIC under the Code.
No assurance can be given that we will be able to qualify for and maintain RIC status. To maintain RIC tax treatment under the Code, we must meet certain annual distribution, source of income and asset diversification requirements.
The Annual Distribution Requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we may be subject to asset coverage ratio requirements under the Investment Company Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to make the required distributions, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level U.S. federal income tax.
The source of income requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.
The asset diversification requirement will be satisfied if we meet asset diversification requirements at the end of each quarter of our taxable year. Failure to meet the asset diversification requirements could result in us having to dispose of investments quickly in order to prevent the loss of RIC status. Because most of our investments will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. Further, the illiquidity of our investments may make them difficult or impossible to dispose of in a timely manner.
If we fail to qualify for RIC tax treatment for any reason and become subject to corporate U.S. federal income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions and the value of our shares of common stock.
The incentive fee structure and the formula for calculating the management fee may incentivize GECM to pursue speculative investments, advise us to use leverage when it may be unwise to do so, or advise us to refrain from reducing debt levels when it would otherwise be appropriate to do so.
The incentive fee payable by us to GECM creates an incentive for GECM to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such a compensation arrangement. The incentive fee payable to GECM is calculated based on a percentage of our return on invested capital. In addition, GECM’s base management fee is calculated on the basis of our gross assets, including assets acquired through the use of leverage. This may encourage GECM to use leverage to increase the aggregate amount of and the return on our investments, even when it may not be appropriate to do so, and to refrain from reducing debt levels when it would otherwise be appropriate to do so. The use of leverage increases our likelihood of default, which would impair the value of our securities. In addition, GECM will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there will be no hurdle rate applicable to the portion of the incentive fee based on net capital gains. As a result, GECM may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in us investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
We may invest in the securities and instruments of other investment companies, including private funds, and we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to GECM with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our stockholders will bear its share of the management and incentive fee payable to GECM, as well as indirectly bearing the management and performance fees and other expenses of any investment companies in which we invest.
In addition, if we purchase our debt instruments and such purchase results in our recording a net gain on the extinguishment of debt for financial reporting and tax purposes, such net gain will be included in our pre-incentive fee net investment income for purposes of determining the Income Incentive Fee payable to GECM under the Investment Management Agreement.

Finally, the incentive fee payable by us to GECM also may create an incentive for GECM to invest on our behalf in instruments that have a deferred interest feature, such as investments with PIK provisions. Under these investments, we would accrue the interest over the life of the investment but would typically not receive the cash income from the investment until the end of the term or upon the investment being called by the issuer. Our net investment income used to calculate the income portion of our incentive fee, however, includes accrued interest. The portion of the incentive fee that is attributable to deferred interest, such as PIK, will not be paid to GECM until we receive such interest in cash. Even though such portion of the incentive fee will be paid only when the accrued income is collected, the accrued income is capitalized and included in the calculation of the base management fee. In other words, when deferred interest income (such as PIK) is accrued, a corresponding Income Incentive Fee (if any) is also accrued (but not paid) based on that income. After the accrual of such income, it is capitalized and added to the debt balance, which increases our total assets and thus the base management fee paid following such capitalization. If any such interest is reversed in connection with any write-off or similar treatment of the investment, we will reverse the Income Incentive Fee accrual and an Income Incentive Fee will not be payable with respect to such uncollected interest. If a portfolio company defaults on a loan, it is possible that accrued interest previously used in the calculation of whether GECM met the hurdle rate to earn the incentive fee will become uncollectible.
A general increase in interest rates will likely have the effect of making it easier for GECM to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of the Investment Management Agreement, any general increase in interest rates will likely have the effect of making it easier for GECM to meet the quarterly hurdle rate for payment of Income Incentive Fees under the Investment Management Agreement without any additional increase in relative performance on the part of GECM. In addition, in view of the catch-up provision applicable to Income Incentive Fees under the Investment Management Agreement, GECM could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in GECM’s Income Incentive Fee resulting from such a general increase in interest rates.
GECM has the right to resign on 60 days’ notice, and we may not be able to find a suitable replacement within that time, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
GECM has the right, under the Investment Management Agreement, to resign at any time upon not more than 60 days’ written notice, whether we have found a replacement or not. If GECM resigns, we may not be able to find a new investment adviser or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms within 60 days, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption; our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be adversely affected; and the market price of our common stock may decline. In addition, the coordination of our internal management and investment activities is likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by our investment adviser and its affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective and current investment portfolio may result in additional costs and time delays that may adversely affect our financial condition, business and results of operations.
We incur significant costs as a result of being a publicly traded company.
As a publicly traded company, we incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act, the Dodd-Frank Act and other rules implemented by our government.
Changes in laws or regulations governing our operations may adversely affect our business or cause us to alter our business strategy.
We and our portfolio companies are subject to applicable local, state and federal laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and you, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourself of new or different opportunities. Such changes could result in material differences to the strategies and plans and may result in our investment focus shifting from the areas of expertise of GECM to other types of investments in which the investment committee may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations.
In October 2020, the SEC adopted a revised version of Rule 18f-4, which is designed to modernize the regulation of the use of derivatives by registered investment companies and BDCs. Among other things, Rule 18f-4 limits a fund’s derivatives exposure through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program, subject to certain exceptions. Additionally, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, the SEC also eliminated the asset segregation and cover framework arising from prior SEC guidance for covering derivatives and certain financial instruments. Compliance with Rule 18f-4 will be required in August 2022. Rule 18f-4 could limit our ability to engage in certain derivatives and other transactions and/or increase the costs of such transactions, which could adversely affect our value or performance.
There is, and will be, uncertainty as to the value of our portfolio investments.
Under the Investment Company Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy, with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Often, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we will value these securities on a quarterly basis at fair value based on input from management, third-party independent valuation firms and our Audit Committee, with the oversight, review and approval of our Board. We consult with an independent valuation firm in valuing all securities in which we invest classified as “Level 3,” other than investments which are less than 1% of NAV as of the applicable quarter end. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Valuation of Portfolio Investments.”
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are subjective and dependent on a valuation process approved and overseen by our Board. Factors that may be considered in determining the fair value of our investments include, among others, estimates of the collectability of the principal and interest on our debt investments and expected realization on our equity investments, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies and small cap public companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our NAV on a given date to materially misstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our securities based on an overstated NAV would pay a higher price than the value of our investments might warrant. Conversely, investors selling securities during a period in which the NAV understates the value of our investments will receive a lower price for their securities than the value of our investments might otherwise warrant.
Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on GECM’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis is largely a function of GECM’s handling of the investment process, its ability to provide competent, attentive and efficient services and its access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments, GECM may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands on their time may distract them or slow the rate of investment.

Even if we are able to grow and build out our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions.
We may hold assets in cash or short-term treasury securities in situations where we or GECM expects downward pricing in the high yield market. Our strategic decision not to be fully invested may, from time to time, reduce funds available for distribution and cause downward pressure on the price of our common stock.
The failure in cyber security systems, as well as the occurrence of events unanticipated in our disaster recovery systems and management continuity planning, could impair our ability to conduct business effectively.
The occurrence of a disaster such as a cyber-attack, a natural catastrophe, an epidemic or pandemic, an industrial accident, a terrorist attack or war, events anticipated or unanticipated in our disaster recovery systems, or a failure in externally provided data systems, could have an adverse effect on our ability to conduct business and on our results of operations and financial condition, particularly if those events affect our computer-based data processing, transmission, storage and retrieval systems or destroy data. Our ability to effectively conduct our business could be severely compromised. The financial markets we operate in are dependent upon third-party data systems to link buyers and sellers and provide pricing information.
We depend heavily upon computer systems to perform necessary business functions. Our computer systems could be subject to cyber-attacks and unauthorized access, such as physical and electronic break-ins or unauthorized tampering. Like other companies, we expect to experience threats to our data and systems, including malware and computer virus attacks, unauthorized access, system failures and disruptions. These failures and disruptions may be more likely to occur as a result of employees working remotely during the COVID-19 pandemic. If one or more of these events occurs, it could potentially jeopardize the confidential, proprietary and other information processed and stored in, and transmitted through, our computer systems and networks, or otherwise cause interruptions or malfunctions in our operations, which could result in damage to our reputation, financial losses, litigation, increased costs, regulatory penalties and/or customer dissatisfaction or loss, respectively.
Terrorist attacks, acts of war, natural disasters or an epidemic or pandemic may affect the market for our securities, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, natural disasters or an epidemic or pandemic may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts, including, for example, Russia's February 2022 invasion of Ukraine, have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. For example, the outbreak of COVID-19 was declared by the World Health Organization to be a “public health emergency of international concern,” and spread across the globe, impacting worldwide economic activity. A public health epidemic or pandemic, including COVID-19, poses the risk that we, GECM, our portfolio companies or other business partners may be prevented from conducting business activities for an indefinite period of time, including due to shutdowns that may be requested or mandated by governmental authorities. While it is not possible at this time to estimate the impact that COVID-19 could have on our business, the continued spread of COVID-19 and the measures taken by the governments of countries affected could disrupt the supply chain and the manufacture or shipment of products and adversely impact our business, financial condition or results of operations.
Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.
There are significant potential conflicts of interest that could impact our investment returns.
Certain of our executive officers and directors, and members of the investment committee of GECM, serve or may serve as officers, directors or principals of other entities, including ICAM or funds managed by ICAM, and affiliates of GECM and investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities, the fulfillment of which might not be in our or our stockholders' best interests or that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. For example, Matt Kaplan, our Chief Executive Officer and President, is a portfolio manager at GECM and a member of its investment committee.
Although funds managed by GECM may have different primary investment objectives than we do, they may from time to time invest in asset classes similar to those targeted by us. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those targeted by us. It is possible that we may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with GECM.
We will pay management and incentive fees to GECM, and will reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments.
GECM's management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.
The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan or note that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, both we and GECM have the right to terminate the agreement without penalty upon 60 days' written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation.
Pursuant to the Administration Agreement, we pay GECM our allocable portion of overhead and other expenses incurred by GECM in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions made by GECM, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders' individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider the investment and tax objectives of us and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
Events outside of our control, including public health crises such as the ongoing COVID-19 pandemic, may negatively affect our results of operations and financial performance.
The COVID-19 pandemic remains ongoing and we expect to continue to experience disruptions that could adversely impact our business. It is unknown how long these disruptions may continue. The outbreak of COVID-19 may also have a material adverse impact on the ability of our portfolio companies to fulfill their end customers’ orders due to supply chain delays, increased costs due to inflation, limited access to key commodities or technologies or other events that impact their manufacturers or their suppliers. Such events have affected, and may in the future affect our business, financial condition or results of operations. As the global outbreak of COVID-19 continues to rapidly evolve, the extent to which COVID-19 will continue to impact our business will depend on future developments, which are highly uncertain and cannot be predicted. The ongoing COVID-19 pandemic has caused inflation and interest rate volatility, severe market dislocations and liquidity constraints in many markets, including investments the Company holds, and may adversely affect the Company’s investments and operations. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff reductions), supply chains and consumer activity, upward inflationary pressures, as well as general concern and uncertainty that has negatively affected the economic environment. These disruptions have led to instability in the market place, including stock market losses and overall volatility. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. This crisis or other public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of our investments, us and your investment in us. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in us being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments.
We and GECM have taken steps reasonably designed to ensure that they maintain normal business operations, and that we, our portfolio and assets are protected. However, in the event of a pandemic or an outbreak, such as COVID-19, there can be no assurance that we, the Investment Advisor and service providers, or our portfolio companies, will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the investment manager relies and could otherwise disrupt the ability of our service providers to perform essential tasks.
Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs and dramatically lower interest rates. Certain of those policy changes, such as the passage of the Coronavirus Aid, Relief, and Economic Security (CARES) Act on March 27, 2020, are being implemented in response to the COVID-19 pandemic. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. The duration of the COVID-19 outbreak and its full impacts are unknown, resulting in a high degree of uncertainty for potentially extended periods of time.
We are currently operating in a period of capital markets disruption and economic uncertainty.
The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. Some economists and major investment banks have expressed concern that the continued spread of the virus globally could lead to a world-wide economic downturn. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity would be expected to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also would be expected to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.
If the current period of capital market disruption and instability continues for an extended period of time, there is a risk that our stockholders may not receive distributions or that our distributions may not grow over time.
We intend to make distributions to our stockholders out of assets legally available for distribution. Stockholders are advised that a distribution does not necessarily indicate a return of profit as such dividends also include a return of capital. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this prospectus, including the COVID-19 pandemic described above. For example, if the temporary closure of many corporate offices, retail stores and manufacturing facilities and factories in the jurisdictions, including the United States, affected by the COVID-19 pandemic were to continue for an extended period of time it could result in reduced cash flows to us from our existing portfolio companies, which could reduce cash available for distribution to our stockholders. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make cash distributions. Further, if we invest a greater amount of assets in equity securities that do not pay current dividends, it could reduce the amount available for distribution. The above referenced restrictions on distributions may also inhibit our ability to make required interest payments to holders of our debt, which may cause a default under the terms of our debt agreements. Such a default could materially increase our cost of raising capital, as well as cause us to incur penalties under the terms of our debt agreements.
Risks Relating to Our Common Stock
A significant portion of our total outstanding shares may be sold into the public market in the near future, which could cause the market price of our common stock to drop significantly, even if our business is doing well.
Sales of a substantial number of shares of our common stock in the public market could occur at any time. These sales, or the market perception that the holders of a large number of shares intend to sell shares, could reduce the market price of our common stock. We have registered all of the shares of our common stock issued to GEG, as of November 4, 2021, which represent approximately 7% of our outstanding shares of common stock at December 31, 2021.
Our common stock price may be volatile and may decrease substantially, and an investor may lose money in connection with an investment in our shares.
The trading price of our common stock will likely fluctuate substantially. The price of our common stock may increase or decrease, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:
•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our shares;
•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•
exclusion of our common stock from certain indices, such as the Russell 2000 Financial Services Index, which could reduce the ability of certain investment funds to own our common stock and put short-term selling pressure on our common stock;

•	changes in regulatory policies or tax guidelines with respect to RICs or BDCs;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;
•	departures of GECM’s key personnel;
•	operating performance of companies comparable to GECC; or
•	general economic conditions and trends and other external factors.
If the price of shares of our common stock decreases, an investor may lose money if he were to sell his shares of our common stock.
In addition, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of the price of our securities, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.
Provisions of the Maryland General Corporation Law and our organizational documents could deter takeover attempts and have an adverse impact on the prices of our common stock.
The Maryland General Corporation Law and our organizational documents contain provisions that may discourage, delay or make more difficult a change in control of GECC or the removal of our directors. We are subject to the Maryland Business Combination Act and the Investment Company Act. If our Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act, does not approve a business combination, the Maryland Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our Board could amend our bylaws to repeal our current exemption from the Maryland Control Share Acquisition Act. The Maryland Control Share Acquisition Act also may make it more difficult for a third party to obtain control of GECC and increase the difficulty of consummating such a transaction.
Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under the Maryland General Corporation Law and our organizational documents, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to issuance of shares of each class or series, our Board is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, our Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve premium prices for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our common stockholders. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. In addition, the Investment Company Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. The issuance of preferred stock convertible into shares of common stock may also reduce the net income and NAV per share of our common stock upon conversion. These effects, among others, could have an adverse effect on an investment in our common stock.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their NAV.
Shares of closed-end investment companies, including BDCs, frequently trade at a discount from their NAV. This characteristic of closed-end investment companies is separate and distinct from the risk that our NAV per share of common stock may decline.
We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current NAV per share of our common stock if our Board determines that such sale is in the best interests of GECC and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, equals the fair value of such securities (less any distributing commission or discount calculated). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage of our existing stockholders’ ownership at that time will decrease, and they may experience dilution.
Our stockholders may not receive distributions or our distributions may not grow over time and a portion of our distributions may be a return of capital.
We intend to make distributions to our stockholders out of assets legally available for distribution (i.e., not subject to any legal restrictions under Maryland law on the distribution thereof). We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of one or more of the risk factors described in this document. Due to the asset coverage test applicable to us under the Investment Company Act as a BDC, we may be limited in our ability to make distributions.
When we make distributions, we will be required to determine the extent to which such distributions are paid out of current or accumulated earnings and profits. Distributions in excess of current and accumulated earnings and profits will be treated as a non-taxable return of capital to the extent of an investor’s basis in our stock and, assuming that an investor holds our stock as a capital asset, thereafter as a capital gain. Stockholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Stockholders should not assume that the source of a distribution from us is net profit.
We currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to our stockholders. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in GECC. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you.
Our current intention is to make any distributions in additional shares of our common stock under our dividend reinvestment plan out of assets legally available therefor, unless you elect to receive your distributions and/or long-term capital gains distributions in cash. If you hold shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash.
We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the Investment Company Act or if distributions are limited by the terms of any of our borrowings.
Stockholders may experience dilution in their ownership percentage if they do not participate in our dividend reinvestment plan.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan are generally automatically reinvested in shares of our common stock. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who receive distributions in shares of common stock may experience accretion to the NAV of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to a stockholder.
Existing stockholders may incur dilution if, in the future, we sell shares of our common stock in one or more offerings at prices below the then current NAV per share of our common stock.
The Investment Company Act prohibits us from selling shares of our common stock at a price below the current NAV per share of such stock, with certain exceptions. Our shares might trade at premiums that are unsustainable or at discounts from NAV.
Shares of BDCs like us may, during some periods, trade at prices higher than their NAV per share and, during other periods, as frequently occurs with closed-end investment companies, trade at prices lower than their NAV per share. The perceived value of our investment portfolio may be affected by a number of factors including perceived prospects for individual companies we invest in, market conditions for common stock generally, for initial public offerings and other exit events for venture capital backed companies, and the mix of companies in our investment portfolio over time. Negative or unforeseen developments affecting the perceived value of companies in our investment portfolio could result in a decline in the trading price of our common stock relative to our NAV per share.
The possibility that our shares will trade at a discount from NAV or at premiums that are unsustainable are risks separate and distinct from the risk that our NAV per share will decrease. The risk of purchasing shares of a BDC that might trade at a discount or unsustainable premium is more pronounced for investors who wish to sell their shares in a relatively short period of time because, for those investors, realization of a gain or loss on their investments is likely to be more dependent upon changes in premium or discount levels than upon increases or decreases in NAV per share.
Future offerings of debt securities, which would be senior to our common stock upon liquidation, or equity securities, which could dilute our existing stockholders and may be senior to our common stock for the purposes of distributions, may harm the value of our common stock.
In the future, we may attempt to increase our capital resources by making offerings of debt or equity securities, including commercial paper, medium-term notes, senior or subordinated notes and classes of preferred stock or common stock, subject to the restrictions of the Investment Company Act. Upon a liquidation of our company, holders of our debt securities and shares of preferred stock and lenders with respect to other borrowings would receive a distribution of our available assets prior to the holders of our common stock. Additional equity offerings by us may dilute the holdings of our existing stockholders or reduce the value of our common stock, or both. Any preferred stock we may issue would have a preference on distributions that could limit our ability to make distributions to the holders of our common stock. Because our decision to issue securities in any future offering will depend on market conditions and other factors beyond our control, we cannot predict or estimate the amount, timing or nature of our future offerings. Thus, our stockholders bear the risk of our future offerings reducing the market price of our common stock and diluting their stock holdings in us. In addition, proceeds from a sale of common stock will likely be used to increase our total assets or to pay down our borrowings, among other uses. This would increase our asset coverage ratio and permit us to incur additional leverage under rules pertaining to BDCs by increasing our borrowings or issuing senior securities such as preferred stock or additional debt securities.
Risks Relating to Indebtedness
We may borrow additional money, which would magnify the potential for loss on amounts invested and may increase the risk of investing with us.
We have existing indebtedness and may in the future borrow additional money, including borrowings under a Loan, Guarantee and Security Agreement (the “Loan Agreement”) with City National Bank (“CNB”), each of which magnifies the potential for loss on amounts invested and may increase the risk of investing with us. Our ability to service our existing and potential future debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. The amount of leverage that we could employ at any particular time will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing.
Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Holders of such debt securities would have fixed dollar claims on our consolidated assets that would be superior to the claims of our common stockholders or any preferred stockholders.
If the value of our consolidated assets decreases while we have debt outstanding, leveraging would cause our NAV to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our consolidated income while we have debt outstanding would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could negatively affect our ability to make common stock distributions. We cannot assure you that our leveraging strategy will be successful.

Illustration. The following tables illustrate the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The first table assumes the actual amount of senior securities outstanding as of December 31, 2021. The second table assumes the maximum amount of senior securities outstanding as permitted under our asset coverage ratio of 150%. See “—Incurring additional indebtedness could increase the risk in investing in our Company.” The calculations in the tables below are hypothetical and actual returns may be higher or lower than those appearing below.
Table 1
Assumed Return on Our Portfolio(1)(2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	14.35%	(9.35)%	(4.35)%	0.65%	5.65%
(1)
Assumes $212.1 million in total portfolio assets, excluding short term investments, $145.9 million in senior securities outstanding, $74.6 million in net assets, and an average cost of funds of 6.33%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2021 total portfolio assets of at least 4.35%.
Table 2
Assumed Return on Our Portfolio(1)(2) (net of expenses)	(10.0)%	(5.0)%	0.0%	5.0%	10.0%
Corresponding net return to common stockholder	(14.38)%	(9.38)%	(4.38)%	0.62%	5.62%
(1)
Assumes $215.3 million in total portfolio assets, excluding short term investments, $149.1 million in senior securities outstanding, $74.6 million in net assets, and an average cost of funds of 6.33%. Actual interest payments may be different.

(2)	In order for us to cover our annual interest payments on indebtedness, we must achieve annual returns on our December 31, 2021 total portfolio assets of at least 4.38%.
Incurring additional indebtedness could increase the risk in investing in the Company.
In 2018, our stockholders approved of the reduction of our required minimum asset coverage ratio from 200% to 150%, permitting us to incur additional leverage. The use of leverage magnifies the potential for gain or loss on amounts invested. The use of leverage is generally considered a speculative investment technique and increases the risks associated with investing in our securities.
As of December 31, 2021, we had approximately $145.9 million of total outstanding indebtedness under three series of senior securities (unsecured notes)—the GECCM Notes, the GECCN Notes and the GECCO Notes (each as defined herein)—and our asset coverage ratio was 151.1%. Section 18(e) of the 1940 Act provides that the provisions of Section 18 shall not apply to any senior securities issued or sold for the purpose of redeeming any other senior security. A portion of the net proceeds from the offering of 5.875% notes due 2026 (the “GECCO Notes”) was used to redeem all of the outstanding 6.50% Notes due 2022 (the “GECCL Notes”) and in accordance with Section 18(e), we excluded an amount equal to the outstanding aggregate principal amount of the GECCL Notes from the calculation of the asset coverage ratio as of June 30, 2021.
On May 5, 2021, we entered into the Loan Agreement, which provides for a senior secured revolving line of credit of up to $25 million (subject to a borrowing base). We may request to increase the revolving line in an aggregate amount not to exceed $25 million, which increase is subject to the sole discretion of CNB. Holders of our GECCL Notes, GECCM Notes (6.75% Notes due 2025) and GECCN Notes (6.50% Notes due 2024) have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and such holders may seek to recover against our assets in the event of a default.
If we are unable to meet the financial obligations under any of the Loan Agreement or any series of our outstanding unsecured notes, the holders of such indebtedness would have a superior claim to our assets over our common stockholders in the event of a default by us. If the value of our assets decreases, leveraging would cause NAV to decline more sharply than it otherwise would have had we not leveraged, thereby magnifying losses. Similarly, any decrease in our revenue or income will cause our net income to decline more sharply than it would have had we not borrowed. Such a decline would also negatively affect our ability to make distributions with respect to our common stock. Our ability to service any debt depends largely on our financial performance and is subject to prevailing economic conditions and competitive pressures. Moreover, as the base management fee payable to GECM, our investment advisor, is payable based on the average value of our total assets, including those assets acquired through the use of leverage, GECM will have a financial incentive to incur leverage, which may not be consistent with our stockholders’ interests. In addition, our common stockholders bear the burden of any increase in our fees or expenses as a result of our use of leverage, including interest expenses and any increase in the base management fee payable to GECM.
If our asset coverage ratio falls below the required limit, we will not be able to incur additional debt until we are able to comply with the asset coverage ratio applicable to us. This could have a material adverse effect on our operations, and we may not be able to make distributions to stockholders. The actual amount of leverage that we employ will depend on GECM’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.
Incurring additional leverage may magnify our exposure to risks associated with changes in interest rates, including fluctuations in interest rates which could adversely affect our profitability.
If we incur additional leverage, general interest rate fluctuations may have a more significant negative impact on our financial condition and results of operations than they would have absent such additional incurrence, and, accordingly, may have a material adverse effect on our investment objectives and rate of return on investment capital. A portion of our income will depend upon the difference between the rate at which we borrow funds and the interest rate on the debt securities in which we invest. Because we may borrow money to make investments and may issue debt securities, preferred stock or other securities, our net investment income is dependent upon the difference between the rate at which we borrow funds or pay interest or dividends on such debt securities, preferred stock or other securities and the rate at which we invest these borrowed funds.
We expect that a majority of our investments in debt will continue to be at floating rates with a floor. As a result, significant increase in market interest rates could result in an increase in our non-performing assets and a decrease in the value of our portfolio because our floating-rate loan portfolio companies may be unable to meet higher payment obligations. In periods of rising interest rates, our cost of funds would increase, resulting in a decrease in our net investment income. Incurring additional leverage will magnify the impact of an increase to our cost of funds. In addition, a decrease in interest rates may reduce net income, because new investments may be made at lower rates despite the increased demand for our capital that the decrease in interest rates may produce. To the extent our additional borrowings are in fixed-rate instruments, we may be required to invest in higher-yield securities in order to cover our interest expense and maintain our current level of return to stockholders, which may increase the risk of an investment in our securities.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING INFORMATION
This prospectus, any related free-writing prospectus and any documents we may incorporate by reference herein contain forward-looking statements, which relate to future events or our future performance or financial conditions. Forward-looking statements involve a number of risks and uncertainties, including statements concerning:
•	our, or our portfolio companies’, future business, operations, operating results or prospects;
•	the return or impact of current and future investments;
•	the impact of a protracted decline in the liquidity of credit markets on our business;
•	the impact of fluctuations in interest rates on our business;
•	the impact of changes in laws or regulations governing our operations or the operations of our portfolio companies;
•	our contractual arrangements and relationships with third parties;
•	our current and future management structure;
•	the general economy and its impact on the industries in which we invest;
•	the financial condition of and ability of our current and prospective portfolio companies to achieve their objectives;
•	serious disruptions and catastrophic events, including the impact of the COVID-19 pandemic on the global economy;
•	our expected financings and investments, including interest rate volatility;
•	the adequacy of our financing resources and working capital;
•	the ability of our investment adviser to locate suitable investments for us and to monitor and administer our investments;
•	the timing of cash flows, if any, from the operations of our portfolio companies;
•	the timing, form and amount of any dividend distributions;
•	the valuation of any investments in portfolio companies, particularly those having no liquid trading market; and
•	our ability to maintain our qualification as a RIC and as a BDC.
We use words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “could,” “may,” “plan” and similar words to identify forward-looking statements. The forward-looking statements contained in this prospectus involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason, including the factors set forth under “Risk Factors.”
We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we have filed or in the future may file with the SEC.
You should understand that, under Sections 27A(b)(2)(B) of the Securities Act and Section 21E(b)(2)(B) of the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with any offering of securities pursuant to this prospectus or in any report that we file under the Exchange Act.

USE OF PROCEEDS
We estimate that net proceeds we will receive from this offering will be approximately $[  ] million assuming all of the rights are exercised at the estimated subscription price of $[  ] and after deducting estimated offering expenses of approximately $[  ] payable by us and payments to the dealer managers of 1.75% of the subscription price per share of common stock for each share issued pursuant to the exercise of the primary subscription right and/or the over-subscription privilege, other than for shares issued to the Participating Shareholders, and 1.0% of the subscription price per share of common stock for each share issued to the Participating Shareholders.
We intend to use the net proceeds from this offering primarily (i) to make opportunistic investments, in accordance with our investment objectives and policies, including investments in specialty finance businesses and (ii) for general corporate purposes.
We do not intend to use any proceeds of the offering to pay required distributions, management fees or other expenses. Nevertheless, to the extent that our current cash and cash equivalents holdings are invested in other investment opportunities before we receive the proceeds of this offering, some portion of the proceeds from this offering may be used to pay required distributions, management fees and other expenses. We anticipate that it will take approximately three to six months after completion of this offering to invest substantially all of the net proceeds in investments consistent with our investment objectives or to otherwise utilize such proceeds. We cannot assure you that we will achieve our targeted investment pace. Pending the investment of the net proceeds in investments consistent with our investment objectives, we may invest the net proceeds of this offering in cash, cash equivalents, U.S. Government securities, money market mutual funds and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These securities may have lower yields than our other investments and accordingly result in lower distributions, if any, by us during such period. See “The Company—Regulation as a Business Development Company.”

CAPITALIZATION
The following table sets forth our capitalization as of December 31, 2021:
•	On an actual basis (reflecting the 6-for-1 reverse stock split of our outstanding common stock as described under “Prospectus Summary—Recent Developments”); and
•
On an as adjusted basis to give effect to (a) the issuance ofcommon stock in connection with the purchase of the majority ownership interest in SCC, (b) the assumed sale of [  ] shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $[  ] per share and our receipt of the estimated net proceeds from that sale and (c) the application of the proceeds of this offering as described under “Use of Proceeds”,

Except as noted above, this table does not include activity subsequent to December 31, 2021. See “Prospectus Summary—Recent Developments.”
This table should be read in conjunction with our “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our financial statements and notes thereto included in this prospectus.
	As of December 31, 2021
Dollar amounts in thousands (except per share amounts)	Actual	As Adjusted
Investments, at fair value	$412,144	$
Cash and cash equivalents	9,132
Other assets	5,038
Total assets	426,314
Notes payable	141,998
Other liabilities	209,760
Total liabilities	$351,758	$
NET ASSETS
Common stock, par value $0.01 per share, 100,000,000 shares of common stock authorized, 4,484,278 shares issued and outstanding, actual [ ] shares issued and outstanding, pro forma	$45	$
Additional paid-in capital	245,531
Accumulated losses	(171,020)
Total net assets	74,556
Total liabilities and net assets	$426,314	$
Net asset value per share	$16.63	$

SENIOR SECURITIES
Information about our senior securities (including debt securities and other indebtedness) is shown in the following table. Dollar amounts are presented in thousands:
As of	Total Amount Outstanding(1)	Asset Coverage Ratio Per Unit(2)	Involuntary Liquidation Preference Per Unit(3)	Average Market Value Per Unit(4)
December 31, 2016
8.25% Notes due 2020	$33,646	$6,168	N/A	$1.02

December 31, 2017
GECCL Notes	$32,631	$5,010	N/A	$1.02

December 31, 2018
GECCL Notes	$32,631	$2,393	N/A	$1.01
GECCM Notes	46,398	2,393	N/A	0.98

December 31, 2019
GECCL Notes	$32,631	$1,701	N/A	$1.01
GECCM Notes	46,398	1,701	N/A	1.01
GECCN Notes	45,000	1,701	N/A	1.00

December 31, 2020
GECCL Notes	$30,293	$1,671	N/A	$0.89
GECCM Notes	45,610	1,671	N/A	0.84
GECCN Notes	42,823	1,671	N/A	0.84

December 31, 2021
GECCM Notes	$45,610	$1,511	N/A	$1.00
GECCN Notes	42,823	1,511	N/A	1.00
GECCO Notes	57,500	1,511	N/A	1.02
(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)
Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.

(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it.
(4)	The average market value per unit for the Notes, as applicable, is based on the average daily prices of such notes and is expressed per $1 of indebtedness.

DILUTION
The dilution to investors in this offering is represented by the difference between the subscription price per share of our common stock and the pro forma NAV per share of our common stock after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.
As of December 31, 2021, our net assets were $74.6 million, or approximately $16.63 per share. After giving effect to the sale of [  ] shares of our common stock in this offering, assuming all rights are exercised at an estimated subscription price of $[  ] per share, which is estimated on the basis of [  ]% of the NAV of our shares of common stock on [  ], 2022, and our receipt of the estimated net proceeds from that sale, our pro forma NAV would be approximately $[  ] million, or approximately $[  ] per share, representing an immediate dilution of approximately $[  ] per share or [  ]% to our existing stockholders. These numbers do not include activity subsequent to December 31, 2021, including the issuance of 117,117 shares to SCC. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Recent Developments” below” This offering may also cause dilution in the distributions per share we are able to distribute subsequent to completion of the offering.
The following table illustrates the dilutive effects of this offering on a per share basis, assuming all rights are exercised at an estimated subscription price per share of $[  ]:
	As of December 31, 2021
	Actual	As Adjusted
Net asset value per common share	$16.63	$[ ]
Year Ended December 31, 2021
	Actual	As Adjusted
Net increase in net assets resulting from net investment income per common share	$3.02(1)	$[ ](2)
Net increase (decrease) in net assets resulting from operations per common share	$(2.52)(1)	$[ ](2)
(1)	Basic and diluted, weighted average number of shares outstanding is 4,073,454.
(2)
Assumes that on January 1, 2021, the beginning of the indicated period, (1) all rights were exercised at an estimated subscription price per share of $[  ], (2) [  ] shares of our common stock were issued upon exercise of such rights and (3) no Participating Stockholders subscribe for shares. Does not include activity subsequent to December 31, 2021. See “Prospectus Summary—Recent Developments.” Basic and diluted, weighted average number of shares outstanding for these “As Adjusted” calculations is [  ].

SHARE PRICE DATA
Our common stock is traded on the Nasdaq Global Market under the symbol “GECC.” The following table sets forth: (i) NAV per share of our common stock as of the applicable period end, (ii) the range of high and low closing sales prices of our common stock as reported on the Nasdaq Global Market during the applicable period, (iii) the closing high and low sales prices as a premium (discount) to NAV during the relevant period, and (iv) the distributions per share of our common stock declared during the applicable period.
		Closing Sales Price		Premium (Discount) of High Sales Price to NAV(2)	Premium (Discount) of Low Sales Price to NAV(2)	Distributions Declared(3)
Period	NAV(1)	High	Low
Fiscal year ending December 31, 2022
First Quarter (through March 2, 2022)	N/A	$19.20	$14.68	—	—	$0.60(4)
Fiscal year ending December 31, 2021
Fourth Quarter	$16.63	$21.12	$18.24	27.0%	9.7%	$0.60
Third Quarter	22.17	21.84	19.50	(1.5)%	(12.0)%	0.60
Second Quarter	23.40	23.04	19.26	(1.5)%	(17.7)%	0.60
First Quarter	23.36	24.18	18.24	3.5%	(21.9)%	0.60
Fiscal year ending December 31, 2020
Fourth Quarter	$20.74	$24.36	$15.06	17.5%	(27.4)%	$1.50
Third Quarter	33.16	31.86	19.56	(3.9)%	(41.0)%	1.50
Second Quarter	30.59	29.70	15.00	(2.9)%	(51.0)%	1.50
First Quarter	30.32	48.48	15.72	59.9%	(48.2)%	1.50
(1)
NAV per share is determined as of the last day in the relevant quarter and therefore does not necessarily reflect the NAV per share on the date of the high and low closing sales prices. The NAVs shown are based on outstanding shares at the end of each period.

(2)	Calculated as of the respective high or low closing sales price divided by the quarter-end NAV.
(3)
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. See “Dividend Reinvestment Plan” in this prospectus.

(4)	The record date for our first quarter 2022 quarterly base distribution of $0.60 per share is March 15, 2022.
For all periods presented in the table above, there was no return of capital included in any distribution.
Shares of business development companies may trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that our shares of common stock will trade at a discount or premium to NAV is separate and distinct from the risk that our NAV will decrease.
The last reported closing price for our common stock on March 2, 2022 was $14.75 per share. As of March 2, 2022, we had 9 record holders of our common stock.
The following table summarizes our distributions declared for record dates from January 1, 2020 through December 15, 2021:
Record Date	Payment Date	Distribution Per Share Declared
January 31, 2020	February 14, 2020	$ 0.498
February 28, 2020	March 13, 2020	$ 0.498
March 31, 2020	April 15, 2020	$ 0.498
April 30, 2020	May 15, 2020	$ 0.498
May 29, 2020	June 15, 2020	$ 0.498
June 30, 2020	July 15, 2020	$ 0.498
July 31, 2020	August 21, 2020	$ 0.498
August 31, 2020	September 21, 2020	$ 0.498
September 30, 2020	October 21, 2020	$ 0.498

Record Date	Payment Date	Distribution Per Share Declared
October 31, 2020	November 20, 2020	$ 0.498
November 30, 2020	December 21, 2020	$ 0.498
March 15, 2021	March 31, 2021	$ 0.60
June 15, 2021	June 30, 2021	$ 0.60
September 15, 2021	September 30, 2021	$ 0.60
December 15, 2021	December 31, 2021	$ 0.60
Our Board set distributions for the quarter ending March 31, 2022 at a rate of $0.60 per share (payable on March 30, 2022 to stockholders as of March 15, 2022), and for the quarter ending June 30, 2022 at a rate of $0.45 per share, in each case giving effect to the reverse stock split completed on February 28, 2022. The full amount of each distribution will be from distributable earnings. The schedule of distribution payments will be established by GECC pursuant to authority granted by our Board. The March and June distributions will be paid in cash.

THE OFFERING
Purpose of the Offering
Our Board has determined that it is in our best interest and the best interests of our stockholders to raise additional capital (i) to make opportunistic investments, in accordance with our investment objectives and policies, including investments in specialty finance businesses, and (ii) for general corporate purposes. We do not currently intend to use the proceeds from this offering to fund cash distributions. All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights. In connection with the approval of this rights offering, our Board considered a number of factors, including the following factors:
•
the subscription price relative to the market price and to our NAV per share, including that the subscription price will be below our NAV per share based on our current market price, and the resulting effect that the offering will have on our NAV per share;

•	the benefits of and impact a rights offering as compared to alternative methods of raising additional capital (i.e., issuance of junior debt, issuance of preferred debt and asset sales);
•	the impact of the COVID-19 pandemic on us, our portfolio companies and the global markets;
•
the structure of the offering, including the pricing mechanism, a transferable versus non-transferable rights offering, the effect of a not fully subscribed offering and the inclusion of an over-subscription privilege;

•	our ability to support our existing portfolio companies;
•
the increased equity capital to be available upon completion of the rights offering for us to make additional investments consistent with our investment objectives and policies, including in specialty finance businesses;

•	the substantial dilution in ownership and voting power to be experienced by non-exercising stockholders;
•	the dilutive effect the offering will have on the distributions per share we make subsequent to completion of the offering;
•	the terms and expenses in connection with the offering relative to other alternatives for raising capital, including fees payable to the dealer managers;
•	the size of the offering in relation to the number of shares outstanding;
•	the possibility that the results of our portfolio companies in which we have a larger position may have less impact on our NAV as a result of the issuance of additional equity;
•	the general condition of the capital markets, including the impact of macro events; and
•	any impact on operating expenses associated with an increase in capital, including an increase in fees payable to GECM.
We cannot provide you any assurance of the amount of dilution that a stockholder will experience, that the current offering will be successful, or that by increasing the amount of our available capital, our aggregate expenses and, correspondingly, our expense ratio will be lowered. In addition, the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering.
In determining that this offering is advisable and in our best interest and in the best interests of our stockholders, we have retained Oppenheimer & Co. Inc. and Imperial Capital, LLC, the dealer managers for this offering, to provide us with certain marketing and soliciting services relating to this offering, including advice with respect to the structure, timing and terms of the offering.

Although we have no present intention to do so, we may, in the future and in our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms which may or may not be similar to this offering, provided that our Board must determine that each subsequent rights offering is in our best interest and the best interest of our stockholders. Any such future rights offering will be made in accordance with the Investment Company Act.
Terms of the Offering
We are issuing to record date stockholders non-transferable rights to subscribe for up to approximately [  ] shares of our common stock. Each record date stockholder is being issued one non-transferable right for each whole share of our common stock owned on the record date. No fractional rights or cash in lieu thereof will be issued or paid. The rights entitle each holder, or rights holder, to acquire [   ] share[s] for every [  ] right[s] held ([   ] for [  ]), which we refer to as the primary subscription right.
Rights may be exercised at any time during the subscription period, which commences on [  ], 2022, the first business day after the record date, and ends at [5:00 p.m., New York City time], on [  ], 2022, unless extended by us, the expiration date. The subscription price per share will be [  ]% of the NAV per share of our common stock, as reported by us in our most recent annual report on Form 10-K or quarterly report on 10-Q, as applicable, filed prior to the expiration of this offering.
The rights are non-transferable and will not be listed for trading on the Nasdaq Global Market or any other stock exchange. The rights may not be purchased or sold, and there will not be any market for trading the rights. The shares of our common stock to be issued pursuant to this offering will be listed for trading on the Nasdaq Global Market under the symbol “GECC.” The rights will be evidenced by subscription certificates which will be mailed to stockholders, except as discussed below under “—Non-U.S. Stockholders.”
Shares for which there is no subscription during the primary subscription right will be offered, by means of the over-subscription privilege, to record date stockholders who fully exercise the rights issued to them pursuant to this offering and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the exercise of their rights. Shares acquired pursuant to the over-subscription privilege are subject to certain limitations and pro rata allocations. See “—Over-Subscription Privilege” below.
For purposes of determining the number of shares a record date stockholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”) or by any other depository or nominee will be deemed to be the holders of the rights that are issued to Cede or the other depository or nominee on their behalf.
There is no minimum number of rights which must be exercised in order for the offering to close.
Over-Subscription Privilege
Shares not subscribed for by rights holders, which we refer to as remaining shares, will be offered, by means of the over-subscription privilege, to record date stockholders who have fully exercised the rights issued to them and who wish to acquire more than the number of shares they are entitled to purchase pursuant to the primary subscription rights. Rights holders should indicate on the subscription certificate that they submit with respect to the exercise of the rights issued to them how many additional shares they are willing to acquire pursuant to the over-subscription privilege. If there are sufficient remaining shares, all rights holders’ over-subscription requests will be honored in full. If record date stockholders’ (other than the Participating Shareholders who may participate in the over-subscription privilege as described below) requests for shares pursuant to the over-subscription privilege exceed the remaining shares available, the available remaining shares will be allocated pro-rata among rights holders who over-subscribe based on the number of shares held on the record date. The percentage of remaining shares each over-subscribing stockholder may acquire will be rounded down to result in delivery of whole shares.. The formula to be used in allocating the remaining shares is as follows:
Stockholder’s Record Date Position	X	Remaining Shares
Total Record Date Position of All Over-Subscribers
(other than the Participating Shareholders who may participate in the over-subscription privilege as described below)

However, if this pro-rata allocation results in any holder being allocated a greater number of shares than the holder subscribed for pursuant to the exercise of the over-subscription privilege, then such holder will be allocated only such number of shares pursuant to the over-subscription privilege as such holder subscribed for. The allocation process may involve a series of allocations to assure that the total number of remaining shares available for over-subscriptions is distributed on a pro-rata basis.
Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of rights exercised pursuant to the primary subscription rights and the number of shares subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s primary subscription right was exercised in full. We will not offer or sell in connection with the offering any shares that are not subscribed for pursuant to the primary subscription rights or the over-subscription privilege.
The Participating Shareholders have indicated that they intend to fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise their rights. Accordingly, there can be no assurance that certain Participating Shareholders will acquire any shares of our common stock through their exercise of the over-subscription privileges.
Subscription Price
The subscription price per share will be [  ]% of the NAV per share of our common stock, as reported by us in our most recent annual report on Form 10-K or quarterly report on 10-Q, as applicable, filed prior to the expiration of this offering. See “—Payment for Shares” below. Rights holders who exercise their rights will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares by the subscription agent. We do not have the right to withdraw the rights or cancel this offering after the delivery of the shares of our common stock offered hereby.
Expiration of the Offering
The offering will expire on the expiration date, unless the offering is extended by us. The rights will expire on the expiration date of the rights offering and may not be exercised thereafter.
Our Board, or a duly authorized committee thereof, may determine to extend the subscription period, and thereby postpone the expiration date, to the extent our Board, or such committee, determines that doing so is in our best interest and the best interest of our stockholders. For example, our Board may elect to extend the subscription period in the event there is substantial instability or volatility in the trading price of our common stock on the Nasdaq Global Market at or near the expiration date, or if any event occurs which causes trading to cease or be suspended on the Nasdaq Global Market or the financial markets generally. The foregoing are not the only circumstances under which this offering may be extended, and our Board is free to extend the subscription period at its discretion, provided it determines that doing so is in the best interests of our stockholders.
Any extension of the offering will be followed as promptly as practicable by announcement thereof, and in no event later than [9:00 a.m., New York City time], on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make such announcement, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate any such announcement other than by issuing a press release or such other means of announcement as we deem appropriate.
Dilutive Effects
Any stockholder who chooses not to participate in the offering, or who does not fully exercise their rights, will own a smaller interest in us upon completion of the offering. The offering will dilute the ownership interest and voting power of stockholders who do not fully exercise their primary subscription rights. Further, because the net proceeds per share from the offering will likely be lower than our then-current NAV per share, the offering may substantially reduce our NAV per share. See “Dilution.”

Amendments and Waivers; Termination
We reserve the right to amend the terms and conditions of this offering, whether the amended terms are more or less favorable to you. We will comply with all applicable laws, including the federal securities laws, in connection with any such amendment.
We may, in our sole discretion, terminate the rights offering at any time prior to delivery of the shares of our common stock offered hereby by giving oral or written notice thereof to the subscription agent and making a public announcement thereof. If the offering is terminated, all rights will expire without value, and we will promptly arrange for the refund, without interest or penalty, of all funds received from holders of rights. In addition, the dealer managers have the right to terminate the dealer manager agreement. All monies received by the subscription agent in connection with the offering will be held by the subscription agent, on our behalf, in a segregated non-interest-bearing account.
Information Agent and Subscription Agent
AST Fund Solutions, LLC will act as the information agent and American Stock Transfer & Trust Company, LLC will act as the subscription agent in connection with the offering. In its capacity as information agent, AST Fund Solutions, LLC will receive for its services a fee estimated to be approximately $[  ] plus reimbursement of all out-of-pocket expenses related to the offering. In its capacity as subscription agent, American Stock Transfer & Trust Company, LLC will receive for its administrative, processing, invoicing and other services a fee estimated to be approximately $[  ], plus reimbursement for all out-of-pocket expenses related to the offering and an execution fee for each exercise. AST Fund Solutions, LLC and American Stock Transfer & Trust Company, LLC can be contacted at the below addresses and phone numbers:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, New York 11219
Phone: (877) 248-6417
AST Fund Solutions, LLC
48 Wall Street, 22nd Floor
New York, New York 10005
Phone: (877) 732-3614
Completed subscription certificates must be sent together with full payment of the estimated subscription price for all shares subscribed for in the primary subscription rights and pursuant to the over-subscription privilege to the subscription agent by the method described below. We will accept only properly completed and duly executed subscription certificates actually received at any of the addresses listed below, on or prior to the expiration date. See “—Payment for Shares” below.
Subscription Certificate Delivery Method	Address/Number
By Hand or Overnight Courier:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
By Mail:	American Stock Transfer & Trust Company, LLC Operations Center Attn: Reorganization Department 6201 15th Avenue Brooklyn, New York 11219
Delivery to an address other than the addresses listed above will not constitute valid delivery.
Any questions or requests for assistance concerning the method of subscribing for shares or for additional copies of this prospectus or subscription certificates may be directed to the information agent at its telephone number and address listed above.
Stockholders may also contact their broker-dealers or nominees for information with respect to the offering.

Methods for Exercising Rights
Rights are evidenced by subscription certificates that, except as described below under “—Non-U.S. Stockholders,” will be mailed to record date stockholders or, if a record date stockholder’s shares are held by Cede or any other depository or nominee on their behalf, to Cede or such depository or nominee. Rights may be exercised by completing and signing the subscription certificate that accompanies this prospectus and mailing it in the envelope provided, or otherwise delivering the completed and duly executed subscription certificate to the subscription agent, together with payment in full for the shares at the estimated subscription price by the expiration date. Completed subscription certificates and related payments must be received by the subscription agent on or prior to the expiration date at the offices of the subscription agent at the address set forth above.
Exercise of the Over-Subscription Privilege
Record date stockholders who fully exercise all primary subscription rights issued to them may participate in the over-subscription privilege by indicating on their subscription certificate the number of shares they are willing to acquire. If sufficient remaining shares are available after the primary subscription, all over-subscriptions will be honored in full; otherwise remaining shares will be allocated as described under “—Over-Subscription Privilege” above.
Record Date Stockholders Whose Shares Are Held By a Nominee
Record date stockholders whose shares are held by a nominee, such as a bank, broker-dealer or trustee, must contact that nominee to exercise their rights. In that case, the nominee will complete the subscription certificate on behalf of the record date stockholder and arrange for proper payment as set forth under “— Payment for Shares” below.
Nominees
Nominees, such as brokers, trustees or depositories for securities, who hold shares for the account of others, should notify the respective beneficial owners of the shares as soon as possible to ascertain the beneficial owners’ intentions and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment as described under “—Payment for Shares” below.
All questions as to the validity, form, eligibility (including times of receipt and matters pertaining to beneficial ownership) and the acceptance of subscription forms and a subscription price will be determined by us, which determinations will be final and binding. No alternative, conditional or contingent subscriptions will be accepted. We reserve the right to reject any or all subscriptions not properly submitted or the acceptance of which would, in the opinion of our counsel, be unlawful.
We reserve the right to reject any exercise if such exercise is not in accordance with the terms of this rights offering or not in proper form or if the acceptance thereof or the issuance of shares of our common stock thereto could be deemed unlawful. We reserve the right to waive any deficiency or irregularity with respect to any subscription certificate. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.
Non-U.S. Stockholders
Subscription certificates will not be mailed to non-U.S. stockholders. Non-U.S. stockholders will receive written notice of this offering. The subscription agent will hold the rights to which those subscription certificates relate for these stockholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by the expiration date, such rights will expire.
Payment for Shares
A participating rights holder may send the subscription certificate together with payment for the shares acquired in the primary subscription right and any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent based on an estimated subscription price per share of $[  ] . To be accepted, the estimated payment, together with a properly completed and executed subscription certificate, must be received by the subscription agent at one of the subscription agent’s offices set forth above, on or prior to the expiration date.
Participating rights holders will have no right to rescind their subscriptions after receipt of their completed subscription certificates together with payment for shares by the subscription agent.
All payments by a participating rights holder must be in U.S. dollars by check or bank draft drawn on a bank or branch located in the United States and payable to American Stock Transfer & Trust Company, LLC as subscription agent. A participating rights holder may also wire the transfer of immediately available funds directly to the account maintained by American Stock Transfer & Trust Company, LLC as subscription agent, for purposes of accepting subscriptions in this rights offering at JP Morgan Chase, SWIFT Code - CHASUS33, ABA # 021000021, Account # 530-354616, Beneficiary: American Stock Transfer, with reference to “American Stock Transfer as Subscription Agent for Great Elm Capital Corp.” and the rights holder’s name. The subscription agent will deposit all funds received by it prior to the final payment date into a segregated account pending pro-ration and distribution of the shares.
The method of delivery of subscription certificates and payment of the subscription price to us will be at the election and risk of the participating rights holders, but if sent by mail it is recommended that such certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the subscription agent and clearance of payment on prior to the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check.
If a participating rights holder has not indicated the number of rights being exercised, or if a participating rights holder has not forwarded full payment of the estimated subscription price for the number of rights that are indicated as being exercised, the participating rights holder will be deemed to have exercised the primary subscription right with respect to the maximum number of rights which may be exercised for the payment delivered, and to the extent that the payment delivered exceeds the product of the applicable per share estimated subscription price multiplied by the number of rights evidenced by the subscription certificate(s) delivered and no direction is given as to the excess, any such excess will be returned to the participating rights holder by mail or similarly prompt means, without interest or deduction, as soon as practicable after the expiration date of the offering.
On a date within ten business days following the expiration date, the subscription agent will send to each participating rights holder (or, if rights are held by Cede or any other depository or nominee, to Cede or such other depository or nominee) a confirmation showing (1) the number of shares purchased pursuant to the primary subscription right, (2) the number of shares, if any, acquired pursuant to the over-subscription privilege, (3) the per share and total purchase price for the shares, and (4) any additional amount payable to us by the participating rights holder or any excess to be refunded by us to the participating rights holder, in each case based on the subscription price as determined on the expiration date. Any additional payment required from a participating rights holder must be received by the subscription agent within ten business days after the confirmation date. Any excess payment to be refunded by us to a participating rights holder will be mailed by the subscription agent to the rights holder as promptly as practicable. No interest or penalty will be paid on any amounts refunded.
Issuance of the shares purchased is subject to collection of checks and actual payment. If a participating rights holder who subscribes for shares pursuant to the primary subscription right or over-subscription privilege does not make payment of any amounts due by the expiration date, or within ten business days of the confirmation date, as applicable, the subscription agent reserves the right to take any or all of the following actions: (1) reallocate the shares to other participating rights holders in accordance with the over-subscription privilege; (2) apply any payment actually received by it from the participating rights holder toward the purchase of the greatest whole number of shares which could be acquired by such participating rights holder upon exercise of the primary subscription right and/or the over-subscription privilege; and/or (3) exercise any and all other rights or remedies to which it may be entitled, including the right to set off against payments actually received by it with respect to such subscribed for shares.

All questions concerning the timeliness, validity, form and eligibility of any exercise of rights will be determined by us, whose determinations will be final and binding. We in our sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. The subscription agent will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.
Notice of Net Asset Value Decline
We will suspend the offering until we amend this prospectus if, subsequent to the effective date of this prospectus, our NAV declines more than 10% from our NAV as of that date. Accordingly, the expiration date would be extended and we would notify record date stockholders of the decline and permit participating rights holders to cancel their exercise of rights.
Delivery of Stock Certificates and Book-Entry
Participants in our dividend reinvestment plan will have any shares that they acquire pursuant to the offering credited to their stockholder dividend reinvestment accounts in the plan. Stockholders whose shares are held of record by Cede or by any other depository or nominee on their behalf or their broker-dealers’ behalf will have any shares that they acquire credited to the account of Cede or the other depository or nominee. With respect to stockholders who hold shares in certificated form, stock certificates for all shares acquired will be mailed after payment for all the shares subscribed for has cleared, which may take up to fifteen days from the date of receipt of the payment. With respect to all other stockholders, the ownership of shares purchased will be uncertificated and noted in book-entry form. The number of shares purchased will be shown on such stockholders’ statement of account.
U.S. Federal Income Tax Consequences of the Offering
For U.S. federal income tax purposes, neither the receipt nor the exercise of the rights by record date stockholders will result in taxable income to such stockholders, and no loss will be realized by such stockholders if the rights expire without exercise.
A record date stockholder’s basis in a right will be zero unless either (1) the fair market value of the right on the date of distribution is 15% or more of the fair market value of the shares with respect to which the right was distributed or (2) the record date stockholder elects, in his or her U.S. federal income tax return for the taxable year in which the right is received, to allocate part of the basis of the shares to the right. If either of clauses (1) or (2) is applicable, then if the right is exercised, the record date stockholder will allocate his or her basis in the shares with respect to which the right was distributed between the shares and the right in proportion to the fair market values of each on the date of distribution.
The holding period of a right received by a record date stockholder includes the holding period of the shares with regard to which the right is issued. If the right is exercised, the holding period of the shares acquired begins on the date the right is exercised.
A record date stockholder’s basis for determining gain or loss upon the sale of a share acquired upon the exercise of a right will be equal to the sum of the record date stockholder’s basis in the right, if any, and the subscription price per share. A record date stockholder’s gain or loss recognized upon a sale of a share acquired upon the exercise of a right will be capital gain or loss (assuming the share was held as a capital asset at the time of sale) and will be long-term capital gain or loss if the share is held for more than one year.
The foregoing is a general summary of the material U.S. federal income tax consequences of the offer under the provisions of the Code and Treasury regulations in effect as of the date of the prospectus that are generally applicable to record date stockholders who are United States persons within the meaning of the Code, and does not address any foreign, state or local tax consequences. The Code and Treasury regulations are subject to change or differing interpretations by legislative or administrative action, which may be retroactive. Participating rights holders should consult their tax advisors regarding specific questions as to foreign, federal, state or local taxes.
ERISA Considerations
The Employee Retirement Income Security Act of 1974, as amended (“ERISA”), imposes certain fiduciary responsibility requirements, and ERISA and the Code contain prohibited transaction rules, that may impact the exercise of rights (including the purchase of the shares of common stock) held by stockholders that are employee benefit plans subject to ERISA (including corporate savings and 401 (k) plans) or the Code (including Keogh or H.R. 10 plans of self-employed individuals and individual retirement accounts (“IRAs”)) (collectively, “Plans”) or entities whose underlying assets include plan assets by reason of a Plan’s investment in such entity (a “Plan Asset Entity”). As a result, a fiduciary of a Plan subject to Title I of ERISA should determine whether the exercise of rights as well(including as the purchase, holding and disposition of any shares of common stock) satisfies the various fiduciary standards of ERISA, such as the prudence and diversification requirements, to the extent applicable, and would be consistent with its fiduciary responsibilities, and the documents and instruments governing the Plan. Furthermore, a stockholder that is a Plan or a Plan Asset Entity should determine whether the exercise of rights (including the purchase, holding and disposition of the shares of common stock) would constitute or result in a non-exempt prohibited transaction under ERISA or the Code. ERISA and the Code contain certain exemptions from such prohibited transactions, and the U.S. Department of Labor has issued several exemptions, although there can be no assurance that any of these exemptions will be available with respect to the exercise of rights (including the purchase, holding and disposition of the shares of common stock).
Although governmental plans, certain church plans and non-U.S. plans may not be subject to the prohibited transaction provisions of ERISA or the Code, they may be subject to similar laws that regulate their investments (“Similar Laws”). Consequently, fiduciaries of any such plans should make their own determination as to the requirements, if any, under any Similar Law applicable to the exercise of rights (including the purchase, holding and disposition of the shares of common stock).
In addition, because the exercise of rights will require the future funding of cash, stockholders that are Plans should be aware that additional contributions of cash to the Plan (other than rollover contributions or trustee-to-trustee transfers from other Plans) in order to exercise rights would be treated as contributions to the Plan and, when taken together with contributions previously made, may result in, among other things, excise taxes for excess or nondeductible contributions. In the case of Plans qualified under Section 401(a) of the Code and certain other Plans, additional cash contributions could cause the maximum contribution limitations of Section 415 of the Code and other qualification rules to be violated. It may also be a reportable distribution and there may be other adverse tax and ERISA consequences if rights are sold by a Plan. If any portion of an IRA is used as security for a loan, the portion so used is also treated as distributed to the IRA depositor.
To address the abovementioned concerns about ERISA and the Code, any stockholders that are Plan or Plan Asset Entities that exercise their rights under this offering will be deemed to represent that either (i) the stockholder is not acquiring or holding the shares of common stock with the assets of (a) an “employee benefit plan” that is subject to Part 4 of Subtitle B of Title I of ERISA, (b) a “plan” to which Section 4975 of the Code applies, (c) any entity deemed under ERISA to hold “plan assets” of either of the foregoing by reason of an employee benefit plan or plan’s investment in such entity, or (d) a governmental plan, a church plan that has not made an election under Section 410(d) of the Code, or a non-U.S. plan; or (ii) the acquisition and holding of the shares of common stock by the stockholder will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or a violation of any Similar Law.
This summary of ERISA considerations is general in nature and does not address every issue pertaining to ERISA or the Code that may be applicable to us, the rights or a particular investor, and additional special issues may arise in the case of any Plan sponsored or maintained by us or any affiliate of ours. Accordingly, due to the complexity of these rules and the penalties for noncompliance, Plans should consult with their counsel and other advisors regarding the consequences of their exercise of rights (including the purchase, holding and disposition of shares of common stock) under ERISA and the Code or any applicable Similar Law.
Dealer Managers Arrangements
Oppenheimer & Co. Inc. and Imperial Capital, LLC, each a broker-dealer and member of the Financial Industry Regulatory Authority’, will act as dealer managers for this offering. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer managers will provide certain marketing and soliciting services in connection with this offering and will solicit the exercise of rights and participation in the over-subscription privilege. We have agreed to pay the dealer managers a fee for their marketing and soliciting services equal to 1.75% of the subscription price per share of common stock for each share issued pursuant to the exercise of the primary subscription right and/or the over-subscription privilege, other than for shares issued to the Participating Shareholders, and 1.0% of the subscription price per share of common stock for each share issued to the Participating Shareholders. In addition, we have agreed to pay certain fees and expenses of the dealer managers, including legal fees, in connection with the offering, subject to a cap of $150,000, and to pay the fees and expenses of the dealer managers in connection with review of this offering by FINRA. All costs of this rights offering will be borne by our stockholders whether or not they exercise their rights.
The dealer managers may reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights, solicitation fees up to 0.7% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through the Depository Trust Company on the record date. Fees will be paid by us to the broker-dealer designated on the applicable portion of the subscription certificates or, in the absence of such designation, to the dealer managers.
We have agreed to indemnify the dealer managers for, or contribute to losses arising out of, certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer managers will not be subject to any liability to us in rendering the services contemplated by the dealer manager agreement except for any act of bad faith, willful misfeasance, fraud, or gross negligence of the dealer managers or reckless disregard by the dealer managers of their obligations and duties under the dealer manager agreement. In addition, we, GEC, GECM and our officers and directors have agreed, with certain exceptions, with the dealer managers that, for a period of 45 days following the date of the dealer manager agreement, to not directly or indirectly sell, offer to sell, enter into any agreement to sell, or otherwise dispose of, any of our equity or equity related securities or securities convertible into such securities without the prior written consent of the dealer managers. However, the dealer managers may in their sole discretion and at any time without notice, release all or any portion of the securities subject to these agreements.
The principal business address of Oppenheimer & Co. Inc. is 85 Broad Street, New York, NY 10004. The principal business address of Imperial Capital, LLC is 10100 Santa Monica Blvd, Suite 2400, Los Angeles, California 90067.
In connection with the offering, the dealer managers may distribute prospectuses by electronic means, such as e-mail.
This offering is being conducted in compliance with Rule 5110 of the Conduct Rules of the Financial Industry Regulatory Authority.
Additional Dealer Manager Compensation; Other Relationships
The dealer managers and/or their affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us and our affiliates for which they have received or will receive customary compensation. The dealer managers may have engaged in, and may in the future engage in, such transactions or other commercial dealings in the ordinary course of business with us, our affiliates or our portfolio companies, including certain affiliates of the dealer managers having acted as agent in connection with certain of our historical private placement transactions, and as lenders to us or our affiliates. They may have received, or may in the future receive, customary fees and commissions for these transactions.
In addition, in the ordinary course of its business activities, the dealer managers and their affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own accounts and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of ours or our affiliates or our portfolio companies. The dealer managers and their affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.
Certain Effects of this Offering
GECM will benefit from this offering through increased management fees payable to GECM because the management fee we pay to GECM is based on the average value of our total assets (other than cash or cash equivalents, but including assets purchased with borrowed funds or other forms of leverage and net proceeds from this offering), so we expect to incur increased management fees payable to GECM as a result of this offering. It is not possible to state precisely the amount of additional compensation GECM will receive as a result of this offering because it is not known how many shares will be subscribed for.
As a result of the terms of this offering, stockholders who do not fully exercise their rights will own, upon completion of this offering, a smaller proportional interest in us than they owned prior to the offering, including with respect to voting rights. To the extent that certain affiliates of GECM exercise their over¬subscription privileges and receive an allocation of shares, their respective ownership interests will increase.
In addition, because the subscription price per share will be less than the NAV per share, the offering will result in an immediate dilution of NAV per share for all of our stockholders and such dilution could be substantial. Any such dilution will disproportionately affect non-exercising stockholders. As the subscription price will be less than our then-current NAV per share, all stockholders will experience a decrease in the NAV per share held by them, irrespective of whether they exercise all or any portion of their rights. This offering will also cause dilution in the dividends per share we are able to make subsequent to completion of the offering. See “Dilution.”

PORTFOLIO COMPANIES
The following table sets forth certain information as of December 31, 2021, for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the significant managerial assistance that we may provide upon request and the board observation or participation rights we may receive in connection with our investment. See “The Company—Our Portfolio at December 31, 2021” for a brief description of each company representing greater than 5% of our assets at December 31, 2021.
Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Investments at Fair Value
ABB/Con-Cise Optical Group LLC 12301 NW 39th Street Coral Springs, FL 33065	Healthcare Supplies	1st Lien, Secured Loan	5	3M L + 5.00%, 6.00% Floor (6.00%)	12/01/2020	06/15/2023	$2,961	$2,818	$2,869
AgroFresh Inc. One Washington Square, 510-530 Walnut Street, Suite 1350, Philadelphia, PA 19106	Chemicals	1st Lien, Secured Loan	5	1M L + 6.25%, 7.25% Floor (7.25%)	03/31/2021	12/31/2024	3,446	3,452	3,382
Altus Midstream LP One Post Oak Central, 2000 Post Oak Boulevard, Suite 100, Houston, TX 77056	Energy Midstream	Preferred Equity	5	n/a	11/24/2021	n/a	10,571	11,950	11,970	1.60%
APTIM Corp. 4171 Essen Lane Baton Rouge, LA 70809	Industrial	1st Lien, Secured Bond	11	7.75%	03/28/2019	06/15/2025	3,000	2,602	2,663
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.125 Lien, Secured Loan	4, 5, 6, 10, 11, 12	12.50%	02/16/2021	07/31/2022	4,410	4,410	3,622
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.25 Lien, Secured Loan	4, 5, 6, 10, 11, 12	12.50%	04/28/2020	07/31/2022	1,298	1,298	649
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	1.5 Lien, Secured Loan	4, 5, 6, 8, 10, 11, 12	12.50%	05/24/2019	07/31/2022	10,754	10,754	3,866
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	2nd Lien, Secured Bond	4, 5, 6, 8, 10, 11	9.00%	11/03/2016	10/01/2022	50,643	49,370	—
Avanti Communications Group PLC Cobham House 20 Black Friars Lane London, UK EC4V 6EB	Wireless Telecommunications Services	Common Equity	4, 5, 7, 10	n/a	11/03/2016	n/a	196,086,410	50,660	—	9.06%
California Pizza Kitchen, Inc. 12181 Bluff Creek Drive Playa Vista, CA 90094	Restaurants	Common Equity	5, 7	n/a	11/23/2020	n/a	100,000	8,817	4,650	2.50%

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Cleaver-Brooks, Inc. 221 Law Street Thomasville, GA 31792	Industrial	1st Lien, Secured Bond		7.88%	05/05/2021	03/01/2023	5,000	4,975	4,888
Crestwood Equity Partners LP 811 Main Street, Suite 3400 Houston, TX 77002	Energy Midstream	Class A Preferred Equity Units	10	n/a	06/19/2020	n/a	925,047	5,533	9,102	1.30%
ECL Entertainment, LLC 8978 Spanish Ridge Ave Las Vegas, NV 89148	Casinos & Gaming	1st Lien, Secured Loan	5	1M L + 7.50%, 8.25% Floor (8.25%)	04/30/2028	03/31/2028	2,488	2,464	2,525
Equitrans Midstream Corp. 2200 Energy Drive Canonsburg, PA 15317	Energy Midstream	Preferred Equity	5, 10	n/a	07/01/2021	n/a	250,000	5,275	5,446	0.05%
Finastra Group Holdings, Ltd. 285 Madison Avenue New York, NY 10017	Software Services	2nd Lien, Secured Loan	10	6M L + 7.25%, 8.25% Floor (8.25%)	12/14/2017	06/13/2025	2,000	1,957	1,994
First Brands, Inc. 3255 West Hamlin Road Rochester Hills, MI 48309	Transportation Equipment Manufacturing	2nd Lien, Secured Loan	5	3M L + 8.50%, 9.50% Floor (9.50%)	03/24/2021	03/30/2028	6,000	5,888	6,030
Foresight Energy 211 North Broadway, Suite 2600 St. Louis, MO 63102	Metals & Mining	1st Lien, Secured Loan	5	3M L + 8.00%, 9.50% Floor (9.50%)	07/29/2021	06/30/2027	6,121	6,160	6,137
GAC HoldCo Inc. Suite 1220, 407 - 2nd Street S.W. Calgary, AB T2P 2Y3	Oil & Gas Exploration & Production	1st Lien, Secured Bond	10	12.00%	07/27/2021	08/15/2025	3,250	3,153	3,510
GAC HoldCo Inc. Suite 1220, 407 - 2nd Street S.W. Calgary, AB T2P 2Y3	Oil & Gas Exploration & Production	Warrants	5, 10	n/a	10/18/2021	n/a	3,250	—	609	0.26%
The GEO Group, Inc. 4955 Technology Way Boca Raton, FL 33431	Consumer Services	Unsecured Bond	10	5.88%	03/09/2021	10/15/2024	3,000	2,492	2,640
Greenway Health, LLC 4301 W. Boy Scout Blvd, Suite 800 Tampa, FL 33607	Technology	1st Lien, Revolver	5	3M L+ 3.75%, 3.96% Floor (3.96%)	01/27/2020	11/17/2023	—	(73)	—
Greenway Health, LLC 4301 W. Boy Scout Blvd, Suite 800 Tampa, FL 33607	Technology	1st Lien, Revolver - Unfunded	5	0.50%	01/27/2020	02/17/2022	8,026	—	—
ITP Live Production Group 101 Greenwich Street, Floor 26 New York, NY 10006	Specialty Finance	Secured Equipment Financing	5	18.21%	12/22/2021	04/22/2026	1,806	1,832	1,833
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Subordinated Note	3, 5	11.00%	09/20/2021	09/20/2026	10,000	10,000	10,000
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Secured Revolver	3, 5	Prime + 1.25% (4.50%)	09/20/2021	09/20/2026	1,933	1,933	1,933

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Secured Revolver - Unfunded	3, 5	0.25%	09/20/2021	09/20/2026	3,067	—	—
Lenders Funding, LLC 523 A Avenue Coronado, CA 92118	Specialty Finance	Common Equity	3, 5	n/a	09/20/2021	n/a	6,287	7,250	7,309	62.87%
Levy/Stormer 905 South Boulevard East Rochester Hills, MI 48307	Specialty Finance	Secured Loan	5	12.50%	05/13/2021	02/15/2022	3,500	3,498	3,500
Mad Engine Global, LLC 6740 Cobra Way San Diego, CA, 92121	Apparel	1st Lien, Secured Loan	5	3M L + 7.00%, 8.00% Floor (8.00%)	06/30/2021	06/30/2027	2,981	2,910	2,929
Martin Midstream Partners LP 4200 Stone Road Kilgore, TX 75662	Energy Midstream	2nd Lien, Secured Bond		11.50%	12/09/2020	02/28/2025	3,000	3,089	3,152
Maverick Gaming LLC 12530 NE 144th Street Kirkland, WA 98034	Casinos & Gaming	1st Lien, Secured Loan B	5	3M L + 7.5%, 8.50% Floor (8.50%)	11/16/2021	08/19/2026	2,743	2,764	2,766
Monitronics International, Inc. 1990 Wittington Place Dallas, TX 75234	Home Security	1st Lien, Secured Loan	5	3M L + 6.50%, 7.75 Floor (7.75%)	06/24/2021	03/29/2024	5,962	5,823	5,590
Natural Resource Partners LP 1201 Louisiana Street, Suite 3400 Houston, TX 77002	Metals & Mining	Unsecured Notes		9.13%	06/12/2020	06/30/2025	7,462	6,900	7,574
Par Petroleum, LLC 825 Town & Country Lane, Suite 1500 Houston, TX 77024	Oil & Gas Refining	1st Lien, Secured Bond	10	7.75%	10/30/2020	12/15/2025	3,000	2,615	3,030
Perforce Software, Inc. 400 First Avenue North #200 Minneapolis, MN 55401	Technology	1st Lien, Secured Revolver	5	3M L + 4.25%, 4.25% Floor (4.40%)	01/24/2020	07/01/2024	—	(361)	—
Perforce Software, Inc. 400 First Avenue North #200 Minneapolis, MN 55401	Technology	1st Lien, Secured Revolver - Unfunded	5	0.50%	01/24/2020	07/01/2024	4,375	—	(158)
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	1st Lien, Secured Loan	4, 5	3M L + 7.00%, 8.00% Floor (8.00%)	11/13/2020	11/13/2024	1,065	1,065	922
PFS Holdings Corp. 3747 Hecktown Road Easton, PA 18045	Food & Staples	Common Equity	4, 5, 7	n/a	11/13/2020	n/a	5,231	12,378	1,802	5.23%
PIRS Capital LLC 1688 Meridian Ave Ste 700 Miami Beach, FL 33139	Specialty Finance	Receivable	5	Prime + 6.50% (9.75%)	11/22/2021	11/22/2022	2,000	2,000	2,000
Prestige Capital Finance, LLC 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Subordinated Note	3, 5, 10	11.00%	06/15/2021	06/15/2023	6,000	6,000	6,000

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Prestige Capital Finance, LLC 400 Kelby St., 10th Floor Fort Lee, NJ 07024	Specialty Finance	Common Equity	3, 5, 10	n/a	02/08/2019	n/a	100	7,466	11,843	80.00%
Quad/Graphics, Inc. N61 W23044 Harry's Way Sussex, WI 53089	Commercial Printing	Unsecured Bond		7.00%	03/31/2021	05/01/2022	2,000	1,987	2,025
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	1st Lien, Secured Revolver	5	6M L + 4.50%, 4.84% Floor (4.66%)	01/29/2019	12/20/2022	—	(212)	—
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	1st Lien, Secured Revolver - Unfunded	5	0.50%	01/29/2019	12/20/2022	10,000	—	(130)
Research Now Group, Inc. 5800 Tennyson Parkway Suite 600 Plano, TX 75024	Internet Media	2nd Lien, Secured Loan	5	6M L + 9.50%, 10.50% Floor (10.50%)	05/20/2019	12/20/2025	12,000	11,965	12,000
Ruby Tuesday Operations LLC 333 E. Broadway Avenue Maryville, TN 37804	Restaurants	1st Lien, Secured Loan	5, 6	1M L + 12.00%, 13.25% Floor (13.25%), (7.25% Cash + 6.00% PIK)	02/24/2021	02/24/2025	2,949	2,949	2,788
Ruby Tuesday Operations LLC 333 E. Broadway Avenue Maryville, TN 37804	Restaurants	Warrants	5, 7	n/a	02/24/2021	n/a	311,697	—	872	2.81%
Sprout Holdings, LLC 90 Merrick Ave, East Meadow, NY 11554	Specialty Finance	Receivable	5	11.50%	06/23/2021	06/23/2022	2,000	2,000	2,000
Summit Midstream Holdings, LLC 910 Louisiana Street, Suite 4200 Houston, TX 77002	Energy Midstream	2nd Lien, Secured Bond		8.50%	10/19/2021	10/15/2026	1,000	985	1,042
Summit Midstream Partners LP 910 Louisiana Street, Suite 4200 Houston, TX 77002	Energy Midstream	Preferred Equity	7	n/a	06/03/2021	n/a	1,500,000	1,067	1,103	1.05%
Target Hospitality Corp. 2170 Buckthorne Place, Suite 440 The Woodlands, TX 77380	Hospitality	Secured Bond	10	9.50%	05/13/2021	03/15/2024	4,000	3,998	4,085
Tensar Corporation 2500 Northwinds Parkway, Suite 500 Alpharetta, GA 30009	Construction Materials Manufacturing	2nd Lien, Secured Loan	5	3M L + 12.00%, 13.00% Floor (13.00%)	11/20/2020	02/20/2026	10,000	9,710	10,461
TRU (UK) Asia Limited Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7, 10	n/a	07/21/2017	n/a	576,954	19,344	4,046	1.63%

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
TRU (UK) Asia Limited Liquidating Trust Cannon Place, 78 Cannon Street, London, EC4N 6AF	Retail	Common Equity	5, 7	n/a	07/21/2017	n/a	16,000	900	221	2.75%
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Secured Loan B	5, 6	13.90%	09/30/2021	09/29/2026	6,133	6,017	6,004
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Secured Loan C	5, 6	13.90%	09/30/2021	09/29/2026	1,549	1,505	1,516
Universal Fiber Systems 640 State Street Bristol, TN 37620	Chemicals	Warrants	5	n/a	09/30/2021	n/a	1,759	—	320	1.50%
Vantage Specialty Chemicals, Inc. 1751 Lake Cook Rd., Suite 550 Deerfield, IL 60015	Chemicals	2nd Lien, Secured Loan	5	3M L + 8.25%, 9.25% Floor (9.25%)	06/08/2021	10/26/2025	3,874	3,780	3,836
Viasat, Inc. 6155 El Camino Real Carlsbad, CA 92009	Communications Equipment	Receivable	5	n/a	10/25/2021	03/15/2022	402	361	363
Viasat, Inc. 6155 El Camino Real Carlsbad, CA 92009	Communications Equipment	Receivable	5	n/a	10/25/2021	06/15/2022	402	348	350
Viasat, Inc. 6155 El Camino Real Carlsbad, CA 92009	Communications Equipment	Receivable	5	n/a	10/25/2021	09/15/2022	402	342	344
W&T Offshore, Inc. 5718 Westheimer Road, Suite 700 Houston, TX 77057	Oil & Gas Exploration & Production	2nd Lien, Secured Bond	10	9.75%	05/05/2021	11/01/2023	6,000	5,602	5,730
Wynden Stark LLC 295 Madison Ave, 12th Floor New York, NY 10017	Specialty Finance	Receivable	5	11.00%	03/15/2021	03/15/2022	1,534	1,534	1,534
Wynden Stark LLC 295 Madison Ave, 12th Floor New York, NY 10017	Specialty Finance	Receivable - Unfunded	5	n/a	03/15/2021	03/15/2022	6,466	—	—
Investments in Special Purpose Acquisition Companies (SPAC) & De-SPAC Companies
Ares Acquisition Corporation 245 Park Avenue, 44th Floor New York, NY 10167	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	02/02/2021	n/a	74,800	734	729	0.07%
Ares Acquisition Corporation 245 Park Avenue, 44th Floor New York, NY 10167	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/02/2021	n/a	20,000	18	18	0.10%
Austerlitz Acquisition Corporation I 1701 Village Center Circle Las Vegas, NV 89134	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/26/2021	n/a	12,500	12	13	0.07%

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Austerlitz Acquisition Corporation II 1701 Village Center Circle Las Vegas, NV 89134	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/26/2021	n/a	12,500	12	12	0.04%
BigBear.ai 6811 Benjamin Franklin Drive, Suite 200 Columbia, Maryland 21046	IT Services	Warrants	7, 10	n/a	02/09/2021	n/a	8,333	6	7	0.07%
Ginko Bioworks Holdings, Inc. 27 Drydock Avenue, 8th Floor Boston, MA 02210	Biotechnology	Warrants	7, 10	n/a	02/24/2021	n/a	5,000	13	11	0.01%
Jaws Mustang Acquisition Corporation 1601 Washington Avenue, Suite 800 Miami Beach, FL 33139	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/02/2021	n/a	6,250	7	6	0.02%
Oyster Enterprises Acquisition Corp. 777 South Flagler Drive, Suite 800W West Palm Beach, FL 33401	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	01/20/2021	n/a	24,790	241	242	0.11%
Oyster Enterprises Acquisition Corp. 777 South Flagler Drive, Suite 800W West Palm Beach, FL 33401	Special Purpose Acquisition Company	Warrants	7, 10	n/a	01/20/2021	n/a	12,500	7	6	0.07%
Spartan Acquisition Corp. III 9 West 57th Street, 43rd Floor New York, NY 10019	Special Purpose Acquisition Company	Warrants	7, 10	n/a	02/09/2021	n/a	10,000	11	14	0.07%
VPC Impact Acquisition Holdings II 150 North Riverside Plaza, Suite 5200 Chicago, IL 60606	Special Purpose Acquisition Company	Common Equity	7, 10	n/a	03/05/2021	n/a	13,454	132	132	0.05%
VPC Impact Acquisition Holdings II 150 North Riverside Plaza, Suite 5200 Chicago, IL 60606	Special Purpose Acquisition Company	Warrants	7, 10	n/a	03/05/2021	n/a	10,000	7	10	0.16%
VPC Impact Acquisition Holdings III 150 North Riverside Plaza, Suite 5200 Chicago, IL 60606	Special Purpose Acquisition Company	Warrants	7, 10	n/a	03/05/2021	n/a	10,000	7	11	0.16%
Miscellaneous	Special Purpose Acquisition Company	Equity	7, 10, 14	n/a	n/a	n/a	335,621	1,879	1,851
Total Investments in Special Purpose Acquisition Companies								3,086	3,062
Total Investments excluding Short-Term Investments (284.55% of Net Assets)								338,385	212,149

Dollar amounts in thousands:
Portfolio Company	Industry	Security(1)	Notes	Interest Rate(2)	Initial Acquisition Date	Maturity	Par Amount / Quantity	Cost	Fair Value	Percent of Class(14)
Short-Term Investments
United States Treasury	Short-Term Investments	Treasury Bill	13	0.00%	12/30/2021	02/01/2022	200,000	199,995	199,995
Total Short-Term Investments (268.25% of Net Assets)								199,995	199,995
TOTAL INVESTMENTS (552.8% of Net Assets)								$538,380	$412,144
Other Liabilities in Excess of Assets (452.8% of Net Assets)									$(337,588)
NET ASSETS									$74,556
(1)
Our investments are generally acquired in private transactions exempt from registration under the Securities Act and, therefore, are generally subject to limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)
A majority of our variable rate debt investments bear interest at a rate that is determined by reference to London Interbank Offered Rate (“LIBOR” or “L”) and which is reset daily, monthly, quarterly or semiannually. For each debt investment, we have provided the interest rate in effect as of period end. If no reference to LIBOR is made, the rate is fixed. A floor is the minimum rate that will be applied in calculating an interest rate. A cap is the maximum rate that will be applied in calculating an interest rate. The one month (“1M”) LIBOR as of period end was 0.10%. The three month (“3M”) LIBOR as of period end was 0.21%. The six month (“6M”) LIBOR as of period end was 0.34%. The prime rate as of period end was 3.25%.

(3)
“Controlled Investments” are investments in those companies that are “Controlled Investments” of ours, as defined in the Investment Company Act. A company is deemed to be a “Controlled Investment” of ours if we own more than 25% of the voting securities of such company.

(4)
“Affiliate Investments” are investments in those companies that are “Affiliated Companies” of ours, as defined in the Investment Company Act, which are not “Controlled Investments.” A company is deemed to be an “Affiliate” of ours if we own 5% or more, but less than 25%, of the voting securities of such company.

(5)	Investments classified as Level 3 whereby fair value was determined by our board of directors.
(6)
Security pays, or has the option to pay, all of its interest in kind. As of December 31, 2020, each of the Avanti Communications Group, plc secured bonds and California Pizza Kitchen, Inc. pay in kind and the rates above reflect the PIK interest rates.

(7)	Non-income producing security.
(8)	Investment was on non-accrual status as of period end.
(9)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.
(10)
Indicates assets that we believe do not represent “qualifying assets” under Section 55(a) of the Investment Company Act. Qualifying assets must represent at least 70% of our total assets at the time of acquisition of any additional non-qualifying assets. Of our total assets, 24.2% were non-qualifying assets as of period end.

(11)
Security exempt from registration pursuant to Rule 144A under the Securities Act. Such security may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration.

(12)
Under the terms of the credit agreement, this investment has an exit fee which requires the borrower to pay, in connection with each prepayment or other repayment, a fee equal to 2.50% of the amount being repaid.

(13)
As of period end, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $49,821; the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $162,667; the net unrealized depreciation was $(112,846); the aggregate cost of securities for Federal income tax purposes was $524,990.

(14)	Percentage of class held refers only to equity held, if any, calculated on a fully diluted basis.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.
Overview
We are a BDC that seeks to generate both current income and capital appreciation through debt and income-generating equity investments, including investments in specialty finance businesses. To achieve our investment objective, we invest in secured and senior secured debt instruments of middle market companies, as well as income-generating equity investments in specialty finance companies, that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100 million and $2 billion. We also make investments throughout other portions of a company's capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities. We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
In December 2021, Great Elm Specialty Finance, LLC (“GESF") a wholly-owned subsidiary of GECC, was formed to oversee specialty finance related investments, and Michael Keller, a seasoned professional with significant experience in specialty finance, was appointed President of GESF. We believe investments in specialty finance companies along the “continuum of lending” provide durable risk adjusted returns that are expected to be largely uncorrelated to the liquid credit markets. The “continuum of lending” as seen by GECM is the various stages of capital that are provided to under-banked small and medium sized businesses and includes, but is not limited to inventory and purchase order financing, receivables factoring, asset-based and asset-backed lending, and equipment financing. GECM believes that ownership interests in multiple specialty finance companies will create a natural competitive advantage for each business and generate both revenue and cost synergies across companies.
On September 27, 2016, we and GECM entered into the Investment Management Agreement and the Administration Agreement, and, upon closing the Merger, we began to accrue obligations to our external investment manager under those agreements. The Investment Management Agreement renews for successive annual periods, subject to requisite Board and/or stockholder approvals.
We have elected to be treated as a RIC for U.S. federal income tax purposes. As a RIC, we will not be taxed on our income to the extent that we distribute such income each year and satisfy other applicable income tax requirements. To qualify as a RIC, we must, among other things, meet source-of-income and asset diversification requirements and annually distribute to our stockholders generally at least 90% of our investment company taxable income on a timely basis. If we qualify as a RIC, we generally will not have to pay corporate level taxes on any income that we distribute to our stockholders.
Investments
Our level of investment activity can and does vary substantially from period to period depending on many factors, including, among others, the amount of debt and equity capital available from other sources to middle-market companies, the level of merger and acquisition activity, pricing in the high yield and leveraged loan credit markets, our expectations of future investment opportunities, the general economic environment as well as the competitive environment for the types of investments we make.
As a BDC, our investments and the composition of our portfolio are required to comply with regulatory requirements. See “The Company — Regulation as a Business Development Company” and “Certain U.S. Federal Income Tax Considerations.”
Revenues
We generate revenue primarily from interest on the debt investments that we hold. We may also generate revenue from dividends on the equity investments that we hold, capital gains on the disposition of investments, and lease, fee, and other income. Our investments in fixed income instruments generally have an expected maturity of three to five years, although we have no lower or upper constraint on maturity. Our debt investments generally pay interest quarterly or semi-annually. Payments of principal of our debt investments may be amortized over the stated term of the investment, deferred for several years or due entirely at maturity. In some cases, our debt investments and preferred stock investments may defer payments of cash interest or dividends or PIK. In addition, we may generate revenue in the form of prepayment fees, commitment, origination, due diligence fees, end-of-term or exit fees, fees for providing significant managerial assistance, consulting fees and other investment-related income.
Expenses
Our primary operating expenses include the payment of a base management fee, administration fees (including the allocable portion of overhead under the Administration Agreement), and, depending on our operating results, an incentive fee. The base management fee and incentive fee remunerates GECM for work in identifying, evaluating, negotiating, closing and monitoring our investments. The Administration Agreement provides for reimbursement of costs and expenses incurred for office space rental, office equipment and utilities allocable to us under the Administration Agreement, as well as certain costs and expenses incurred relating to non-investment advisory, administrative or operating services provided by GECM or its affiliates to us. We also bear all other costs and expenses of our operations and transactions. In addition, our expenses include interest on our outstanding indebtedness.
Critical Accounting Policies and Estimates
Valuation of Portfolio Investments
We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).
Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy.
Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.
Those investments for which market quotations are not readily available or for which market quotations are deemed not to represent fair value are valued utilizing a market approach, an income approach, or both approaches, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities (including a business). The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that we may take into account in determining the fair value of our investments include, as relevant and among other factors: available current market data, including relevant and applicable market trading and transaction comparables; applicable market yields and multiples, security covenants, call protection provisions, information rights and the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, and merger and acquisition comparables; and enterprise values.
We prefer the use of observable inputs and minimize the use of unobservable inputs in our valuation process. Inputs refer broadly to the assumptions that market participants would use in pricing an asset. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset developed based on market data obtained from sources independent of us. Unobservable inputs are inputs that reflect our assumptions about the assumptions market participants would use in pricing an asset developed based on the best information available in the circumstances.
Both observable and unobservable inputs are subject to some level of uncertainty and assumptions used bear the risk of change in the future. We utilize the best information available to us, including the factors listed above, in preparing the fair valuations. In determining the fair value of any individual investment, we may use multiple inputs or utilize more than one approach to calculate the fair value to assess the sensitivity to change and determine a reasonable range of fair value. In addition, our valuation procedures include an assessment of the current valuation as compared to the previous valuation for each investment and where differences are material understanding the primary drivers of those changes, incorporating updates to our current valuation inputs and approaches as appropriate.
Revenue Recognition
Interest and dividend income, including PIK income, is recorded on an accrual basis. Origination, structuring, closing, commitment and other upfront fees, including OID, earned with respect to capital commitments are generally amortized or accreted into interest income over the life of the respective debt investment, as are end-of-term or exit fees receivable upon repayment of a debt investment if such fees are fixed in nature. Other fees, including certain amendment fees, prepayment fees and commitment fees on broken deals, and end-of-term or exit fees that have a contingency feature or are variable in nature are recognized as earned. Prepayment fees and similar income due upon the early repayment of a loan or debt security are recognized when earned and are included in interest income.
We may purchase debt investments at a discount to their face value. Discounts on the acquisition of corporate debt instruments are generally amortized using the effective-interest or constant-yield method, unless there are material questions as to collectability.
We assess the outstanding accrued income receivables for collectability at least quarterly, or more frequently if there is an event that indicates the underlying portfolio company may not be able to make the expected payments. If it is determined that amounts are not likely to be paid we may establish a reserve against or reverse the income and put the investment on non-accrual status.
Net Realized Gains (Losses) and Net Change in Unrealized Appreciation (Depreciation)
We measure realized gains or losses by the difference between the net proceeds from the repayment or sale of an investment and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Realized gains and losses are computed using the specific identification method.
Net change in unrealized appreciation or depreciation reflects the net change in portfolio investment fair values and portfolio investment cost bases during the reporting period, including the reversal of previously recorded unrealized appreciation or depreciation when gains or losses are realized.
Portfolio and Investment Activity
The following is a summary of our investment activity for the years ended December 31, 2021, 2020 and 2019:
(in thousands)	Acquisitions(1)	Dispositions(2)	Weighted Average Yield End of Period(3)
Quarter ended March 31, 2020	$31,882	$(29,420)	10.00%
Quarter ended June 30, 2020	15,913	(37,497)	10.18%
Quarter ended September 30, 2020	34,495	(18,037)	10.07%
Quarter ended December 31, 2020	19,070	(27,993)	11.72%
For the year ended December 31, 2020	$101,360	$(111,993)
Quarter ended March 31, 2021	$58,429	$(28,268)	10.91%

(in thousands)	Acquisitions(1)	Dispositions(2)	Weighted Average Yield End of Period(3)
Quarter ended June 30, 2021	49,904	(35,583)	11.10%
Quarter ended September 30, 2021	72,340	(31,640)	11.27%
Quarter ended December 31, 2021	34,184	(40,271)	10.81%
For the year ended December 31, 2021	$214,857	$(135,762)
(1)
Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings and capitalized PIK income. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, were excluded.

(2)
Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities). Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, were excluded.

(3)
Weighted average yield is based upon the stated coupon rate and fair value of outstanding debt securities at the measurement date. Debt securities on non-accrual status are included in the calculation and are treated as having 0% as their applicable interest rate for purposes of this calculation, unless such debt securities are valued at zero.

Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a discussion of fiscal year 2019.
Portfolio Reconciliation
The following is a reconciliation of the investment portfolio for the years ended December 31, 2021, 2020 and 2019. Investments in short-term securities, including U.S. Treasury Bills and money market mutual funds, are excluded from the table below.
(in thousands)	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Beginning Investment Portfolio, at fair value	$151,648	$197,615
Portfolio Investments acquired(1)	214,857	101,360
Amortization of premium and accretion of discount, net	3,958	4,999
Portfolio Investments repaid or sold(2)	(135,762)	(111,993)
Net change in unrealized appreciation (depreciation) on investments
	(12,922)	(29,356)
Net realized gain (loss) on investments	(9,632)	(10,977)
Ending Investment Portfolio, at fair value	$212,148	$151,648
(1)	Includes new investments, additional fundings (inclusive of those on revolving credit facilities), refinancings, and capitalized PIK income.
(2)	Includes scheduled principal payments, prepayments, sales, and repayments (inclusive of those on revolving credit facilities).
Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a discussion of fiscal year 2019.
Portfolio Classification
The following table shows the fair value of our portfolio of investments by industry as of December 31, 2021 and 2020 (in thousands):
	December 31, 2021		December 31, 2020
Industry	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Specialty Finance	$47,952	22.60%	$15,760	10.39%
Energy Midstream	31,815	15.00%	—	—%

	December 31, 2021		December 31, 2020
Industry	Investments at Fair Value	Percentage of Fair Value	Investments at Fair Value	Percentage of Fair Value
Chemicals	15,058	7.10%	—	—%
Metals & Mining	13,711	6.46%	3,996	2.65%
Internet Media	11,870	5.60%	18,736	12.35%
Construction Materials Manufacturing	10,461	4.93%	9,676	6.38%
Oil & Gas Exploration & Production	9,849	4.64%	—	—%
Restaurants	8,310	3.92%	10,470	6.91%
Wireless Telecommunications Services	8,137	3.84%	29,270	19.30%
Industrial	7,551	3.56%	4,642	3.06%
Transportation Equipment Manufacturing	6,030	2.84%	2,948	1.95%
Home Security	5,590	2.63%	—	—%
Casinos & Gaming	5,291	2.49%	2,820	1.86%
Retail	4,267	2.01%	6,145	4.05%
Hospitality	4,085	1.93%	—	—%
Special Purpose Acquisition Company	3,044	1.43%	—	—%
Oil & Gas Refining	3,030	1.43%	—	—%
Apparel	2,929	1.38%	5,154	3.40%
Healthcare Supplies	2,869	1.35%	—	—%
Food & Staples	2,724	1.28%	8,694	5.73%
Consumer Services	2,640	1.24%	—	—%
Commercial Printing	2,025	0.95%	—	—%
Software Services	1,994	0.94%	4,896	3.23%
Communications Equipment	1,057	0.50%	—	—%
Biotechnology	11	0.01%	—	—%
IT Services	7	0.01%	—	—%
Technology	(158)	(0.07)%	202	0.13%
Oil & Gas	—	—%	$20,290	13.38%
Radio Broadcasting	—	—%	3,763	2.48%
Wholesale-Apparel, Piece Goods & Notions	—	—%	2,762	1.82%
Hotel Operator	—	—%	1,203	0.79%
Real Estate Services	—	—%	200	0.13%
Building Cleaning and Maintenance Services	—	—%	162	0.11%
Maritime Security Services	—	—%	19	0.01%
Telecommunications Services	—	—%	(160)	(0.11)%
Total	$212,149	100.00%	$151,648	100.00%
Results of Operations
This “—Results of Operations” discussion should be read in conjunction with the discussion of COVID-19 under “—Recent Developments—COVID-19.”
Investment Income
	For the Year Ended December 31,
	2021		2020
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Total Investment Income	$25,254	$6.20	$22,897	$10.32
Interest income	19,917	4.89	19,210	8.66
Dividend income	4,347	1.07	3,107	1.40
Other income	990	0.24	580	0.26

(1)
The per share amounts are based on a weighted average of 4,073,454 outstanding common shares for the year ended December 31, 2021 and a weighted average of 2,218,244 outstanding common shares for the year ended December 31, 2020. These weighted average share amounts have been retroactively adjusted for the reverse stock split effected on February 28, 2022. See “—Recent Developments.”

Investment income consists of interest income, including net amortization of premium and accretion of discount on loans and debt securities, dividend income and other income, which primarily consists of amendment fees, commitment fees and funding fees on loans. For the years ended December 31, 2021 and 2020, income includes non-cash PIK income of $5.5 million and $5.7 million, respectively.
Interest income was consistent year over year with decreases in interest income from exited investments offset by increases in interest income from new investments. As of December 31, 2021, our investments in the Avanti 2nd Lien secured bonds and 1.5 Lien secured loans were put on non-accrual in connection with write-downs in their respective fair values, resulting in a decrease in interest income of $0.9 million and $0.1 million, respectively, for the year ended December 31, 2021 as compared to the prior year. These positions will remain on non-accrual in future periods until evidence of future collectability is restored. However, there were net increases in interest income in the remaining portfolio, most notably Tensar Corporation, Natural Resource Partners LP and Gateway Casinos & Entertainment Limited for which we recognized increases in interest income of $1.2 million, $0.6 million and $0.5 million, respectively, for the current year as compared to prior year.
Dividend income for the year ended December 31, 2021 increased as compared to the prior year due to distributions of $0.7 million from our new investment in Lenders Funding as well as an increase of approximately $0.8 million in dividends from our investments in preferred equities. These increases were partially offset by a decrease of $0.3 million in distributions from our investment in Prestige Capital Finance, LLC (“Prestige”).
Other income for the year end December 31, 2021 primarily consists of commitment fees of $0.5 million earned on our investment in the Greenway Health, LLC revolver and $0.3 million on our investment in the Avanti 1.125 Lien secured loan. For the year ended December 31, 2020, other income includes $0.4 million in fees earned in connection with the restricting of our investments in California Pizza Kitchen, Inc. (“CPK”) and $0.1 million in commitment fees on our investment in Avanti 1.25 Lien secured loan.
The year ended December 31, 2020 saw significant decreases in LIBOR, the primary base rate referenced in our floating rate debt investments. Interest rates began to rebound in 2021 and if they continue to rise it may have a positive impact on interest income for in fiscal year 2022. See “Quantitative and Qualitative Disclosures About Market Risk” for further analysis of the impact of interest rate changes on expected interest income from our portfolio held as of December 31, 2021.
Expenses
	For the Year Ended December 31,
	2021		2020
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Total Expenses	$12,921	$3.17	$15,731	$7.09
Management fees	3,182	0.78	2,511	1.13
Incentive fees	(4,323)	(1.06)	1,020	0.46
Total advisory and management fees	$(1,141)	$(0.28)	$3,531	$1.59
Administration fees	673	0.17	729	0.33
Directors’ fees	233	0.06	198	0.09
Interest expense	10,428	2.56	9,126	4.11
Professional services	1,937	0.48	1,441	0.66
Custody fees	54	0.01	51	—
Other	737	0.17	655	0.31
Income Tax Expense
Excise Tax Expense	48	0.01	17	—

(1)
The per share amounts are based on a weighted average of 4,073,454 outstanding common shares for the year ended December 31, 2021 and a weighted average of 2,218,244 outstanding common shares for the year ended December 31, 2020. These weighted average share amounts have been retroactively adjusted for the reverse stock split effected on February 28, 2022. See “—Recent Developments.”

Expenses are largely comprised of advisory fees and administration fees paid to GECM and interest expense on our outstanding notes payable. See “—Liquidity and Capital Resources.” Advisory fees include management fees and incentive fees calculated in accordance with the Investment Management Agreement, and administration fees include direct costs reimbursable to GECM under the Administration Agreement and fees paid for sub-administration services.
Overall expenses for the year ended December 31, 2021 decreased as compared to the year ended December 31, 2020 primarily driven by the reversal of $5.3 million in incentive fees previously recognized as a result of income reversals and realized losses on investments where proceeds did not cover the amortized cost basis. Excluding these reversals, the fund recognized $1.2 million in income-based incentive fees for the year ended December 31, 2021. In March 2022, GECM indicated that it intends to waive all accrued and unpaid incentive fees as of March 31, 2022, provided that our stockholders approve a proposal to reset the incentive fee total return hurdle under our Investment Management Agreement at our next annual stockholder meeting. As of December 31, 2021, there were approximately $4.9 million of accrued fees held on our balance sheet. If that waiver is obtained, we would expect to recognize the reversal of these accrued fees during the period ending March 31, 2022, contingent upon approval of the new incentive fee hurdles by our stockholders, resulting in a corresponding increase in income and increase in NAV in such period (subject to any offsetting additional expenses or losses).
Management fees increased for the year ended December 31, 2021 as compared to the prior year due to increases in the average fair value of our total portfolio investments over the year.
Fees for professional services increased for the year ended December 31, 2021 as compared to the prior year due to certain one-time costs, including approximately $0.2 million in legal fees for compliance matters and claims related to specific investments which are not expected to recur in future periods. In addition, during the current year, approximately $0.7 million in due from portfolio company balances were determined to be uncollectible and expensed.
For the year ended December 31, 2021, interest expense increased as compared to the corresponding period in the prior year as a result of the issuance of $57.5 million in aggregate principal amount of the GECCO Notes in June and July 2021 which was partially offset by the redemption of the GECCL Notes in July 2021. The early redemption of the GECCL Notes also resulted in recognizing any unamortized debt issuance costs in full during the year ended December 31, 2021.
Realized Gains (Losses)
	For the Year Ended December 31,
	2021		2020
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Net Realized Gain (Loss)	$(9,639)	$(2.37)	$(9,749)	$(4.39)
Gross realized gain	8,128	2.00	2,130	1.92
Gross realized loss	(17,767)	(4.37)	(830)	(6.31)
(1)
The per share amounts are based on a weighted average of 4,073,454 outstanding common shares for the year ended December 31, 2021 and a weighted average of 2,218,244 outstanding common shares for the year ended December 31, 2020. These weighted average share amounts have been retroactively adjusted for the reverse stock split effected on February 28, 2022. See “—Recent Developments”

During the year ended December 31. 2021, net realized losses on investments were primarily driven by exits from our investments in Davidzon Radio, Inc. (“Davidzon”), OPS Acquisitions Limited and Ocean Protection Services Limited (“OPS”), Boardriders, Inc. and Best Western Luling, on which we recognized $5.7 million, $4.2 million, $2.9 million and $1.3 million, respectively, in realized losses. We recognized realized gains of $4.0 million on sales of our investment in Crestwood Equity Partners LP (“Crestwood”) and $1.2 million and $0.4 million, respectively, on paydowns of our investments in Subcom, LLC revolver and CPK 1st Lien secured loan.

During the year ended December 31, 2020, net realized losses on investments were primarily driven by the sales of Commercial Barge, The Finance Company (“TFC”), and Full House Resorts, Inc. during the period, for which we recognized realized losses of $9.8 million, $1.4 million, and $1.3 million, respectively. These losses were partially offset by realized gains on the early repayment of investments, including $1.9 million on our investments in Tensar’s first and second lien loans, $0.4 million on investment in the Duff & Phelps revolver, and $0.3 million on our investment in ASP Chromaflo Technologies Corp.’s second lien loan. Realized gains for the year ended December 31, 2020 also includes approximately $1.2 million in realized gain on repurchases of debt below par.
Unrealized Appreciation (Depreciation) on Investments
	For the Year Ended December 31,
	2021		2020
	In Thousands	Per Share(1)	In Thousands	Per Share(1)
Net unrealized appreciation/ (depreciation)	$(12,921)	$(3.17)	$(29,356)	$(13.23)
Unrealized appreciation	54,377	13.35	4,629	9.63
Unrealized depreciation	(67,298)	(16.52)	(24,413)	(22.86)
(1)
The per share amounts are based on a weighted average of 4,073,454 outstanding common shares for the year ended December 31, 2021 and a weighted average of 2,218,244 outstanding common shares for the year ended December 31, 2020. These weighted average share amounts have been retroactively adjusted for the reverse stock split effected on February 28, 2022. See “—Recent Developments.”

For the year ended December 31, 2021, net unrealized depreciation was largely driven by decreases in portfolio company valuations as compared to the prior year end. Most notably, we recognized unrealized depreciation of $32.0 million on our investments in Avanti and approximately $5.9 million on our investments in PFS Holdings Corp. These were offset by unrealized appreciation of $6.0 million, $5.2 million, and $4.2 million on the investments in CPK common equity, Davidzon and OPS 1st lien secured loan, respectively, due to exits from these positions resulting in reversing previously recognized unrealized depreciation.
For the year ended December 31, 2020, net unrealized depreciation was largely driven by decreases in portfolio company valuations as compared to the prior year end. Most notably, we recognized unrealized depreciation of $16.1 million on our investment in Avanti 2nd lien secured bond, approximately $8.0 million on our investments in CPK, which went through a restructuring in November, and $4.1 million on our investment in Davidzon. During the year ended December 31, 2020, unrealized appreciation was primarily due to the sales of Commercial Barge in February and TFC in November, for which we relieved approximately $6.3 million and $1.2 million, respectively, of unrealized losses on the positions as of December 31, 2019. In addition, we had unrealized appreciation due to increases in fair value of investments, including $3.2 million on investment in Crestwood, $2.4 million on our investment in Prestige, and $1.1 million on our investment in APTIM Corp.
Please see “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 for a discussion of fiscal year 2019.
As discussed under “—Recent Developments—COVID-19”, we cannot predict the duration of the COVID-19 pandemic and the resulting impact to our individual portfolio companies or the broader market. It is likely that any recovery may be slow and/or volatile. The current unrealized depreciation on our portfolio may not be reversed in the short-term or at all and we may see further declines in fair value before the pandemic is over.
Liquidity and Capital Resources
This “—Liquidity and Capital Resources” discussion should be read in conjunction with the discussion of COVID-19 under “—Recent Developments—COVID-19.”
We generate liquidity through its operations with cash received from investment income and sales and paydowns on investments. Such proceeds are generally reinvested in new investment opportunities, distributed to shareholders in the form of dividends, or used to pay operating expenses. We also receive proceeds from our issuances of notes payable and our revolving credit facility and from time to time may raise additional equity capital. See “—Revolver” and “—Notes Payable” below for more information regarding our outstanding credit facility and notes.

At December 31, 2021, we had approximately $9.1 million of cash and cash equivalents and $0.01 million of restricted cash. At December 31, 2021, we had investments in 45 debt instruments across 37 companies, totaling approximately $150.0 million at fair value and 139 equity investments in 119 companies, totaling approximately $62.4 million at fair value.
In the normal course of business, we may enter into investment agreements under which we commit to make an investment in a portfolio company at some future date or over a specified period of time. As of December 31, 2021, we had approximately $31.9 million in unfunded loan commitments to provide debt financing to certain of our portfolio companies. We had sufficient cash and other liquid assets on our December 31, 2021 balance sheet to satisfy the unfunded commitments.
For the year ended December 31, 2021, net cash used in operating activities was approximately $58.5 million, reflecting the purchases and repayments of investments offset by net investment income, including non-cash income related to accretion of discount and PIK income and proceeds from sales of investments and principal payments received. Net cash used in purchases and proceeds from sales of investments was approximately $56.9 million, reflecting payments for additional investments of $191.9 million, offset by proceeds from principal repayments and sales of $135.0 million. Such amounts include draws and repayments on revolving credit facilities.
For the year ended December 31, 2020, net cash provided by operating activities was approximately $27.4 million, reflecting the purchases and repayments of investments offset by net investment income, including non-cash income related to accretion of discount and PIK income and proceeds from sales of investments and principal payments received. Net cash provided by purchases and proceeds from sales of investments was approximately $19.5 million, reflecting payments for additional investments of $92.5 million, offset by proceeds from principal repayments and sales of $112.0 million. Such amounts include draws and repayments on revolving credit facilities.
For the year ended December 31, 2021, cash provided by financing activities was $14.5 million, which consisted of $55.2 million in proceeds from the issuance of the GECCO Notes offset by $30.3 million in repayment on the GECCL Notes and payment of $9.9 million in distributions.
For the year ended December 31, 2020, cash provided by financing activities was $21.2 million, which consisted of $31.7 million in proceeds from issuance of common stock which were offset by $1.5 million in offering costs, $5.0 million in distributions to investors, and $4.1 million in repurchases of our debt.
Contractual Obligations and Cash Requirements
A summary of our significant contractual payment obligations and cash requirements as of December 31, 2021 is as follows:
(in thousands)	Total	Less than 1 year	1-3 years	3-5 years	More than 5 years
Contractual Obligations
GECCM Notes	$45,610	—	—	$45,610	—
GECCN Notes	42,823	—	$42,823	—	—
GECCO Notes	57,500	—	—	57,500	—
Total	$145,933	—	$42,823	$103,110	—
See “—Revolver” and “—Notes Payable” below for more information regarding our outstanding credit facility and notes.
We have certain contracts under which we have material future commitments. Under the Investment Management Agreement, GECM provides investment advisory services to us. For providing these services, we pay GECM a fee, consisting of two components: (1) a base management fee based on the average value of our total assets and (2) an incentive fee based on our performance.
We are also party to the Administration Agreement with GECM. Under the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator.

If any of the contractual obligations discussed above are terminated, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.
Both the Investment Management Agreement and the Administration Agreement may be terminated by either party without penalty upon no fewer than 60 days’ written notice to the other.
Revolver
On May 5, 2021, we entered into the Loan Agreement with CNB. The Loan Agreement provides for a senior secured revolving line of credit of up to $25 million (subject to a borrowing base as defined in the Loan Agreement). We may request to increase the revolving line in an aggregate amount not to exceed $25 million, which increase is subject to the sole discretion of CNB. The maturity date of the revolving line is May 5, 2024. Borrowings under the revolving line bear interest at a rate equal to (i) the LIBOR plus 3.50%, (ii) a base rate plus 2.00% or (iii) a combination thereof, as determined by us. As of December 31, 2021, there were no borrowings outstanding under the revolving line.
Borrowings under the revolving line are secured by a first priority security interest in substantially all of our assets, subject to certain specified exceptions. We have made customary representations and warranties and are required to comply with various affirmative and negative covenants, reporting requirements and other customary requirements for similar loan agreements. In addition, the Loan Agreement contains financial covenants requiring (i) net assets of not less than $65 million, (ii) asset coverage equal to or greater than 150% and (iii) bank asset coverage equal to or greater than 300%, in each case tested as of the last day of each fiscal quarter of the Company. Borrowings are also subject to the leverage restrictions contained in the Investment Company Act.
Notes Payable
On September 13, 2017, we issued $28.4 million in aggregate principal amount of the GECCL Notes. On September 29, 2017, we issued an additional $4.3 million of the GECCL Notes upon full exercise of the underwriters’ over-allotment option. We redeemed all of the issued and outstanding GECCL Notes on July 23, 2021 at 100% of the principal amount plus accrued and unpaid interest thereon from April 30, 2021 through, but excluding, the redemption date, July 23, 2021.
On January 11, 2018, we sold $43.0 million in aggregate principal amount of 6.75% notes due 2025 (the “GECCM Notes”). On January 19, 2018 and February 9, 2018, we sold an additional $1.9 million and $1.5 million, respectively, of the GECCM Notes upon partial exercise of the underwriters’ over-allotment option. The aggregate principal balance of the GECCM Notes outstanding as of December 31, 2021 is $44.8 million.
On June 18, 2019, we issued $42.5 million in aggregate principal amount of 6.50% Notes due 2024 (the “GECCN Notes”), which included $2.5 million of GECCN Notes issued in connection with the partial exercise of the underwriters’ over-allotment option. On July 5, 2019, we issued an additional $2.5 million of the GECCN Notes upon another partial exercise of the underwriters’ over-allotment option. The aggregate principal balance of the GECCN Notes outstanding as of December 31, 2021 is $41.7 million.
On June 23, 2021, we issued $50.0 million in aggregate principal amount of the GECCO Notes (together with the GECCM Notes and GECCN Notes, the “Notes”). On July 9, 2021, we issued an additional $7.5 million of the GECCO Notes upon full exercise of the underwriters’ over-allotment option. The aggregate principal balance of the GECCO Notes outstanding as of December 31, 2021 is $55.4 million.
The Notes are our unsecured obligations and rank equal with all of our outstanding and future unsecured unsubordinated indebtedness. The unsecured notes are effectively subordinated, or junior in right of payment, to indebtedness under our Loan Agreement and any other future secured indebtedness that we may incur and structurally subordinated to all future indebtedness and other obligations of our subsidiaries. We pay interest on the Notes on March 31, June 30, September 30 and December 31 of each year. The GECCM Notes, GECCM Notes and GECCO Notes will mature on January 31, 2025, June 30, 2024 and June 30, 2026, respectively. The GECCM Notes and GECCN Notes are currently callable at the Company’s option and the GECCO Notes can be called on, or after, June 30, 2023. Holders of the Notes do not have the option to have the Notes repaid prior to the stated maturity date. The Notes were issued in minimum denominations of $25 and integral multiples of $25 in excess thereof.

We may repurchase the Notes in accordance with the Investment Company Act and the rules promulgated thereunder.
As of December 31, 2021, our asset coverage ratio was approximately 151.1%. We are subject to a minimum asset coverage ratio of 150%.
Recent Developments
On January 27, 2022, we announced that the Board had approved a 6-for-1 reverse stock split of our outstanding common stock. As a result of the reverse stock split, every six shares of our issued and outstanding common stock was converted into one share of issued and outstanding common stock. No fractional shares were issued as a result of the reverse stock split. Any fractional shares as a result of the reverse stock split were redeemed for cash at the closing market price on the business day immediately prior to the effective date of the reverse stock split. The reverse stock split was effective for trading purposes on February 28, 2022.
Our Board set distributions for the quarter ending March 31, 2022 at a rate of $0.60 per share (payable on March 30, 2022 to stockholders as of March 15, 2022), and for the quarter ending June 30, 2022 at a rate of $0.45 per share, in each case giving effect to the reverse stock split completed on February 28, 2022. The full amount of each distribution will be from distributable earnings. The schedule of distribution payments will be established by GECC pursuant to authority granted by our Board. The March and June distributions will be paid in cash.
On March 2, 2022, Peter Reed notified us that he is resigning from his position as our Chief Executive Officer and President and as Chairman of the Board, and each of Randall Revell Horsey and Michael Speller notified us that they are resigning from the Board, in each case effective after the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021. As a result, the resignations are effective on March 4, 2022. The resignations were not the result of any disagreement with us.
On March 4, 2022, the Board appointed Matt Kaplan, as our Chief Executive Officer and President.
On March 4, 2022, the Board also appointed Richard Cohen as a Class I director and Matthew A. Drapkin as a Class II Director to fill the vacancies on the Board created by the resignations of Mr. Speller and Mr. Horsey. Mr. Cohen will be eligible for re-election along with the Company’s other Class I director at the Company’s 2023 Annual Meeting of Stockholders and Mr. Drapkin will be eligible for re-election along with the Company’s other Class II director at the Company’s 2024 Annual Meeting of Stockholders. Mr. Drapkin will serve as Chairman of the Board of Directors and Mr. Cohen will serve as the Chairman of the Company’s Audit Committee, as the audit committee financial expert and as a member of the Company’s Compensation Committee.
As a result, as of March 4, 2022, the Company has two independent directors, two interested directors and one vacancy on its Board, and only two independent directors on its Audit Committee. The Board intends to appoint an independent Class III director to fill the vacancy created by Mr. Reed’s resignation from the Board and to be the third independent director on the Company’s Audit Committee as soon as practicable.
Investment Activities
On February 3, 2022, we purchased a majority ownership interest in SCC, a provider of asset-based loans to middle market companies throughout the U.S. The aggregate purchase prices was approximately $7.5 million, which consisted of $4.9 million in cash and 117,117 shares of our common stock issued at NAV for aggregate consideration of $2.6 million. In connection with the acquisition, we are also providing subordinated debt to SCC.
On February 18, 2022, we entered into a joint venture with Utica for the purpose of co-investing in proprietary equipment financings originated by Utica. Utica has been providing customized equipment loan and lease options for businesses of all sizes throughout the continental U.S. since 2005. The Utica transaction remains subject to the approval of Utica’s senior lenders.
Contingent Incentive Fee Waiver
In March 2022, GECM indicated that it intends to waive all accrued and unpaid incentive fees as of March 31, 2022, provided that our stockholders approve a proposal to reset the incentive fee total return hurdle under our Investment Management Agreement at our next annual stockholder meeting. As of December 31, 2021, there were approximately $4.9 million of accrued fees held on our balance sheet. If that waiver is obtained, we would expect to recognize the reversal of these accrued fees during the period ending March 31, 2022, contingent upon approval of the new incentive fee hurdles by our stockholders, resulting in a corresponding increase in income and increase in NAV in such period (subject to any offsetting additional expenses or losses).
COVID-19
The COVID-19 pandemic continues to disrupt economic markets. The economic impact, duration and spread of the COVID-19 virus, including new variants, is uncertain at this time. The operational and financial performance of some of the portfolio companies in which we make investments has been and may further be significantly impacted by COVID-19, which may in turn impact the valuation of our investments, results of our operations and cash flows.
Our investment manager prioritizes the health and safety of employees and in early March 2020, GECM moved to a remote-working model for all employees. In addition, the officers of GECC have maintained regular communications with key service providers, including the fund administration, legal and accounting professionals, noting that those firms have similarly moved to remote-working models to the extent possible. Our employees and key service providers have been able to effectively transition to working remotely while maintaining a consistent level of capabilities and service, however, we will continue to monitor and make adjustments as necessary.
While we have been carefully monitoring the COVID-19 pandemic and its impact on our business and the business of our portfolio companies, we have continued to fund our existing debt commitments. In addition, we have continued to make, and expect to continue to make, new investments.
We cannot predict the full impact of the COVID-19 pandemic, including its duration in the United States and worldwide and the magnitude of the economic impact of the outbreak, including with respect to the travel restrictions, business closures and other quarantine measures imposed on service providers and other individuals by various local, state, and federal governmental authorities, as well as non-U.S. governmental authorities. As such, we are unable to predict the duration of any business and supply-chain disruptions, the extent to which the COVID-19 pandemic will negatively affect our portfolio companies’ operating results or the impact that such disruptions may have on our results of operations and financial condition. Our portfolio is diversified across multiple industries and the direct and indirect impacts of the COVID-19 pandemic will be dependent on the specific circumstances for each portfolio company. For example, companies that derive revenues through in-person interactions with customers, such as restaurants and retail stores, have been and may be subject to reduced capacity or shutdowns based on local government advisories and regulations. Other companies may be better able to adapt to the changing environment by moving their workforce to a remote-working model and leveraging technology solutions to interact with customers.
Depending on the duration and extent of the disruption to the operations of our portfolio companies, we expect that certain portfolio companies may experience financial distress and possibly default on their financial obligations to us and their other capital providers. We also expect that some of our portfolio companies may significantly curtail business operations, furlough or lay off employees and terminate service providers, and defer capital expenditures if subjected to prolonged and severe financial distress, which would likely impair their business on a permanent basis. These developments would likely result in a decrease in the value of our investment in any such portfolio company.
The COVID-19 pandemic and the related disruption and financial distress experienced by our portfolio companies may have material adverse effects on our investment income, particularly our interest income, received from our investments. In connection with the adverse effects of the COVID-19 pandemic, we may need to restructure our investments in some of our portfolio companies, which could result in reduced interest payments, an increase in the amount of PIK interest we receive, or result in permanent write-downs on our investments.
We will continue to monitor the evolving situation relating to the COVID-19 pandemic and guidance from U.S. and international authorities, including federal, state and local public health authorities and may take additional actions based on their recommendations. In these circumstances, there may be developments outside our control requiring us to adjust our plan of operation. As such, given the dynamic nature of this situation, we cannot reasonably estimate the impacts of COVID-19 on our financial condition, results of operations or cash flows in the future. To the extent our portfolio companies are adversely impacted by the effects of the COVID-19 pandemic, it may have a material adverse impact on our future net investment income, the fair value of our portfolio investments, their financial condition and the results of operations and financial condition of our portfolio companies.
We are also subject to financial risks, including changes in market interest rates. As of December 31, 2021, approximately $94.0 million in principal amount of our debt investments bore interest at variable rates, which are generally based on LIBOR, and many of which are subject to certain floors. In connection with the COVID-19 pandemic, the U.S. Federal Reserve and other central banks have reduced certain interest rates and LIBOR has decreased. A prolonged reduction in interest rates will reduce our gross investment income and could result in a decrease in our net investment income if such decreases in LIBOR are not offset by a corresponding increase in the spread over LIBOR that we earn on any portfolio investments or a decrease in our operating expenses. See “Quantitative and Qualitative Disclosures About Market Risk” for an analysis of the impact of hypothetical base rate changes in interest rates.

QUANTITATIVE AND QUALITATIVE DISCLOSURE ABOUT MARKET RISK
We are subject to financial market risks, including changes in interest rates. As of December 31, 2021, 26 debt investments in our portfolio bore interest at a fixed rate, and the remaining 18 debt investments were at variable rates, representing approximately $148.0 million and $86.0 million in principal debt, respectively. As of December 31, 2020, 10 debt investments in our portfolio bore interest at a fixed rate, and the remaining 20 debt investments were at variable rates, representing approximately $85.6 million and $105.0 million in principal debt, respectively. The variable rates are generally based upon the LIBOR or US prime rate.
To illustrate the potential impact of a change in the underlying interest rate on our net investment income, we have assumed a 1%, 2%, and 3% increase and 1%, 2%, and 3% decrease in the underlying reference rate, and no other change in our portfolio as of December 31, 2021. We have also assumed there are no outstanding floating rate borrowings by the Company. See the following table for the effect the rate changes would have on net investment income.
LIBOR Increase (Decrease)	Increase (decrease) of Net Investment Income (in thousands)(1)
3.00%	$2,056
2.00%	1,370
1.00%	685
(1.00)%	(9)
(2.00)%	(79)
(3.00)%	(118)
(1)
Several of our debt investments with variable rates contain a LIBOR floor. The actual increase (decrease) of Net Investment Income reflected in the table above takes into account such LIBOR floor to the extent applicable.

Although we believe that this analysis is indicative of our existing interest rate sensitivity at December 31, 2021, it does not adjust for changes in the credit quality, size and composition of our portfolio, and other business developments, including borrowing under a credit facility, that could affect the net increase (decrease) in net assets resulting from operations. Accordingly, no assurances can be given that actual results would not differ materially from the results under this hypothetical analysis.
We may in the future hedge against interest rate fluctuations by using standard hedging instruments such as futures, options and forward contracts. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in the benefits of lower interest rates with respect to the investments in our portfolio with fixed interest rates.

THE COMPANY
Overview
We are a Maryland corporation that was formed in April 2016. We operate as a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a BDC under the Investment Company Act. In addition, for tax purposes, we elected to be treated as a RIC under the Code, beginning with our tax year starting October 1, 2016.
We seek to generate current income and capital appreciation through debt and income-generating equity investments, including investments in specialty finance businesses.
To achieve our investment objective, we invest in secured and senior secured debt instruments of middle market companies, as well as income-generating equity investments in specialty finance companies, that we believe offer sufficient downside protection and have the potential to generate attractive returns. We generally define middle market companies as companies with enterprise values between $100 million and $2 billion.
We also make investments throughout other portions of a company’s capital structure, including subordinated debt, mezzanine debt, and equity or equity-linked securities. We source these transactions directly with issuers and in the secondary markets through relationships with industry professionals.
Our Portfolio at December 31, 2021
A list of the industries in which we have invested as of December 31, 2021 may be found in “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Set forth below is a brief description of each company representing greater than 5% of our assets at December 31, 2021.
Altus Midstream LP
Altus Midstream LP (“Altus Midstream”) owns gas gathering, processing, and transmission assets in the Permian Basin of West Texas, anchored by midstream service contracts. Additionally, Altus Midstream owns equity interests in several intrastate Permian Basin pipelines that have access to various points along the Texas Gulf Coast.
Lenders Funding, LLC
Lenders Funding, LLC (“Lenders Funding”) is a private funding and risk sharing source for factors and asset-based lenders. It purchases participations in their transactions on a non-recourse basis or provides working capital to them under a variety of flexible programs. Since its formation, Lenders Funding has worked with over 150 lenders and factors and have supplied several hundred million dollars in funding.
Prestige Capital Finance, LLC
Prestige is a commercial finance company specializing in providing spot factoring services, providing clients with an opportunity to sell individual accounts receivable for an upfront payment. Prestige serves clients across a wide range of industries with between $100 thousand and $10 million of accounts receivable. Prestige has been in business for over 30 years and factored over $6 billion in transactions during that time.
Research Now Group, Inc.
Research Now Group, Inc. (“Research Now”) is the largest first-party data and insight platform, serving nearly 6,000 market research, media and advertising agencies, publishers, consulting and investment firms and corporate customers. Research Now offers end-to-end solutions for research from survey preparation and delivery to data processing and analytics. Research Now conducts over 90 million surveys annually with from its 29 million active panelists.
Investment Manager and Administrator
GECM’s investment team has more than 100 years of experience in the aggregate financing and investing in leveraged middle-market companies. GECM’s investment committee includes Matt Kaplan, Adam M. Kleinman, Jason W. Reese and Peter A. Reed. GEG is the parent company of GECM. The address for GECM is 800 South Street, Suite 230, Waltham, MA 02453.

Investment Selection
GECM employs a team of investment professionals with experience in leveraged finance. The sector-focused research team performs fundamental research at both the industry and company level. Through in-depth industry coverage, GECM’s investment team seeks to develop a thorough understanding of the fundamental market, sector drivers, mergers and acquisition activity, security pricing and trading and new issue trends. GECM’s investment team believes that understanding industry trends is an important element of investment success.
We have recently expanded our investment allocation in specialty finance companies as well as in participation opportunities generated by both unrelated and related specialty finance companies. GECM believes investments in specialty finance companies along the “continuum of lending” provides attractive risk adjusted returns that are expected to be largely uncorrelated to the liquid credit markets. The “continuum of lending” as seen by GECM is the various stages of capital that are provided to under-banked small and medium sized businesses and includes inventory and purchase order financing, receivables factoring, asset-based and asset-backed lending, and equipment financing. GECM believes that ownership interests in multiple specialty finance companies will create a natural competitive advantage for each business and generate both revenue and cost synergies across companies. In December 2021, our wholly-owned subsidiary, GESF, was formed to hold specialty finance related investments, and Michael Keller, a seasoned professional with significant experience in specialty finance, was appointed President of Specialty Finance.
Idea Generation, Origination and Refinement
Idea generation and origination is maximized through long-standing and extensive relationships with industry contacts, brokers, commercial and investment bankers, as well as current and former clients, portfolio companies and investors. GECM’s investment team is expected to supplement these lead sources by also utilizing broader research efforts, such as attendance at prospective borrower industry conferences and an active calling effort to brokers and investment bankers. GECM’s investment team focuses their idea generation and origination efforts on middle-market companies. In screening potential investments, GECM’s investment team utilizes a value-oriented investment philosophy with analysis and research focused on the preservation of capital. GECM has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. GECM’s process requires focus on the terms of the applicable contracts and instruments. GECM’s criteria provide general guidelines for GECM’s investment committee’s decisions; however, not all of these criteria will be met by each prospective portfolio company in which they choose to invest.
Asset Based Investments. Investments in businesses based on the value of the collateral or the issuer’s assets. This type of investment focuses on expected realizable value of the issuer’s assets.
Enterprise Value Investments. Investments in businesses whose enterprise value represents the opportunity for principal to be repaid by refinancing or in connection with a merger or acquisition transaction. These investments focus on the going concern value of the enterprise.
Other Debt Investments. Investments in businesses which have the ability to pay interest and principal on outstanding debt out of expected free cash flow from their business. These investments focus on the sustainability and defensibility of cash flows from the business.
Due Diligence
GECM’s due diligence typically includes:
•
analysis of the credit documents by GECM’s investment team (including the members of the team with legal training and years of professional experience). GECM will engage outside counsel when necessary as well;

•	review of historical and prospective financial information;
•	research relating to the prospective portfolio company’s management, industry, markets, customers, products and services and competitors and customers;
•	verification of collateral or assets;
•	interviews with management, employees, customers and vendors of the prospective portfolio company; and
•	informal or formal background and reference checks.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the investment professionals leading the diligence process present the opportunity to GECM’s investment committee, which then determines whether to pursue the potential investment.
Approval of Investment Transactions
GECM’s procedures call for each new investment under consideration by the GECM analysts to be preliminarily reviewed at periodic meetings of GECM’s investment team. GECM’s investment team then prepares a summary of the investment, including a financial model and risk cases and a legal review checklist. GECM’s investment committee then will hold a formal review meeting, and following approval of a specific investment, authorization is given to GECM’s trader, including execution guidelines.
GECM’s investment analysts provide regular updates of the positions for which they are responsible to members of GECM’s investment committee.
GECM’s investment analysts and portfolio manager will jointly decide when to sell a position in consultation with members of the GECM investment committee. The sale decision will then be given to GECM’s trader, who will execute the trade.
Ongoing Relationship with Portfolio Companies
As a BDC, we offer, and sometimes provide upon request, significant managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of our portfolio companies and providing other organizational and financial guidance.
GECM’s investment team monitors our portfolio companies on an ongoing basis. They monitor the financial trends of each portfolio company and its respective industry to assess the appropriate course of action for each investment. GECM’s ongoing monitoring of a portfolio company will include both a qualitative and quantitative analysis of the company and its industry.
Valuation Procedures
We value our assets, an essential input in the determination of our NAV consistent with GAAP and as required by the Investment Company Act. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates” for an extended discussion of our methodology.
Staffing
We do not currently have any employees. Mr. Kaplan is our Chief Executive Officer and a Portfolio Manager for GECM, as well as a Managing Director of ICAM. Under the Administration Agreement, GECM provides the services of our Chief Financial Officer and Chief Compliance Officer.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM makes available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time.
Competition
We compete for investments with other BDCs and investment funds (including private equity funds, hedge funds, mutual funds, mezzanine funds and small business investment companies), as well as traditional financial services companies such as commercial banks, direct lending funds and other sources of funding. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, those entities have begun to invest in areas they have not traditionally invested in, including making investments in the types of portfolio companies we target. Many of these entities have greater financial and managerial resources than we do.
Formation Transactions and Merger
On June 23, 2016, we entered into an Agreement and Plan of Merger, with Full Circle, that provided for a stock-for-stock merger of Full Circle with and into GECC. The Merger was completed and we commenced operations on November 3, 2016. We refer to these transactions collectively as the “Formation Transactions.”

Exemptive Relief
We received exemptive relief from the SEC that will allow us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms and conditions of the SEC order granting such exemptive relief.
Investment Management Agreement
Management Services
GECM serves as our investment adviser and is registered as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us. Under the terms of the Investment Management Agreement, GECM:
•	determines the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;
•	identifies, evaluates and negotiates the structure of our investments (including performing due diligence on our prospective portfolio companies);
•	closes and monitors our investments; and
•	determines the securities and other assets that we purchase, retain or sell.
GECM’s services to us under the Investment Management Agreement are not exclusive, and GECM is free to furnish similar services to other entities.
Management and Incentive Fees
Under the Investment Management Agreement, GECM receives a fee from us, consisting of two components: (1) a base management fee and (2) an incentive fee.
The base management fee is calculated at an annual rate of 1.50% of our average adjusted gross assets, including assets purchased with borrowed funds. The base management fee is payable quarterly in arrears. The base management fee is calculated based on the average value of our gross assets, excluding cash and cash equivalents, at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the then current calendar quarter. Base management fees for any partial quarter are prorated.
The incentive fee consists of two components that are independent of each other, with the result that one component may be payable even if the other is not. One component of the incentive fee is the Income Incentive Fee and the other component is the Capital Gains Incentive Fee.
Income Incentive Fee
The Income Incentive Fee is calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the quarter. Pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees such as commitment, origination, diligence and consulting fees or other fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes any accretion of original issue discount, market discount, PIK interest, PIK dividends or other types of deferred or accrued income, including in connection with zero coupon securities, that we and our consolidated subsidiaries have recognized in accordance with GAAP, but have not yet received in cash (collectively, “Accrued Unpaid Income”).
Pre-incentive fee net investment income does not include any realized capital gains or unrealized capital appreciation or depreciation. Because of the structure of the Income Incentive Fee, it is possible that we may pay an Income Incentive Fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the hurdle rate (as defined below) for a quarter, we will pay the applicable Income Incentive Fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses.

Pre-incentive fee net investment income, expressed as a rate of return on the value of our net assets (defined in accordance with GAAP) at the end of the immediately preceding calendar quarter, is compared to a fixed “hurdle rate” of 1.75% per quarter (7.00% annualized). If market interest rates rise, we may be able to invest in debt instruments that provide for a higher return, which would increase our pre-incentive fee net investment income and make it easier for GECM to surpass the fixed hurdle rate and receive an Income Incentive Fee based on such net investment income.
We pay the Income Incentive Fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:
•	no Income Incentive Fee in any calendar quarter in which the pre-incentive fee net investment income does not exceed the hurdle rate;
•
100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate, but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our pre-incentive fee net investment income as the “catch up” provision. The “catch up” is meant to provide GECM with 20% of the pre-incentive fee net investment income as if a hurdle rate did not apply if our net investment income exceeds 2.1875% in any calendar quarter; and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).
The following is a graphical representation of the calculation of the income related portion of the incentive fee:

These calculations are adjusted for any share issuances or repurchases during the quarter and will be appropriately prorated for any period of less than three months. The Accrued Unpaid Income Incentive Fees will be deferred, on a security by security basis, and will become payable only if, as, when and to the extent cash is received by us or our consolidated subsidiaries in respect thereof. Any Accrued Unpaid Income that is subsequently reversed in connection with a write-down, write-off, impairment or similar treatment of the investment giving rise to such Accrued Unpaid Income will, in the applicable period of reversal, (1) reduce pre-incentive fee net investment income and (2) reduce the amount of Accrued Unpaid Income deferred pursuant to the terms of the Investment Management Agreement. Subsequent payments of Income Incentive Fees deferred pursuant to this paragraph do not reduce the amounts payable for any quarter pursuant to the other terms of the Investment Management Agreement.
We will defer cash payment of any Income Incentive Fee otherwise payable to the investment adviser in any quarter (excluding Accrued Unpaid Income Incentive Fees with respect to such quarter) that exceeds (1) 20% of the Cumulative Pre-Incentive Fee Net Return (as defined below) during the Trailing Twelve Quarters less (2) the aggregate incentive fees that were previously paid to the investment adviser during such Trailing Twelve Quarters (excluding Accrued Unpaid Income Incentive Fees during such Trailing Twelve Quarters and not subsequently paid). “Cumulative Pre-Incentive Fee Net Return” during the relevant Trailing Twelve Quarters means the sum of (a) pre-incentive fee net investment income in respect of such Trailing Twelve Quarters less (b) net realized capital losses and net unrealized capital depreciation, if any, in each case calculated in accordance with GAAP, in respect of such Trailing Twelve Quarters.
Capital Gains Incentive Fee
The Capital Gains Incentive Fee is determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Management Agreement, as of the termination date), commencing with the partial calendar year ended December 31, 2016, and is calculated at the end of each applicable year by subtracting (a) the sum of our and our consolidated subsidiaries’ cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) our and our consolidated subsidiaries’ cumulative aggregate realized capital gains, in each case calculated from November 4, 2016. If such amount is positive at the end of such year, then the Capital Gains Incentive Fee for such year is equal to 20% of such amount, less the aggregate amount of Capital Gains Incentive Fees paid in all prior years. If such amount is negative, then there is no Capital Gains Incentive Fee for such year.
The cumulative aggregate realized capital gains are calculated as the sum of the differences, if positive, between (a) the net sales price of each investment in our portfolio when sold and (b) the accreted or amortized cost basis of such investment. The cumulative aggregate realized capital losses are calculated as the sum of the amounts by which (a) the net sales price of each investment in our portfolio when sold is less than (b) the accreted or amortized cost basis of such investment. The aggregate unrealized capital depreciation is calculated as the sum of the differences, if negative, between (a) the fair value of each investment in our portfolio as of the applicable Capital Gains Incentive Fee calculation date and (b) the accreted or amortized cost basis of such investment.
Examples of Quarterly Incentive Fee Calculations
The following hypothetical calculations illustrate the calculation of the Income Incentive Fees under the Investment Management Agreement. Amounts shown are a percentage of total net assets.
	Assumption 1	Assumption 2	Assumption 3
Investment income(1)	5.59%	6.74%	7.59%
Hurdle rate (7% annualized)	1.75%	1.75%	1.75%
“Catch up” provision (8.75% annualized)	2.19%	2.19%	2.19%
Pre-incentive fee net investment income(2)	1.00%	2.15%	3.00%
Incentive fee	— %(3)	0.40%(4)	0.60%(5)
(1)	Investment income includes interest income, dividends and other fee income.
(2)
Pre-incentive fee net investment income is net of management fees and other expenses and excludes organizational and offering expenses. In these examples, management fees are 0.38% (1.50% annualized) of net assets and other expenses are assumed to be 4.21% of net assets.

(3)	The pre-incentive fee net investment income is below the hurdle rate and thus no incentive fee is earned.
(4)
The pre-incentive fee net investment income ratio of 2.15% is between the hurdle rate and the top of the “catch up” provision thus the corresponding incentive fee is calculated as 100% x (2.15%—1.75%).

(5)
The pre-incentive fee net investment income ratio of 3.00% is greater than both the hurdle rate and the “catch up” provision thus the corresponding incentive fee is calculated as (i) 100% x (2.1875%—1.75%) or 0.4375% (the “catch up”); plus (ii) 20% x (3.00%—2.1875%).

The following hypothetical calculations illustrate the calculation of the Capital Gains Incentive Fee under the Investment Management Agreement.
	In millions
	Assumption 1	Assumption 2
Year 1
Investment in Company A	$20.0	$20.0
Investment in Company B	30.0	30.0
Investment in Company C	—	25.0
Year 2
Proceeds from sale of investment in Company A	50.0	50.0
Fair market value (FMV) of investment in Company B	32.0	25.0
FMV of investment in Company C	—	25.0
Year 3
Proceeds from sale of investment in Company C	—	30.0
FMV of investment in Company B	25.0	24.0
Year 4
Proceeds from sale of investment in Company B	31.0	—
FMV of investment in Company B	—	35.0
Year 5
Proceeds from sale of investment in Company B	—	20.0

	In millions
	Assumption 1	Assumption 2
Capital Gains Incentive Fee:
Year 1	—(1)	—(1)
Year 2	6.0(2)	5.0(6)
Year 3	—(3)	0.8(7)
Year 4	0.2(4)	1.2(8)
Year 5	—(5)	—(9)
(1)	There is no Capital Gains Incentive Fee in Year 1 as there have been no realized capital gains
(2)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as $30.0 million x 20%.

(3)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million—$5.0 million) x 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(4)
Aggregate realized capital gains are $31.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $31.0 million x 20% less $6.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(5)	There is no Capital Gains Incentive Fee in Year 5 as there are no aggregate realized capital gains for which Capital Gains Incentive Fee has not already been paid in prior years.
(6)
Aggregate realized capital gains are $30.0 million. There are no aggregate realized capital losses and there is $5.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($30.0 million—$5.0 million) x 20%. There have been no Capital Gains Incentive Fees paid in prior years.

(7)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses and there is $6.0 million in aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million—$6.0 million) x 20% less $5.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

(8)
Aggregate realized capital gains are $35.0 million. There are no aggregate realized capital losses or aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) $35.0 million x 20% less $5.8 million (aggregate Capital Gains Incentive Fee paid in prior years).

(9)
Aggregate realized capital gains are $35.0 million. Aggregate realized capital losses are $10.0 million. There is no aggregate unrealized capital depreciation. Capital Gains Incentive Fee is calculated as the greater of (i) zero and (ii) ($35.0 million—$10.0 million) x 20% less $7.0 million (aggregate Capital Gains Incentive Fee paid in prior years).

As illustrated in Year 3 of Assumption 1 above, if GECC were to be wound up on a date other than December 31 of any year, we may have paid aggregate Capital Gains Incentive Fees that are more than the amount of such fees that would be payable if GECC had been wound up on December 31 of such year.
For the year ended December 31, 2021, we incurred $3.2 million in base management fees and $(4.3) million in income based fees accrued during the period. The incentive fees are currently expected to be deferred in accordance with the Investment Management Agreement. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2021.
For the year ended December 31, 2020, we incurred $2.5 million in base management fees and $1.0 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no Capital Gains Incentive Fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2020.
For the year ended December 31, 2019, we incurred $3.0 million in base management fees and $2.7 million in income based fees accrued during the period. The incentive fees were deferred in accordance with the Investment Management Agreement. There were no capital gains incentive fees earned by GECM as calculated under the Investment Management Agreement for the year ended December 31, 2019.
Payment of Expenses
The services of all investment professionals and staff of GECM, when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, are provided and paid for by GECM. We bear all other costs and expenses of our operations and transactions, including (without limitation):
•	our organizational expenses;

•
fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to our investments, including, among others, professional fees (including the fees and expenses of counsel, consultants and experts) and fees and expenses relating to, or associated with, evaluating, monitoring, researching and performing due diligence on investments and prospective investments (including payments to third party vendors for financial information services);

•
out-of-pocket fees and expenses, including reasonable travel expenses, actually incurred by GECM or payable to third parties related to the provision of managerial assistance to our portfolio companies that we agree to provide such services to under the Investment Company Act (exclusive of the compensation of any investment professionals of GECM);

•	interest or other costs associated with debt, if any, incurred to finance our business;
•	fees and expenses incurred in connection with our membership in investment company organizations;
•	brokers’ commissions;
•	investment advisory and management fees;
•	fees and expenses associated with calculating our NAV (including the costs and expenses of any independent valuation firm);
•	fees and expenses relating to offerings of our common stock and other securities;
•	legal, auditing or accounting expenses;
•	federal, state and local taxes and other governmental fees;
•
the fees and expenses of GECM, in its role as the administrator, and any sub-administrator, our transfer agent or sub-transfer agent, and any other amounts payable under the Administration Agreement, or any similar administration agreement or sub-administration agreement to which we may become a party;

•	the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of our securities;
•	the expenses of and fees for registering or qualifying our common stock for sale and of maintaining our registration and registering us as a broker or a dealer;
•	the fees and expenses of our directors who are not interested persons (as defined in the Investment Company Act);
•	the cost of preparing and distributing reports, proxy statements and notices to stockholders, the SEC and other governmental or regulatory authorities;
•	costs of holding stockholders’ meetings;
•	listing fees;
•
the fees or disbursements of custodians of our assets, including expenses incurred in the performance of any obligations enumerated by our bylaws or amended and restated articles of incorporation insofar as they govern agreements with any such custodian;

•	our allocable portion of the fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums;
•
our allocable portion of the costs associated with maintaining any computer software, hardware or information technology services (including information systems, Bloomberg or similar terminals, cyber security and related consultants and email retention) that are used by us or by GECM or its respective affiliates on our behalf (which allocable portion shall exclude any such costs related to investment professionals of GECM providing services to us);

•
direct costs and expenses incurred by us or GECM in connection with the performance of administrative services on our behalf, including printing, mailing, long distance telephone, cellular phone and data service, copying, secretarial and other staff, independent auditors and outside legal costs;

•
all other expenses incurred by us or GECM in connection with administering our business (including payments under the Administration Agreement based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs (including reasonable travel expenses); and

•
costs incurred by us in connection with any claim, litigation, arbitration, mediation, government investigation or dispute in connection with our business and the amount of any judgment or settlement paid in connection therewith, or the enforcement of our rights against any person and indemnification or contribution expenses payable by us to any person and other extraordinary expenses not incurred in the ordinary course of our business.

Duration and Termination
Our Board initially approved the Investment Management Agreement on August 8, 2016 and most recently approved the Investment Management Agreement on July 29, 2021. The Investment Management Agreement renews for successive annual periods subject to annual approval by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not “interested persons.” The Investment Management Agreement will automatically terminate if it is assigned. The Investment Management Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other. The Investment Management Agreement is currently in effect.
Conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to stockholders for approval under the Investment Company Act and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the Investment Management Agreement.
Indemnification
We agreed to indemnify GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person affiliated with it, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as our investment adviser.
Organization of the Investment Adviser
GECM is a Delaware corporation and is registered as an investment adviser under the Advisers Act. GECM’s principal executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453.
Board Approval of the Investment Management Agreement
On July 29, 2021, our Board approved the renewal of the Investment Management Agreement through September 26, 2022. In its consideration of the Investment Management Agreement, our Board focused on information it had received relating to, among other things:
•	the nature, quality and extent of the advisory and other services to be provided to us by GECM;
•	the investment performance of us and GECM;
•
the extent to which economies of scale would be realized as we grow, and whether the fees payable under the Investment Management Agreement reflect these economies of scale for the benefit of our stockholders;

•	comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;
•	our projected operating expenses and expense ratio compared to BDCs with similar investment objectives;

•	existing and potential sources of indirect income to GECM from its relationship with us and the profitability of those income sources;
•	information about the services to be performed and the personnel performing such services under the Investment Management Agreement;
•	the organizational capability and financial condition of GECM and its affiliates; and
•	the possibility of obtaining similar services from other third party service providers or through an internally managed structure.
In reaching a decision to approve the Investment Management Agreement, our Board gave weight to each of the factors described above, but did not identify any one particular factor as controlling its decision. Our Board concluded that the fees set forth in the Investment Management Agreement were reasonable in relation to the services to be provided and that the Investment Management Agreement, including the fees and other amounts payable by us thereunder, is in the best interest of us and our stockholders.
Regulation as a Business Development Company
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the Investment Company Act. A majority of the outstanding voting securities of a company is defined under the Investment Company Act as the lesser of:
•	67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy; or
•	more than 50% of the outstanding voting securities of such company.
A majority of our directors must be persons who are not interested persons, as that term is defined in the Investment Company Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are required to meet a coverage ratio of the value of total assets to total senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 150%. We may also be prohibited under the Investment Company Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, prior approval by the SEC.
For example, we may sell shares of our common stock at a price below the then current NAV of our common stock if our Board determines that such sale is in our and our stockholders’ best interests, and our stockholders approve our policy and practice of making such sales. In any such case, under such circumstances, the price at which shares of our common stock are sold may be the fair value of such shares of common stock. We may be examined by the SEC for compliance with the Investment Company Act.
We are generally unable to sell shares of our common stock at a price below NAV per share. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage. We may, however, sell shares of our common stock at a price below NAV per share:
•	in connection with a rights offering to our existing stockholders;
•	with the consent of the majority of our common stockholders; or
•	under such other circumstances as the SEC may permit.
We may not acquire any assets other than “qualifying assets” unless, at the time we make such acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The principal categories of qualifying assets relevant to our business are:
•	securities purchased in transactions not involving any public offering, the issuer of which is an eligible portfolio company;

•	securities received in exchange for or distributed with respect to securities described in the bullet above or pursuant to the exercise of options, warrants or rights relating to such securities; and
•	cash, cash items, government securities or high quality debt securities (within the meaning of the Investment Company Act), maturing in one year or less from the time of investment.
An eligible portfolio company is generally a domestic company that is not an investment company (other than a small business investment company wholly owned by a BDC) and that:
•	does not have a class of securities with respect to which a broker may extend margin credit at the time the acquisition is made;
•	is controlled by the BDC and has an affiliate of the BDC on its board of directors;
•	does not have any class of securities listed on a national securities exchange;
•	is a public company that lists its securities on a national securities exchange with a market capitalization of less than $250.0 million; or
•	meets such other criteria as may be established by the SEC.
Control, as defined by the Investment Company Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company.
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in eligible portfolio companies, or in other securities that are consistent with its purpose as a BDC.
To include certain securities described above as qualifying assets for the purpose of the 70% test, a BDC must offer to the issuer of those securities managerial assistance such as providing guidance and counsel concerning the management, operations, or business objectives and policies of a portfolio company. We offer to provide managerial assistance to our portfolio companies.
Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which are referred to, collectively, as temporary investments, so that 70% of our assets, as applicable, are qualifying assets. We make purchases that are consistent with our purpose of making investments in securities described in paragraphs 1 through 3 of Section 55(a) of the Investment Company Act. We will invest in U.S. Treasury bills or in repurchase agreements that are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit.
We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock, if our asset coverage, as defined in the Investment Company Act, is at least equal to 150% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of our common stock unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary or emergency purposes without regard to asset coverage.
Code of Ethics
We and GECM have each adopted a code of ethics, which applies to the management at each company, respectively, pursuant to Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our or GECM’s personnel, respectively. Each code of ethics is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the respective codes of ethics, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to GECM. The Proxy Voting Policies and Procedures of GECM are set forth below. The guidelines are reviewed periodically by GECM and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to GECM.
Introduction
As an investment adviser registered under the Advisers Act, GECM has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, GECM recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.
These policies and procedures for voting proxies for GECM’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
GECM votes proxies relating to our portfolio securities in what it perceives to be the best interest of its clients. GECM reviews on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by its clients. Although GECM generally votes against proposals that may have a negative impact on its clients’ portfolio securities, GECM may vote for such a proposal if there exists compelling long-term reasons to do so.
GECM proxy voting decisions are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that our vote is not the product of a conflict of interest, GECM requires that: (i) anyone involved in the decision-making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (ii) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how GECM voted proxies during the twelve-month period ended December 31, 2021 without charge, upon request, by making a written request for proxy voting information to: Chief Compliance Officer, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453, or by calling (617) 375-3006, and on the SEC’s website at http://www.sec.gov.
Certain U.S. Federal Income Tax Matters
We currently qualify as a RIC under the Code. To continue to qualify as a RIC, we must, among other things, (a) derive in each taxable year at least 90% of our gross income from dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income (including but not limited to gain from options, futures and forward contracts) derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (a “QPTP”); and (b) diversify our holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the market value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer (subject to the exception described below), and (ii) not more than 25% of the market value of our total assets is invested in the securities (other than U.S. Government securities and the securities of other regulated investment companies) (A) of any issuer, (B) of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or (C) of one or more QPTPs. We may generate certain income that might not qualify as good income for purposes of the 90% annual gross income requirement described above. We will monitor our transactions to endeavor to prevent our disqualification as a RIC.

If we fail to satisfy the 90% annual gross income requirement or the asset diversification requirements discussed above in any taxable year, we may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the asset diversification requirements where we correct the failure within a specified period. If the applicable relief provisions are not available or cannot be met, all of our income would be subject to corporate-level U.S. federal income tax as described below. We cannot provide assurance that we would qualify for any such relief should we fail the 90% annual gross income requirement or the asset diversification requirements discussed above.
As a RIC, in any taxable year with respect to which we timely distribute at least 90% of the sum of:
•
our investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income (other than any net capital gain), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid; and

•	net tax exempt interest income (which is the excess of our gross tax exempt interest income over certain disallowed deductions) (the “Annual Distribution Requirement”).
We (but not our stockholders) generally will not be subject to U.S. federal income tax on investment company taxable income and net capital gain (generally, net long-term capital gain in excess of short-term capital loss) that we distribute to our stockholders. We intend to distribute annually all or substantially all of such income on a timely basis.
To the extent that we retain our net capital gains for investment or any investment company taxable income, we will be subject to U.S. federal income tax at the regular corporate income tax rates. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated federal corporate income tax, including the federal excise tax described below.
Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% U.S. federal excise tax payable by us. To avoid this tax, we must distribute (or be deemed to have distributed) during each calendar year an amount equal to the sum of:
•	at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;
•
at least 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•	certain undistributed amounts from previous years on which we paid no U.S. federal income tax (the “Excise Tax Avoidance Requirement”).
While we intend to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, sufficient amounts of our taxable income and capital gains may not be distributed to avoid entirely the imposition of the tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
If, in any particular taxable year, we do not satisfy the Annual Distribution Requirement or otherwise were to fail to qualify as a RIC (for example, because we fail the 90% annual gross income requirement described above), and relief is not available as discussed above, all of our taxable income (including our net capital gains) will be subject to tax at regular corporate rates without any deduction for distributions to stockholders, and distributions generally will be taxable to the stockholders as ordinary dividends to the extent of our current and accumulated earnings and profits.
We may decide to be taxed as a regular corporation even if we would otherwise qualify as a RIC if we determine that treatment as a corporation for a particular year would be in our best interests.
If we realize a net capital loss, the excess of our net short-term capital loss over our net long-term capital gain is treated as a short-term capital loss arising on the first day of our next taxable year and the excess of our net long-term capital loss over our net short-term capital gain is treated as a long-term capital loss arising on the first day of our next taxable year. If future capital gain is offset by carried forward capital losses, such future capital gain is not subject to fund-level U.S. federal income tax, regardless of whether they are distributed to stockholders. Accordingly, we do not expect to distribute any such offsetting capital gain. A RIC cannot carry back or carry forward any net operating losses.
Our Investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things:
•	disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction;
•	convert lower taxed long-term capital gain and qualified dividend income into higher taxed, short-term capital gain or ordinary income;
•	convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited);
•	cause us to recognize income or gain without a corresponding receipt of cash;
•	adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur;
•	adversely alter the characterization of certain complex financial transactions; and
•	produce income that will not qualify as “good income” for purposes of the 90% annual gross income requirement described above.
We will monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities (even if it is not advantageous to dispose of such securities) to mitigate the effect of these rules and prevent disqualification of us as a RIC.
Investments we make in securities issued at a discount or providing for deferred interest or PIK interest are subject to special tax rules that will affect the amount, timing and character of distributions to stockholders. For example, with respect to securities issued at a discount, we will generally be required to accrue daily as income a portion of the discount and to distribute such income on a timely basis each year to maintain our qualification as a RIC and to avoid U.S. federal income and excise taxes. Since in certain circumstances we may recognize income before or without receiving cash representing such income, we may have difficulty making distributions in the amounts necessary to satisfy the requirements for maintaining RIC status and for avoiding U.S. federal income and excise taxes. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify as a RIC and thereby be subject to corporate-level income tax.
Furthermore, a portfolio company in which we invest may face financial difficulty that requires us to work out, modify or otherwise restructure our investment in the portfolio company. Any such restructuring may result in unusable capital losses and future non-cash income. Any such restructuring may also result in our recognition of a substantial amount of non-qualifying income for purposes of the 90% gross income requirement or our receiving assets that would not count toward the asset diversification requirements.
Gain or loss recognized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.
If we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. Stockholders will generally not be entitled to claim a U.S. foreign tax credit or deduction with respect to foreign taxes paid by us.
If we acquire shares in a “passive foreign investment company” (a “PFIC”), we may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by us to our stockholders. Additional charges in the nature of interest may be imposed on us in respect of deferred taxes arising from such distributions or gains. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Our ability to make either election will depend on factors beyond our control. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% excise tax.
If we hold more than 10% of the shares (by vote or value) in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), we may be required to include in our gross income our pro rata share of such CFC’s “subpart F income” and “global intangible low-taxed income,” whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Stockholders. A U.S. Stockholder, for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares or 10% or more of the value of a corporation. If we are treated as receiving a deemed distribution from a CFC, we will be required to include such distribution in our investment company taxable income regardless of whether we receive any actual distributions from such CFC, and we must distribute such income to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement.
Although the Code generally provides that income inclusions from QEFs and deemed distributions of subpart F income and global intangible low-taxed income from CFCs will be “good income” for purposes of the 90% gross income requirement to the extent such income is distributed to a RIC in the year it is included in the RIC’s income, the Code does not specifically provide whether income inclusions from a QEF or deemed distributions from a CFC during the RIC’s taxable year with respect to which no distribution is received would be “good income” for the 90% gross income requirement. The Department of the Treasury, however, has issued regulations that treat such income as being “good income” for purposes of the 90% gross income requirement, provided the income is derived with respect to a corporation’s business of investing in stock, securities or currencies.
Our functional currency is the U.S. dollar for U.S. federal income tax purposes. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.
If we borrow money, we may be prevented by loan covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from meeting the Annual Distribution Requirement, and may, therefore, jeopardize our qualification for taxation as a RIC, or subject us to the 4% excise tax.
Even if we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements, under the Investment Company Act, we are not permitted to make distributions to our stockholders while our debt obligations and senior securities are outstanding unless certain “asset coverage” tests are met. This may also jeopardize our qualification for taxation as a RIC or subject us to the 4% excise tax.
Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and (2) other requirements relating to our status as a RIC, including the asset diversification requirements. If we dispose of assets to meet the Annual Distribution Requirement, the asset diversification requirements, or the 4% excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
Some of the income that we might otherwise earn, such as lease income, management fees, or income recognized in a work-out or restructuring of a portfolio investment, may not satisfy the 90% gross income requirement. To manage the risk that such income might disqualify us as a RIC for a failure to satisfy the 90% gross income requirement, one or more of our subsidiaries treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such corporations will be required to pay U.S. corporate income tax on their earnings, which ultimately will reduce the yield to our stockholders on such income and fees.
Failure to Qualify as a RIC
If we were unable to qualify for treatment as a RIC, and relief is not available as discussed above, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders nor would we be required to make distributions for tax purposes. Distributions would generally be taxable to our stockholders as ordinary dividend income eligible for reduced maximum rates for non-corporate stockholders to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate U.S. stockholders would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. If we were to fail to meet the RIC requirements for more than two consecutive years and then to seek to requalify as a RIC, we would be required to recognize gain to the extent of any unrealized appreciation in our assets unless we made a special election to pay corporate level tax on any such unrealized appreciation recognized during the succeeding five-year period.
Administration Agreement
Our Board approved the Administration Agreement on August 8, 2016. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as the administrator. Under the Administration Agreement, GECM will, from time to time, provide, or otherwise arrange for the provision of, other services GECM determines to be necessary or useful to perform its obligations under the Administration Agreement, including retaining the services of financial, compliance, accounting and administrative personnel that perform services on our behalf, including personnel to serve as our Chief Financial Officer and Chief Compliance Officer. Under the Administration Agreement, GECM also performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, GECM assists us in determining and publishing our NAV, oversees the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversees the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments made by us to GECM under the Administration Agreement are equal to an amount based upon our allocable portion of GECM’s overhead in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our officers (including our Chief Compliance Officer, Chief Financial Officer and their respective staffs). The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party.
We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement.
The Administration Agreement provides that, to the fullest extent permitted by law, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM, its stockholders and their respective officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from or otherwise based upon the rendering of GECM’s services under the Administration Agreement or otherwise as our administrator.
Great Elm License Agreement
We have a license agreement with GEG pursuant to which GEG grants us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the Great Elm Capital Corp. name and the logo for so long as GECM, or an affiliate thereof, remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Great Elm Capital Corp.” name. The license agreement may be terminated by either party without penalty upon 60 days’ written notice to the other.

Brokerage Allocation and Other Practices
Since we acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in do not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, GECM is primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. GECM does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities.
The aggregate amount of brokerage commissions paid by us during the three most recent fiscal years is approximately $194,326. Such commissions include approximately $108,944 in brokerage commissions paid to Imperial Capital, LLC, an affiliated person of ICAM, beginning when ICAM became an affiliated person of the Company during the quarter ended December 31, 2020 through the end of the most recent fiscal year. Brokerage commissions paid to Imperial Capital, LLC represent 98.41% of our aggregate brokerage commissions during the most recent fiscal year and the dollar amount of transactions on which such brokerage commissions were paid represents 97.28% of the aggregate dollar amount of transactions involving the payment of commissions during such fiscal year.
Properties
Our executive offices are located at 800 South Street, Suite 230, Waltham, MA 02453, and are provided by GECM in accordance with the terms of the Administration Agreement.
Legal Proceedings
From time to time, we, our Investment Adviser or Administrator may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies.
We are named as a defendant in a lawsuit filed on March 5, 2016, and captioned Intrepid Investments, LLC v. London Bay Capital, which is pending in the Delaware Court of Chancery. The plaintiff immediately agreed to stay the action in light of an ongoing mediation among parties other than us. This lawsuit was brought by a member of Speedwell Holdings (formerly known as The Selling Source, LLC), one of our portfolio investments, against various members of and lenders to Speedwell Holdings. The plaintiff asserts claims of aiding and abetting, breaches of fiduciary duty, and tortious interference against us. In June 2018, Intrepid Investments, LLC (“Intrepid”) sent notice to the court and defendants effectively lifting the stay and triggering defendants’ obligation to respond to the Intrepid complaint. In September 2018, we joined the other defendants in a motion to dismiss on various grounds. In February 2019, Intrepid filed a second amended complaint to which defendants filed a renewed motion to dismiss in March 2019. We intend to defend the matter as necessary.
In July 2016, Full Circle filed suit in the District Court of Caldwell County, Texas against, among others, Willis Pumphrey for breach of a guaranty agreement arising from a loan transaction with Full Circle. Dr. Pumphrey, a personal guarantor of the loan made by Full Circle, our predecessor in interest, brought counterclaims in (i) the District Court of Caldwell County, Texas and (ii) the District Court of Harris County, Texas (the “District Court”) against, among others, Justin Bonner, an employee of GECM, in each case, alleging breach of a confidentiality agreement and tortious interference with Dr. Pumphrey’s attempted sale of a business in which he owned an interest. In August 2017, Dr. Pumphrey voluntarily withdrew his complaint against Mr. Bonner and Full Circle in the District Court of Harris County, Texas. In November 2017, Dr. Pumphrey voluntarily withdrew his complaint without prejudice against Full Circle in the District Court of Caldwell County, Texas. On November 29, 2017, Dr. Pumphrey refiled his claims in the District Court of Harris County, Texas naming Full Circle, MAST Capital, GECC and GECM as defendants. Dr. Pumphrey is seeking between $2 million and $6 million in damages. GECC believes Dr. Pumphrey’s claims to be frivolous and intends to vigorously defend them. Furthermore, we continue to pursue our initial claims against Dr. Pumphrey in the District Court of Caldwell County, Texas. In September 2019, we received a judgment in our favor from the District Court of Caldwell County, Texas. On June 4, 2020, Dr. Pumphrey, filed a Chapter 11 Bankruptcy Petition in the United States Bankruptcy Court for the Southern District of Texas. We are pursuing claims against Dr. Pumphrey in the Chapter 11 proceeding.

Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

MANAGEMENT
Board of Directors
Our Board is divided into three classes. Directors are elected for staggered terms, with the term of office of only one of these three classes of directors expiring at each annual meeting of stockholders. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies. Our directors have been divided into two groups—interested directors and independent directors. An interested director is an “interested person” as defined in Section 2(a)(19) of the Investment Company Act.
The address for each of our directors is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past 5 Years
Matthew A. Drapkin (49)(1)	Chairman of the Board of Directors	Until 2024 (since 2022)	Chief Executive Officer—Northern Right Capital Management, LP (“Northern Right”)	4(2)	Northern Right GEG PRGX Intevac
Erik A. Falk (52)(3)	Director	Until 2024 (since 2021)	Head of Strategy—Magnetar Capital	N/A	Corporate Capital Trust Corporate Capital Trust II
Mark Kuperschmid (59)	Director	Until 2023 (since inception)	Managing Member—Benmark Investments LLC Co-Head of Technology Investment Banking – Bank of America Securities	N/A	None.
Richard M. Cohen (71)	Director	Until 2023 (since 2022)	President—Richard M. Cohen Consultants	N/A	Smart For Life Direct Digital Holdings Ondas Network
(1)	Mr. Drapkin is an interested person of the Company due to his and Northern Right’s ownership of the Company’s common stock and GEG’s Senior Convertible PIK Notes due 2030 (“GEG PIK Notes”).
(2)
Mr. Drapkin is also the managing member of the general partner of BC Advisors, LLC, the General Partner of Northern Right. Northern Right is the general partner of Northern Right Capital (QP), LP and NRC Partners I, LP. Therefore, Northern Right has control of both entities. Northern Right also has investment management agreements with two separately managed accounts giving Northern Right the power to vote, acquire or dispose of securities.

(3)	Mr. Falk is an interested person of the Company due to his ownership of GEG PIK Notes.
Matthew A. Drapkin is Chief Executive Officer & Portfolio Manager of Northern Right Capital, a value-oriented, alternative asset manager focused on constructive activist investing in small cap, public companies. Mr. Drapkin currently serves as Executive Chairman of Boardroom Alpha, Inc., an analytics company. Mr. Drapkin previously served on the board of directors of Intevac, a publicly-traded provider of equipment solutions to the hard- disk drive industry and high-sensitivity imaging products, primarily for the defense market, as Chairman of the Board of Ruby Tuesday, a restaurant operator, Lead Independent Director of Hot Topic, a specialty retailer, and a director of Xura (formerly known as Comverse), a provider of telecommunications businesses solutions, Glu Mobile, a mobile gaming company, Plato Learning, a provider of curriculum management, and Alloy, a diversified media company. Before joining Northern Right Capital in December 2009, Mr. Drapkin had extensive investment experience, including his work as Head of Research, Special Situations, and Private Equity at ENSO Capital, a New York-based hedge fund, and Senior VP of Corporate Development at MacAndrews & Forbes, where he participated in more than $3 billion of transactions, including Scientific Games, Deluxe Entertainment Services, AM General, and Scantron. Prior to MacAndrews & Forbes, Mr. Drapkin served as General Manager of two of Condé Nast publications’ wholly-owned Internet sites, Epicurious.com and Concierge.com, and headed Conde Nast’s Internet venture investment effort. Mr. Drapkin began his career as an investment banker at Goldman, Sachs and Co where he advised companies on corporate finance and M&A matters. He holds a J.D. from Columbia Law School, an M.B.A. from Columbia Business School, and a B.A. in American History from Princeton University.
Erik A. Falk currently serves as Head of Strategy at Magnetar, an alternative asset manager with about $13 billion in AUM as of January 2021. His primary focus is developing and implementing strategic initiatives within the firm’s Alternative Credit and Fixed Income business. Before joining Magnetar in early 2017, Mr. Falk oversaw the private funds at Kohlberg Kravis Roberts & Co. (“KKR”) as Global Head of Private Credit, and served on the firm’s Private Credit Investment Committee, its Leveraged Credit Investment Committee and its Portfolio Management Committee. Mr. Falk has served on the boards of the Loan Syndications and Trading Association (LSTA), Corporate Capital Trust and Corporate Capital Trust II − Business development companies sub-advised by KKR – and various companies on behalf of Deutsche Bank. Mr. Falk is an “interested person” of GECC as defined in the Investment Company Act due to his ownership of GEG PIK Notes.
Mark Kuperschmid is our Lead Independent Director. Mr. Kuperschmid has served as managing member of Benmark Investments LLC since May 2006 and has been a private investor/advisor across a variety of industries, and has served in operating roles or provided strategic consulting services with respect to several investments. He previously served as Co-Head of Technology Investment Banking for Banc of America Securities and ran Trammell Crow Company’s Northern California commercial real estate operation. He began his career as a financial analyst with Morgan Stanley in New York.
Richard Cohen has been the President of Richard M Cohen Consultants since 1996, a company providing financial consulting services to both public and private companies. He has served as a Director of Ondas Holdings (NASDAQ: ONDS) since 2018, Direct Digital (NASDAQ: DRCT) since November 2021 and Smart For Life, Inc. ( NASDAQ: SMFL ) since February 2022. From March 2012 to July 2015, he was the Founder and Managing Partner of Chord Advisors, a firm providing outsourced CFO services to both public and private companies. From May 2012 to August 2013, he was the Interim CEO and member of the Board of Directors of CorMedix Inc. (NYSE: CRMD). From July 2008 to August 2012, Mr. Cohen was a member of the Audit Committee of Rodman and Renshaw, an investment banking firm. From July 2001 to August 2012, he was a partner with Novation Capital until its sale to a private equity firm. Mr. Cohen holds a BS with honors from the University of Pennsylvania (Wharton), an MBA from Stanford University and a CPA from New York State (inactive).
Executive Officers
The address for each executive officer is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Name, Address and Age	Position(s) Held with GECC	Term of Office (Length of Time Served)	Principal Occupation(s) During Past 5 Years
Matt Kaplan (35)	Chief Executive Officer and President	Since March 2022	Chief Executive Officer and President—GECC Portfolio Manager—GECM Managing Director—ICAM Analyst—Citadel LLC
Keri A. Davis (38)	Chief Financial Officer and Treasurer	Since March 2019	SEC Reporting Manager—GECM Senior Manager—PricewaterhouseCoopers LLP (“PwC”)
Adam M. Kleinman (46)	Chief Compliance Officer and Secretary	Since October 2017	Chief Operating Officer, Chief Compliance Officer and General Counsel—GECM President and Chief Operating Officer—GEG Partner, Chief Operating Officer and General Counsel—MAST Capital
Mr. Kaplan has been our Chief Executive Officer and President since March 2022. Mr. Kaplan has served as a Portfolio Manager for GECM, since October 2020, as well as a Managing Director of ICAM focused on investment opportunities across the capital structure. Mr. Kaplan joined ICAM in 2020 after spending four years at Citadel LLC from 2015 to 2019 investing in special situations and event-driven credit and equities. Mr. Kaplan previously worked in Research with Imperial Capital US from 2007 to 2014 and moved to Imperial Capital UK from 2014 to 2015. Mr. Kaplan earned a BS in Managerial Economics from the University of California, Davis and holds the Chartered Financial Analyst designation from the CFA Institute.

Keri A. Davis has been our Chief Financial Officer and Treasurer since March 2019. Prior to serving in these position, Ms. Davis served as SEC Reporting Manager of GECM since June 2018. Prior to joining GECC, Ms. Davis served as a senior manager in the audit practice at PwC, a multinational professional services firm focusing on audit and assurance, tax and consulting services. She was employed in various capacities in the audit practice at PwC from 2005 to 2017.
Adam M. Kleinman has been our Chief Compliance Officer and Secretary since September 2017. Mr. Kleinman has served as GEG’s President and Chief Operating Officer since March 2018, and as GECM’s Chief Operating Officer, Chief Compliance Officer and General Counsel since November 2016. Mr. Kleinman was a Partner, Chief Operating Officer and General Counsel of MAST Capital from March 2009 to September 2017. Prior to joining MAST Capital, Mr. Kleinman was an associate in the Banking and Leverage Finance group at Bingham McCutchen LLP, where he represented financial institutions, hedge funds and corporate borrowers in a broad range of commercial finance transactions.
Corporate Governance
Code of Business Conduct and Ethics
We adopted a code of business conduct and ethics which applies to, among others, our executive officers, including our Chief Executive Officer and our Chief Financial Officer. Our code of conduct can be accessed via our website at www.greatelmcc.com. We intend to disclose any amendments to or waivers of required provisions of the code by filing reports on Form 8-K.
Director Independence
The Nasdaq Rules require listed companies to have a board of directors with at least a majority of “Independent Directors” (as such term is defined in the Nasdaq Rules). Under the Nasdaq Rules, in order for a director to be deemed independent, the board of directors must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities.
In accordance with the Nasdaq Rules, our Board annually determines each director’s independence. We do not consider a director independent unless our Board determines that he or she has no material relationship with us or GECM. We monitor the relationships of our directors and officers through a questionnaire that each director completes no less frequently than annually and updates periodically as information provided in the most recent questionnaire changes. In order to evaluate the materiality of any such relationship, our Board uses the definition in Nasdaq Rule 5605(a)(2), which provides that a director of a BDC shall be considered to be independent if he or she is not an “interested person” of the BDC, as defined in Section 2(a)(19) of the Investment Company Act. Our Board determined that each of the directors is independent and has no relationship with us, except as a director and stockholder, with the exception of Mr. Drapkin and Mr. Falk.
Our governance guidelines require any member of our Board who has previously been determined to be independent to inform the Chairman of our Board, the Chairman of the Nominating and Corporate Governance Committee and our Corporate Secretary of any change in circumstance that may cause his or her status as an Independent Director to change. Our Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to Independent Directors.
Risk Oversight
As is the case with virtually all investment companies, including externally managed BDCs such as GECC (as distinguished from operating companies), service providers to GECC, primarily GECM (located at 800 South Street, Suite 230, Waltham, MA 02453), have responsibility for the day-to-day management of GECC, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).
Our Audit Committee (which consists only of Independent Directors) meets regularly, and between meetings the Audit Committee Chair maintains contact with our independent registered public accounting firm and our Chief Financial Officer. In addition, our Audit Committee from time to time meets with the independent valuation services that evaluate certain of our securities holdings for which there are not readily available market values. Our Board also receives periodic presentations from senior personnel of GECM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas such as business continuity, personal trading, valuation, credit and investment research. In addition, our Board, GECM and our other service providers adopted a variety of policies, procedures and controls designed to address particular risks to us. However, it is not possible to eliminate all of the risks. Our Board also receives reports from our legal counsel or lawyers of GECM regarding regulatory compliance and governance matters. The Board’s oversight role does not make our Board a guarantor of our investments or activities or the activities of any of our service providers.
Our Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. Our Board annually reviews a written report from our Chief Compliance Officer discussing the adequacy and effectiveness of our and our service providers’ respective compliance policies and procedures.
Our Board believes its role in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. As a BDC, we are required to comply with regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 150% immediately after each time we incur indebtedness and we generally have to invest at least 70% of our gross assets in “qualifying assets.”
Board Composition and Leadership Structure
The Investment Company Act requires that at least a majority of the members of our Board be independent directors. Currently, two of our four directors are independent directors. Our Board designated Mark Kuperschmid as our Lead Independent Director. As Lead Independent Director, Mr. Kuperschmid is responsible for coordinating the activities of the other independent directors and for such other duties as are assigned, from time to time, by our Board. Our Board determined that its leadership structure is appropriate in light of the services that GECM and its affiliates provide to us and the potential conflicts of interest that could arise from these relationships.
Director Experience, Qualifications, Attributes and Skills
Our Board believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, our Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties – our Board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including our Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. To assist them in evaluating matters under federal and state law, the directors are counseled by our internal and outside legal counsel, who interact with GECM, and also may benefit from information provided by our or GECM’s legal counsel. Our Board and its committees have the ability to engage their own legal counsel and other experts as appropriate. The Board is required to evaluate its performance on an annual basis.
Board Committees
As of December 31, 2021, GECC maintains an Audit Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Our standing committee charters, including our Audit, Nominating and Corporate Governance and Compensation Committee charters, are posted on our website at www.greatelmcc.com. Paper copies may be obtained upon request by writing to: Corporate Secretary, Great Elm Group, Inc., 800 South Street, Suite 230, Waltham, MA 02453.
For the fiscal year ended December 31, 2021, our Board held nine board meetings, eight Audit Committee meetings, one Nominating and Corporate Governance Committee meeting and one Compensation Committee meeting. All directors who were directors during the fiscal year ended December 31, 2021 attended at least 75% of the meetings of our Board and of the committees on which they served, during the period in which they served. No member of our Board, serving as of December 31, 2021, attended last year’s annual meeting of stockholders.

We require each director to make a diligent effort to attend all Board and committee meetings, and encourage directors to attend the annual meeting of stockholders.
Audit Committee
The Audit Committee operates pursuant to an Audit Committee Charter approved by our Board. The Audit Committee Charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm to audit our annual financial statements; reviewing and discussing with management and the auditors our annual audited financial statements, including disclosures made in management’s discussion and analysis, and recommending to our Board whether the audited financial statements should be included in our annual report on Form 10-K; reviewing and discussing with management and the auditors our quarterly financial statements prior to the filing of our quarterly reports on Form 10-Q; pre-approving our auditors’ engagement to render audit and/or permissible non-audit services; evaluating the qualifications, performance and independence of the auditors; reviewing preliminary valuations of the investment adviser and independent valuation firms and recommending valuations to our Board; and recommending compensation of our Chief Financial Officer to our Board for determination. Our Audit Committee is currently composed of two persons: Mr. Cohen and Mr. Kuperschmid, both of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Cohen currently serves as Chair of the Audit Committee. Our Board determined that Mr. Cohen qualifies as an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K under the Exchange Act.
The responsibilities and activities of our Audit Committee are described in greater detail in our Audit Committee charter.
Compensation Committee.
The Compensation Committee is responsible for determining, or recommending to our Board for determining, the compensation of our Chief Executive Officer and all other executive officers, paid directly by us, if any. Additionally, the Compensation Committee assists our Board with all matters related to compensation, as directed by our Board. The Compensation Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Compensation Committee. The current members of the Compensation Committee are Messrs. Kuperschmid and Cohen, both of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Compensation Committee. None of our executive officers is directly compensated by us and, as a result, the Compensation Committee does not produce and/or review and report on executive compensation practices. Our executive officers do not have a role in determining or recommending director compensation.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee is responsible for selecting qualified nominees to be elected to our Board by stockholders; identifying, selecting or recommending qualified nominees to fill any vacancies on our Board or a committee hereof; developing and recommending to our Board a set of corporate governance principles applicable to the Company; overseeing the evaluation of our Board and management; and undertaking such other duties and responsibilities as may from time to time be delegated by our Board to the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is composed of two persons: Mr. Kuperschmid and Mr. Cohen, both of whom are considered independent directors under Nasdaq Rule 5605(a)(2). Mr. Kuperschmid currently serves as the Chair of the Nominating and Corporate Governance Committee.
The Nominating and Corporate Governance Committee considers stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with our Bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Corporate Secretary, Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, MA 02453. To have a candidate considered by our Nominating and Corporate Governance Committee, a stockholder must submit the recommendation in writing and must include the information required by, and follow the procedures specified in, our Bylaws.
Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of our Board include, to the extent required, compliance with the independence and other applicable requirements of the federal securities laws, the Nasdaq Rules, and any other applicable laws, rules, or regulations; the ability to contribute to the effective management of GECC, taking into account the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; educational background, business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions, experience from service as a board member (including our Board) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations, and/or other life experiences; and personal and professional integrity, character, time availability in light of other commitments, dedication, conflicts of interest and such other relevant factors that the Nominating and Corporate Governance Committee considers appropriate. Our Board also believes it is appropriate for members of our management to serve as a member of our Board. In addition, although our Nominating and Corporate Governance Committee does not have a formal policy with regard to consideration of diversity in identifying director candidates, our Nominating and Corporate Governance Committee may consider whether a potential candidate’s professional experience, education, skills and other individual qualities and attributes, including gender, race or national origin, would provide beneficial diversity of skills, experience or perspective to our Board’s membership and collective attributes. Such considerations will vary based on our Board’s existing membership and other factors, such as the strength of a potential nominee’s overall qualifications relative to diversity considerations.
The responsibilities and activities of our Nominating and Corporate Governance Committee are described in greater detail in our Nominating and Corporate Governance Committee charter.
Compensation of Directors
The following table shows information regarding the compensation received by our directors for the fiscal year ended December 31, 2021. No compensation was paid to Mr. Reed in his former role as a director.
Name	Fees Earned or Paid in Cash	All Other Name Fees Earned or Paid in Cash Compensation(1)	Total
Independent Directors
Mark Kuperschmid	$65,000	$—	$65,000
Randall Revell Horsey(2)	$65,000	$—	$65,000
Michael C. Speller(3)	$65,000	$—	$65,000

Interested Directors
Peter A. Reed(4)	$—	$—	$—
John E. Stuart(5)	$35,750	$—	$35,750
Erik A. Falk(6)	$—	$—	$—
(1)	In fiscal year 2021, we did not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.
(2)	Mr. Horsey resigned from the Board in March 2022.
(3)	Mr. Speller resigned from the Board in March 2022.
(4)	Mr. Reed resigned from the Board in March 2022.
(5)	Mr. Stuart resigned from the Board in March 2021.
(6)	Mr. Falk joined the Board in March 2021.
No compensation is paid by us to Mr. Drapkin or Mr. Falk in their roles as directors. Our other directors receive an annual fee of $45,000. They also receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and each committee meeting. In addition, the chairman of each of our board’s standing committees receives an annual fee of $10,000 for his additional services in these capacities. Each member of these committees receives a $5,000 annual fee for serving on these committees. In addition, we purchased directors’ and officers’ liability insurance on behalf of our directors and officers.
Compensation of Executive Officers
We do not provide direct compensation to our officers.Ms. Davis and Mr. Kleinman, are paid by GECM, subject to reimbursement by us of our allocable portion of such compensation under the Administration Agreement.

Compensation Committee Interlocks and Insider Participation
Mr. Horsey, Mr. Kuperschmid and Mr. Speller served on our Compensation Committee during fiscal year 2021. Currently, none of our executive officers are compensated by us, and as such, our Compensation Committee is not required to produce a report on executive officer compensation for inclusion herein. No current or past executive officers or employees of ours or our affiliates serve on our Compensation Committee.
Our Portfolio Managers
GECM manages our portfolio. We consider Matt Kaplan, our Chief Executive Officer, to be our portfolio manager. GECM’s investment team does not receive any direct compensation from us in connection with the management of our portfolio. GECM’s investment personnel may be compensated through: (1) annual base salary; (2) cash bonuses; and (3) equity in GEG.
Matt Kaplan. See “—Executive Officers” above.
Other Accounts Managed
As of December 31, 2021, GECM was primarily responsible for the day-to-day management of one pooled investment fund and three separately managed accounts for an institutional investor.
Name of Investment Committee Voting Member	Type of Accounts	Total No. of Other Accounts Managed	Total Other Assets (in millions)	No. of Other Accounts where Advisory Fee is Based on Performance	Total Assets in Other Accounts where Advisory Fee is Based on Performance (in millions)
Matt Kaplan	Registered Investment Companies: Other Pooled Investment Vehicles: Other Accounts:	None 2 3	None $17.9 $0	None 2 3	None $17.9 $0
Portfolio Manager’s Material Conflicts of Interest
Certain of our executive officers and directors, and the members of the investment committee of GECM, serve or may serve as officers, directors or principals of entities, including ICAM or funds managed by ICAM, that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, they may have obligations to investors in those entities that may require them to devote time to services for other entities, which could interfere with the time available to provide services to us. Further, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.
Although funds managed by GECM may have different primary investment objectives than us, they may from time to time invest in asset classes similar to those we target. GECM is not restricted from raising an investment fund with investment objectives similar to ours. Any such funds may also, from time to time, invest in asset classes similar to those we target. GECM will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any duties owed to us and such other funds. Nevertheless, it is possible that we may not be given the opportunity to participate in investments made by investment funds managed by investment managers affiliated with GECM. We have received exemptive relief from the SEC that allows us to co-invest, together with other investment vehicles managed by GECM, in specific investment opportunities in accordance with the terms of the order granting such relief.
We pay management and incentive fees to GECM, and reimburse GECM for certain expenses it incurs. In addition, investors in our common stock will invest on a gross basis and receive distributions on a net basis after expenses, resulting in, among other things, a lower rate of return than one might achieve through direct investments. GECM’s management fee is based on a percentage of our total assets (other than cash or cash equivalents but including assets purchased with borrowed funds and other forms of leverage) and GECM may have conflicts of interest in connection with decisions that could affect our total assets, such as decisions as to whether to incur indebtedness.

The part of the incentive fee payable by us that relates to our pre-incentive fee net investment income is computed and paid on income that may include interest that is accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.
The Investment Management Agreement renews for successive annual periods if approved by our Board or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. However, we and GECM each have the right to terminate the agreement without penalty upon 60-days’ written notice to the other party. Moreover, conflicts of interest may arise if GECM seeks to change the terms of the Investment Management Agreement, including, for example, the terms for compensation. Except in limited circumstances, any material change to the Investment Management Agreement must be submitted to our stockholders for approval under the Investment Company Act, and we may from time to time decide it is appropriate to seek stockholder approval to change the terms of the agreement.
As a result of the arrangements described above, there may be times when our management team has interests that differ from those of our stockholders, giving rise to a conflict.
Our stockholders may have conflicting investment, tax and other objectives with respect to their investments in us. The conflicting interests of individual stockholders may relate to or arise from, among other things, the nature of our investments, the structure or the acquisition of our investments, and the timing of disposition of our investments. As a consequence, conflicts of interest may arise in connection with decisions we make, including with respect to the nature or structuring of our investments, that may be more beneficial for one stockholder than for another stockholder, especially with respect to stockholders’ individual tax situations. In selecting and structuring investments appropriate for us, GECM will consider our investment and tax objectives and our stockholders, as a whole, not the investment, tax or other objectives of any stockholder individually.
We may also have conflicts of interest arising out of the investment advisory activities of GECM. GECM may in the future manage other investment funds, accounts or investment vehicles that invest or may invest in assets eligible for purchase by us. To the extent that we compete with entities managed by GECM or any of its affiliates for a particular investment opportunity, GECM will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (1) its internal investment allocation policies, (2) the requirements of the Advisers Act and (3) restrictions under the Investment Company Act regarding co-investments with affiliates.
Ownership of Securities
As of December 31, 2021, the dollar range of our equity securities beneficially owned by Matt Kaplan was none.

RELATED PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Mr. Kaplan serves as a Portfolio Manager for GECM. Mr. Kleinman serves as President and Chief Operating Officer of GEG, in addition to being our Chief Compliance Officer and Secretary. GEG owns approximately 21.5% of our outstanding shares of common stock.
Mr. Drapkin will not receive compensation in his role as a director and will be an “interested person” as defined under Section 2(a)(19) of the Investment Company Act due to his roles as a director of GEG, the parent company of GECM, and the Chief Executive Officer & Portfolio Manager of Northern Right, a beneficial owner of more than 5% of GEG’s common stock and an owner of GEG PIK notes.
In addition, certain of our executive officers and directors and the members of GECM’s investment committee serve or may serve as officers, directors or principals of entities that operate in the same or related lines of business as GECC or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with GECM and any advisers that may in the future become affiliated with GEG.
We entered into a license agreement with GEG pursuant to which GEG granted us a non-exclusive, royalty-free license to use the name “Great Elm Capital Corp.” Under the license agreement, we have a right to use the “Great Elm Capital Corp.” name and logo for so long as GECM, or an affiliate thereof, remains our investment adviser.
We are party to the Investment Management Agreement with GECM, which is wholly-owned by GEG. Subject to the overall supervision of our Board, GECM manages our day-to-day operations and provides investment advisory and management services to us pursuant to the Investment Management Agreement. We pay GECM a fee for investment management services, which consisted of $3.2 million in base management fees and $(4.3) million in incentive fees (the incentive fees are currently expected to be deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2021, and $2.5 million in base management fees and $1.0 million in incentive fees (the incentive fees were deferred in accordance with the Investment Management Agreement) for the fiscal year ended December 31, 2020.
We are also party to the Administration Agreement with GECM. Pursuant to the Administration Agreement, GECM furnishes us with, or otherwise arranges for the provision of, office facilities, equipment, clerical, bookkeeping, finance, accounting, compliance and record keeping services at such office facilities and other such services as our administrator. We bear all costs and expenses that are incurred in our operation and transactions and not specifically assumed by GECM pursuant to the Investment Management Agreement. For the fiscal years ended December 31, 2021 and 2020, the Company reimbursed GECM in the amount of $0.7 million and $0.7 million, respectively, for services provided under the Administration Agreement.
GECM has entered into a shared services agreement with ICAM, pursuant to which ICAM makes available to GECM certain employees of ICAM, including Matt Kaplan, to provide services to GECM in exchange for reimbursement by GECM of the allocated portion of such employees’ time. Mr. Kaplan provides services to GECM under a shared services agreement with ICAM. Affiliates of ICAM beneficially own more than 5% of our Company’s outstanding common stock.
On September 20, 2021, we entered into a Membership Interest Purchase Agreement with Lenders Funding, pursuant to which we acquired a majority equity interest in Lenders Funding, a wholesale lending and participant funding business. At the closing: (i) we paid $7.25 million in cash to Lenders Funding, $3.25 million of which was used to purchase 138,888 newly issued shares of our common stock at NAV and (ii) we issued 332,291 shares of our common stock to Lenders Funding at NAV in exchange for a promissory note in aggregate principal amount of $10.0 million payable by Lenders Funding to us. The issuance of the shares was a private placement exempt from registration under Section 4(a)(2) of the Securities Act. All of the proceeds from the transaction were retained by Lenders Funding to support the growth of the business.
The Participating Shareholders have indicated that they intend to fully exercise their rights and over-subscribe. Any over-subscription by the Participating Shareholders would be effected only after pro rata allocation of over-subscription shares to record date holders (other than the Participating Shareholders) who fully exercise their rights. See “The Offering—Over-Subscription Privilege.”
We have established a written policy to govern the review of potential related party transactions. GECM, our Chief Compliance Officer, and any other officers designated by us are required to review the facts and circumstances of transactions with certain affiliates, and to screen any such transactions, for potential compliance issues under Section 57(h) of the Investment Company Act.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of the time of filing of this prospectus on March 4, 2022, certain information regarding the beneficial ownership of our common stock by:
•	each of the directors and executive officers as of March 4, 2022, serving immediately prior to the filing of this prospectus;
•	all of our current executive officers and directors as a group; and
•	each person known by us to be beneficial owners of 5% or more of our outstanding common stock.
Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act, and includes voting or investment power with respect to the securities. Ownership information for those persons who beneficially own more than 5% of our common stock is based upon Schedule 13G and Schedule 13D filings filed by such persons with the SEC and other information obtained from such persons, if available. Unless otherwise indicated, we believe that each beneficial owner set forth in the table has sole voting and investment power.
Except as indicated in the footnotes to this table and under applicable community property laws, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock. For the purposes of calculating percent ownership, as of the close of business on March 3, 2022, 4,601,391 shares of common stock were issued and outstanding.
The address for each of our current directors and executive officers is c/o Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Beneficial Owner	Shares Beneficially Owned	Percent of Class
Interested Directors
Erik A. Falk	—	*
Matthew Drapkin(1)	226,136	4.9%

Independent Directors
Mark Kuperschmid(2)	5,986	*
Richard Cohen(3)	—	*

Executive Officers
Matt Kaplan	—	*
Adam Kleinman	16,558	*
Keri Davis	2,473	*
Directors and executive officers as a group (7 persons)	251,153	5.5%

5% Beneficial Owners
Great Elm Group, Inc.(4)	987,289	21.5%
Lenders Funding LLC(5)	556,239	12.3%
Entities affiliated with Imperial Capital Asset Management, LLC(6)	332,291	7.2%
*	Less than one percent.
(1)
Mr. Drapkin joined the Board in March 2022. Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on February 14, 2022, before giving effect to the 6 to 1 reverse stock split, jointly by Northern Right Northern Right, Northern Right Capital (QP), L.P. (“Northern Right QP”), NRC Partners I, LP (“NRC”), BC Advisors, LLC (“BCA”) and Matthew Drapkin. Each of Northern Right, BCA and Mr. Drapkin reported shared voting and dispositive power over 1,356,819 shares of our common stock; Northern Right QP reported shared voting and dispositive power over 789,640 shares of our common stock; and NRC reported shared voting and dispositive power over 284,010 shares of our common stock.

(2)
Represents shares held by Benmark Investments LLC (1568 Columbus Ave., Burlingame, California 94010). Mr. Kuperschmid disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein.

(3)	Mr. Cohen joined the Board in March 2022.

(4)
Great Elm Group, Inc. is the beneficial owner of 987,289 shares of our common stock, including 914,112 shares of our common stock of which it has sole voting and dispositive power and 73,117 shares of our common stock of which it has shared voting and dispositive power. The address for Great Elm Group, Inc. is 800 South Street, Suite 230, Waltham, MA 02453.

(5)
Based on information provided to the Company and furnished in a Schedule 13G/A filed with the SEC on February 4, 2022, before giving effect to the 6 to 1 reverse stock split, jointly by Lenders Funding, LLC (“LF”) and Robert Zadek. Each of LF and Mr. Zadek reported shared voting and dispositive power over 566,239 shares of our common stock.

(6)
Based on information furnished in a Schedule 13G/A filed with the SEC on February 14, 2022, before giving effect to the 6 to 1 reverse stock split, jointly by ICAM, Long Ball Partners, LLC (“Long Ball”), IC Leverage Income Fund, LLC (“IC Leverage”), Imperial Capital Group Holdings II, LLC (“Imperial Holdings II”), Imperial Capital Group Holdings, LLC (“Imperial Holdings”), Jason Reese, and Randall Wooster. ICAM and Long Ball reported shared voting and dispositive power over 113,120 shares of our common stock; Imperial Holdings and Mr. Wooster reported shared voting and dispositive power over 219,171 shares of our common stock; IC Leverage reported shared voting and dispositive power over 18,934 shares of our common stock; Imperial Holdings II reported shared voting and dispositive power over 200,236 shares of our common stock; and Mr. Reese reported shared voting and dispositive power over 332,291 shares of our common stock.

Set forth below is the dollar range of equity securities beneficially owned as of December 31, 2021 by each of our current directors. We are is not part of a “family of investment companies,” as that term is defined in the Investment Company Act.
Name of Director	Dollar Range of Equity Securities of GECC(1)(2)
Independent Directors
Mark Kuperschmid	Over $100,000
Richard Cohen(3)	None

Interested Directors
Matthew Drapkin(4)	Over $100,000
Erik A. Falk	None
(1)	Dollar ranges are as follows: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	The dollar range of equity securities beneficially owned is based on the closing price for our common stock of $18.48 on December 31, 2021.
(3)	Mr. Cohen joined the Board in March 2022.
(4)	Mr. Drapkin joined the Board in March 2022.

DETERMINATION OF NET ASSET VALUE
We determine the NAV of GECC each quarter by subtracting our total liabilities from the fair value of our gross assets.
We value our portfolio investments at fair value based upon the principles and methods of valuation set forth in policies adopted by our Board. Fair value is defined as the price that would be received to sell an asset in an orderly transaction between market participants at the measurement date. Market participants are buyers and sellers in the principal (or most advantageous) market for the asset that (1) are independent of us; (2) are knowledgeable, having a reasonable understanding about the asset based on all available information (including information that might be obtained through due diligence efforts that are usual and customary); (3) are able to transact for the asset; and (4) are willing to transact for the asset (that is, they are motivated but not forced or otherwise compelled to do so).
Investments for which market quotations are readily available are valued at such market quotations unless the quotations are deemed not to represent fair value. We generally obtain market quotations from recognized exchanges, market quotation systems, independent pricing services or one or more broker-dealers or market makers. However, short-term debt investments with remaining maturities within 90 days are generally valued at amortized cost, which approximates fair value.
Debt and equity securities for which market quotations are not readily available or for which market quotations are deemed not to represent fair value, are valued at fair value using a valuation process consistent with our Board-approved policy. Our Board approves in good faith the valuation of our portfolio as of the end of each quarter. Due to the inherent uncertainty and subjectivity of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments and may differ materially from the values that we may ultimately realize. In addition, changes in the market environment and other events may impact the market quotations used to value some of our investments.
Determination of fair value involves subjective judgments and estimates. Accordingly, the notes to our financial statements will express the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.
Determinations in Connection with Offerings
Absent the approval by a majority of our common stockholders to allow us to issue common stock at a price below NAV, our Board or an authorized committee thereof will be required to make the determination that we are not selling our common stock at a price below the then current NAV of our common stock at the time of any offering of our common stock. Our Board or an authorized committee thereof consider the following factors, among others, in making such determination:
•	the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC;
•
our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (1) a value that our Board or an authorized committee thereof has determined reflects the current NAV of our common stock, which is generally based upon the NAV of our common stock disclosed in the most recent periodic report that we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the NAV of our common stock since the date of the most recently disclosed NAV of our common stock, and (2) the offering price of the our common stock in the proposed offering.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the Investment Company Act.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board authorizes, and we declare, a cash distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash distributions (net of any applicable withholding tax) automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions.
No action will be required on the part of a registered stockholder to have his or her cash distribution reinvested in our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for common stock acquired through the plan for each stockholder who has not elected to receive distributions in cash and hold such common stock in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to each applicable record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.
Those stockholders whose common stock are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.
We intend to use primarily newly issued common stock to implement the plan to the extent our common stock is trading at a premium to NAV per share of the common stock. In the case that such newly issued common stock is used to implement the plan, the number of common stock to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by 95% of the market price per share of our common stock at the close of trading on the date fixed by the Board for such purposes. Market price per share on that date will be the closing price for such common stock on the national securities exchange on which our common stock is then listed or, if no sale is reported for such day, at the average of their electronically reported bid and asked prices. Notwithstanding the foregoing, we reserve the right to instruct the plan administrator to purchase our common stock in the open market in connection with our implementation of the plan. Shares purchased in open market transactions by the plan administrator will be allocated to each stockholder who has not so elected to receive cash distributions in cash in the manner set forth above for issuance of new common stock, substituting where applicable the average purchase price, excluding any brokerage charges or other charges, of all common stock purchased in the open market in lieu of the market price per share. The number of shares of our common stock to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional common stock will be issued has been determined and elections of our stockholders have been tabulated.
The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the common stock held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $15 plus a per share brokerage commission from the proceeds.
Stockholders who receive distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the common stock is credited to the U.S. stockholder’s account.
We may terminate the plan upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at 6201 15th Avenue, Brooklyn, New York 11219 or by phone at (800) 937-5449.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following is a summary of certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary is subject to differing interpretation or change by legislative or administrative action, and any such differing interpretation or change may be retroactive. The discussion does not purport to deal with all of the U.S. federal income tax consequences applicable to us, or which may be important to particular stockholders in light of their individual investment circumstances (such as the effects of Section 451 of the Code which conforms the timing of certain income accruals to financial statements) or to some types of stockholders subject to special tax rules, including stockholders subject to the alternative minimum tax, financial institutions, broker-dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities for U.S. federal income tax purposes and investors therein, persons holding shares of our common stock in connection with a hedging, straddle, conversion or other integrated transaction, persons engaged in a trade or business in the United States or persons who have ceased to be U.S. citizens or to be taxed as resident aliens, persons who mark-to-market our shares or stockholders who contribute assets to us in exchange for shares of our common stock. This discussion assumes that the stockholders hold the shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No attempt is made to present a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders, and the discussion set forth herein does not constitute tax advice. No ruling has been or will be sought from the IRS, regarding any matter discussed herein. Tax counsel has not rendered any legal opinion regarding any tax consequences relating to us or our stockholders. Stockholders are urged to consult their tax advisors to determine the U.S. federal, state, local and foreign tax consequences to them of investing in our shares.
The discussion set forth herein does not constitute tax advice and potential investors are urged to consult their tax advisors to determine the specific U.S. federal, state, local and foreign tax consequences to them of investing in us.
Taxation of GECC
A discussion of taxation of GECC is included under “The Company—Certain U.S. Federal Income Tax Matters.”
Taxation of U.S. stockholders
For purposes of this discussion, a “U.S. stockholder” (or in this section, a “stockholder”) is a beneficial owner of shares which is for U.S. federal income tax purposes (1) a person who is a citizen or resident of the United States, (2) a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any State thereof, or the District of Columbia, (3) an estate whose income is subject to U.S. federal income tax regardless of its source, or (4) a trust if (a) a U.S. court is able to exercise primary supervision over the trust’s administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (b) the trust has in effect a valid election to be treated as a domestic trust for U.S. federal income tax purposes. If a partnership or other entity or arrangement classified as a partnership for U.S. federal income tax purposes holds the shares, the tax treatment of the partnership and each partner generally will depend on the activities of the partnership and the activities of the partner. Partnerships acquiring shares, and partners in such partnerships, should consult their tax advisors. Prospective investors that are not U.S. stockholders should refer to the section “Non-U.S. stockholders” below and are urged to consult their tax advisors with respect to the U.S. federal income tax consequences of an investment in our shares, including the potential application of U.S. withholding taxes.
Distributions we pay to you from our ordinary income or from an excess of net short-term capital gain over net long-term capital loss (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of our earnings and profits. Due to our expected investments, in general, distributions will not be eligible for the dividends received deduction allowed to corporate stockholders and will not qualify for the reduced rates of tax for qualified dividend income allowed to individuals. Distributions made to you from an excess of net long-term capital gain over net short-term capital loss (“capital gain dividends”), including capital gain dividends credited to you but retained by us, are taxable to you as long-term capital gain if they have been properly designated by us, regardless of the length of time you have owned our shares. For non-corporate stockholders, capital gains dividends are currently taxed at preferential rates. Generally, you will be provided with a written notice designating the amount of any (i) ordinary income dividends no later than 30 days after the close of the taxable year, and (ii) capital gain dividends or other distributions no later than 60 days after the close of the taxable year.
Distributions in excess of our earnings and profits will first reduce the adjusted tax basis of your shares and, after the adjusted tax basis is reduced to zero, will constitute capital gain to you.
If we retain any net capital gain, we may designate the retained amounts as undistributed capital gain in a notice to our stockholders. If a designation is made, stockholders would include in income, as long-term capital gain, their proportionate share of the undistributed amounts, but would be allowed a credit or refund, as the case may be, for their proportionate share of the corporate tax paid by us. A stockholder that is not subject to U.S. federal income tax or otherwise is not required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In addition, the tax basis of shares owned by a stockholder would be increased by an amount equal to the difference between (i) the amount included in the stockholder’s income as long-term capital gain and (ii) the stockholder’s proportionate share of the corporate tax paid by us.
Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of our common stock. We have the ability to declare a large portion of a dividend in shares of our stock. In August of 2017, the IRS promulgated guidance stating that as long as 20% of the dividend is paid in cash and certain requirements are met, the entire distribution will be treated as a dividend for U.S. federal income tax purposes. In December 2021, the IRS issued Revenue Procedure 2021-53, which temporarily reduces (through June 30, 2022) the minimum amount of the distribution that must be available in cash to 10%. As a result, our stockholders will be taxed on 100% of the dividend in the same manner as a cash dividend, even though most of the dividend was paid in shares of our stock.
If we pay you a dividend in January which was declared in the previous October, November or December to stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared.
A stockholder will recognize gain or loss on the sale or exchange of shares of our common stock in an amount equal to the difference between the stockholder’s adjusted basis in the shares sold or exchanged and the amount realized on their disposition. Generally, gain recognized by a stockholder on the sale or other disposition of shares of our common stock will result in capital gain or loss to you, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of our shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by you. A loss realized on a sale or exchange of our shares will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.
Non-corporate stockholders with income in excess of certain thresholds are, in general, subject to an additional 3.8% surtax on their “net investment income,” which ordinarily includes taxable distributions from us and taxable gain on the disposition of our shares.
We may be required to withhold U.S. federal income tax (“backup withholding”), from all taxable distributions to any non-corporate stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the stockholder’s U.S. federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.
Withholding at a rate of 30% is generally required on dividends in respect of, and gross proceeds from the sale of shares of, our common stock held by or through foreign accounts or foreign intermediaries if certain disclosure requirements related to U.S. accounts or ownership are not satisfied. However, the IRS has issued proposed Treasury Regulations that eliminate this withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. We will not pay any additional amounts in respect to any amounts withheld.
Under U.S. Treasury regulations, if a stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate stockholder or $10 million or more for a corporate stockholder in any single taxable year (or a greater loss over a combination of years), the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities in many cases are excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Significant monetary penalties apply to a failure to comply with this reporting requirement. States may also have a similar reporting requirement. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.
Stockholders should consult their tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our shares.
Taxation of non-U.S. stockholders
The following discussion only applies to non-U.S. stockholders. A “non-U.S. stockholder” is a beneficial owner of shares other than a partnership (or other entity or arrangement treated as a partnership for U.S. federal income tax purposes) or a U.S. stockholder for U.S. federal income tax purposes. Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that stockholder’s particular circumstances. An investment in the shares by a non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisors before investing in our shares.
Distributions of ordinary income dividends to non-U.S. stockholders, subject to the discussion below, will generally be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits. Different tax consequences may result if the non-U.S. stockholder is engaged in a trade or business in the United States or, in the case of an individual, is present in the United States for 183 days or more during a taxable year and certain other conditions are met. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisors.
Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gain recognized by a non-U.S. stockholder upon the sale of shares of our common stock, generally will not be subject to U.S. federal withholding tax and will not be subject to U.S. federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, is present in the United States for 183 days or more during a taxable year.
Under certain legislation, no U.S. source withholding taxes will be imposed on dividends paid by RICs to non-U.S. stockholders to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exemption, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gain that would not have been subject to U.S. withholding tax at the source if they had been received directly by a non-U.S. stockholder, and that satisfy certain other requirements. No assurance can be given that we will distribute any interest-related or short-term capital gain dividends.
If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder is not otherwise required to obtain a

U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of shares of our common stock that are effectively connected with a U.S. trade or business (or, where an applicable treaty applies, are attributable to a permanent establishment in the United States) may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable tax treaty). Accordingly, investment in the shares may not be appropriate for certain non-U.S. stockholders.
Certain provisions of the Code referred to as “FATCA” require withholding at a rate of 30% on dividends in respect of, and gross proceeds from the sale of, shares of our common stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Treasury to report, on an annual basis, information with respect to interests in, and accounts maintained by, the institution to the extent such interests or accounts are held by certain U.S. persons and by certain non-U.S. entities that are wholly or partially owned by U.S. persons and to withhold on certain payments. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends in respect of, and gross proceeds from the sale of, shares of our common stock held by an investor that is a non-financial non-U.S. entity that does not qualify under certain exemptions will be subject to withholding at a rate of 30%, unless such entity either (i) certifies to us that such entity does not have any “substantial United States owners” or (ii) provides certain information regarding the entity’s “substantial United States owners,” which we will in turn provide to the Secretary of the Treasury. However, the IRS has issued proposed Treasury Regulations that eliminate FATCA withholding on payments of gross proceeds (but not on dividends). Pursuant to the preamble to the proposed Treasury Regulations, we and any other applicable withholding agent may (but are not required to) rely on this proposed change until final Treasury Regulations are issued or until such proposed Treasury Regulations are rescinded. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify these requirements. We will not pay any additional amounts to stockholders in respect of any amounts withheld. Stockholders are encouraged to consult their tax advisors regarding the possible implications of the legislation on their investment in shares of our common stock.
A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal income tax, may be subject to backup withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS. Non-U.S. stockholders may also be subject to information reporting.

DESCRIPTION OF OUR COMMON STOCK
The following description is based on relevant portions of the Maryland General Corporation Law and our charter (“Charter”) and bylaws (“Bylaws”). This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.
Our authorized stock consists of 100,000,000 shares of stock, par value $0.01 per share, all of which are initially designated as common stock. Our common stock is listed on Nasdaq under the ticker symbol “GECC.” There are no outstanding options or warrants to purchase our common stock. No common stock has been authorized for issuance under any equity compensation plans. Our fiscal year-end is December 31. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of March 2, 2022:
Title of Class	Amount Authorized	Amount Held by GECC or for GECC’s Account	Amount Outstanding Exclusive of Amounts Shown in the Adjacent Column
Common Stock	100,000,000	—	4,601,391
GECCM Notes	—	—	$45.6 million
GECCN Notes	—	—	$42.8 million
GECCO Notes			$57.5 million
Under our Charter, our Board is authorized to classify and reclassify any unissued stock into other classes or series of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our Charter provides that a majority of our entire Board, without any action by our stockholders, may amend the Charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All of our common stock has equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights, generally have no appraisal rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such common stock will be unable to elect any director.
Preferred Stock
Our Charter authorizes our Board to classify and reclassify any unissued common stock into other classes or series of stock, including preferred stock. The cost of any such reclassification would be indirectly borne by our existing stockholders. Under the terms of our Charter, our Board is authorized to issue preferred stock in one or more classes or series without stockholder approval. Prior to issuance of common stock of each class or series, the Board is required by Maryland law and by our Charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the Investment Company Act. The Investment Company Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of our common stock is made, the aggregate involuntary liquidation preference of such preferred stock, together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities, must not exceed an amount equal to 50% of our gross assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two full years or more. Certain matters under the Investment Company Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock, if any, would vote as a separate class from the holders of common stock on a proposal to cease operations as a BDC. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions. However, we do not currently have any plans to issue preferred stock.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. Our Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
Our Charter authorizes us, and our Bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer of GECC or any individual who, while a director or officer of GECC and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee, who is made, or threatened to be made, a party to, or witness in, a proceeding by reason of his or her service in such capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as such and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. Our Charter and Bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of ours in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the Investment Company Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter requires otherwise, which ours does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made or threatened to be made a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. Nevertheless, a court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Our insurance policy does not currently provide coverage for claims, liabilities and expenses that may arise out of activities that our present or former directors or officers have performed for another entity at our request. There is no assurance that such entities will in fact carry such insurance. However, in the event that our present or former directors or officers serve another entity as a director, officer, partner or trustee, we expect to obtain insurance providing coverage for such persons for any claims, liabilities or expenses that may arise out of their activities while serving in such capacities.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The Maryland General Corporation Law and our Charter and Bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.
Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for a three-year term ending at the third annual meeting of stockholders following his or her election and until his or her successor is duly elected and qualifies. Each year, one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our Charter and Bylaws provide that the affirmative vote of a plurality of the votes cast in the election of directors at a meeting of stockholders duly called and at which a quorum is present will be required to elect a director. Our Board has the exclusive right to amend the Bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our Charter provides that the number of directors will be set only by the Board in accordance with our Bylaws. Our Bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our Bylaws are amended, the number of directors may never be less than one nor more than nine. We have elected to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the Board. Accordingly, except as may be provided by our Board in setting the terms of any class or series of preferred stock, any and all vacancies on our Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the Investment Company Act.
Our Charter provides that, subject to the rights of holders of preferred stock, a director may be removed only for cause, as defined in our Charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast generally in the election of directors.
Action by Stockholders
Under the Maryland General Corporation Law, unless a corporation’s charter provides otherwise (which our Charter does not), stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our Bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our Bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to our Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of our Board or (3) by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the meeting, at the time of giving notice by the stockholders as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated or on such other business and who has complied with the advance notice provisions of our Bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of our Board or (2) provided that the meeting has been called for the purpose of electing directors, by a stockholder who was a stockholder of record at the record date set by our Board for the purpose of determining stockholders entitled to vote at the special meeting, at the time of giving notice as provided for in our Bylaws and at the time of the meeting (and any postponement or adjournment thereof), who is entitled to vote at the meeting in the election of each individual so nominated and who has complied with the advance notice provisions of the Bylaws. The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our Bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed. They may also have the effect of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our Bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our Bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, convert to another form of entity, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our Charter generally provides for approval of amendments and extraordinary transactions by stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter.
However, our Charter provides that approval of the following matters requires the affirmative vote of stockholders entitled to cast at least 80% of the votes entitled to be cast on the matter:
•
amendments to the provisions of our Charter relating to the classification of our Board, the power of our Board to fix the number of directors and to fill vacancies on our Board, the vote required to elect or remove a director, the vote required to approve our dissolution, amendments to our Charter and extraordinary transactions and our Board exclusive power to amend our Bylaws;

•	Charter amendments that would convert us from a closed-end company to an open-end company or make our common stock a redeemable security (within the meaning of the Investment Company Act);
•	our liquidation or dissolution or any amendment to our Charter to effect any such liquidation or dissolution;

•
any merger, consolidation, conversion, share exchange or sale or exchange of all or substantially all of our assets that the Maryland General Corporation Law requires be approved by our stockholders; or

•
any transaction between us, on the one hand, and any person or group of persons acting together that is entitled to exercise or direct the exercise, or acquire the right to exercise or direct the exercise, directly or indirectly (other than solely by virtue of a revocable proxy), of one-tenth or more of the voting power in the election of our directors generally, or any person controlling, controlled by or under common control with, employed by or acting as an agent of, any such person or member of such group, on the other hand.

However, if such amendment, proposal or transaction is approved by a majority of our continuing directors (in addition to approval by our Board), such amendment, proposal or transaction may be approved by a majority of the votes entitled to be cast on such a matter, except that any transaction that would not otherwise require stockholder approval under the Maryland General Corporation Law will not require further stockholder approval unless our Charter, our Bylaws or the Maryland General Corporation Law requires such approval. In either event, in accordance with the requirements of the Investment Company Act, any such amendment, proposal or transaction that would have the effect of changing the nature of our business so as to cause us to cease to be, or to withdraw our election as, a BDC would be required to be approved by a majority of our outstanding voting securities, as defined under the Investment Company Act. The “continuing directors” are defined in our Charter as (1) certain of our current directors named therein or (2) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our Charter and Bylaws provide that our Board will have the exclusive power to make, alter, amend or repeal any provision of our Bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Maryland Control Acquisition Share Act discussed below, as permitted by the Maryland General Corporation Law, our Charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of our entire Board determines that such rights shall apply.
Control Share Acquisitions
The Maryland Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by the affirmative vote of stockholders entitled to cast two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:
•	one-tenth or more but less than one-third;
•	one-third or more but less than a majority; or
•	a majority or more of all voting power.
The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares that the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of issued and outstanding control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our Bylaws, compliance with the Investment Company Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or, if a meeting of stockholders at which the voting rights of the shares are considered and not approved is held, as of the date of such meeting. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Maryland Control Share Acquisition Act does not apply (a) to stock acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our Bylaws contain a provision exempting from the Maryland Control Share Acquisition Act any and all acquisitions by any person of our common stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future.
Business Combinations
Under Maryland law, the Maryland Business Combination Act provides that certain “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•	any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or
•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:
•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and
•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than common stock held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their stock in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its stock.
The Maryland Business Combination Act permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not interested persons as defined in the Investment Company Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board will adopt resolutions so as to make us subject to the provisions of the Maryland

Business Combination Act only if our Board determines that it would be in our best interests and if the SEC staff does not object to our determination that GECC being subject to the Business Combination Act does not conflict with the Investment Company Act. If this resolution is repealed, or the Board does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of GECC and increase the difficulty of consummating any offer.
Forum Selection Clause
Our Bylaws provide that, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (a) any derivative action or proceeding brought on our behalf, (b) any action asserting a claim of breach of any duty owed by any of our directors or officers or other employees to us or to our stockholders, (c) any action asserting a claim against us or any of our directors or officers or other employees arising pursuant to any provision of the Maryland General Corporation Law or our Charter or Bylaws or (d) any action asserting a claim against us or any of our directors or officers or other employees that is governed by the internal affairs doctrine shall be, in each case, the Circuit Court for Baltimore City, Maryland, or, if that court does not have jurisdiction, the United States District Court for the District of Maryland, Baltimore Division.
Waiver of Corporate Opportunity Doctrine
Our Charter provides that, we, by resolution of our Board, may renounce any interest or expectancy of ours in (or in being offered an opportunity to participate in) business opportunities that are presented to us or developed by or presented to one of more of our directors or officers.
Conflict with Investment Company Act
Our Bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including, without limitation, the Maryland Control Share Acquisition Act (if we amend our Bylaws to be subject to such Act) and the Maryland Business Combination Act, or any provision of our Charter or Bylaws conflicts with any provision of the Investment Company Act, the applicable provision of the Investment Company Act will control.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We restrict access to nonpublic personal information about our stockholders to employees of GECM and its affiliates with a legitimate business need for the information. We intend to maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR
Our securities and cash are held in safekeeping by U.S. Bank National Association located at One Federal Street, Third Floor, Boston, Massachusetts 02110. American Stock Transfer & Trust Company, LLC acts as our transfer agent, distribution paying agent and registrar. The principal business address of our transfer agent is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS
Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Jones Day, New York, New York, and Venable LLP, Baltimore, Maryland. Certain legal matters in connection with the offering will be passed upon for the dealer managers by Proskauer Rose LLP, Washington, DC.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our consolidated statement of assets and liabilities, including the consolidated schedule of investments, as of December 31, 2021 and December 31, 2020, and our related statements of operations, changes in net assets and cash flows for the years ended December 31, 2021, December 31, 2020 and December 31, 2019 and the financial highlights for each of the five years in the period ended December 31, 2021, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report, which is incorporated herein by reference. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing. The principal business address of Deloitte & Touche LLP is 200 Berkeley Street, Boston, MA 02116.

WHERE YOU CAN FIND MORE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and shares of our common stock being offered by this prospectus.
We file annual, quarterly and current reports, proxy statements and other information about us with the SEC. You may also obtain free copies of our annual and quarterly reports and make stockholder inquiries by contacting us at Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. We maintain a website at http://www.greatelmcc.com and we make all of our annual, quarterly and current reports, proxy statements and other publicly filed information, and all information incorporated by reference herein, available, free of charge, on or through such website. Information on our website is not incorporated or a part of this prospectus. The SEC also maintains a website at http://www.sec.gov where such information is available without charge.

INCORPORATION BY REFERENCE
We incorporate by reference our financial statements contained in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, filed on March 4, 2022 and any future filings that we may file with the SEC under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act, subsequent to the date of this prospectus until all of the securities offered by this prospectus, have been sold or we otherwise terminate the offering of those securities; provided, however, that information “furnished” under Item 2.02 or Item 7.01 of Form 8-K or other information “furnished” to the SEC which is not deemed filed is not incorporated by reference in this prospectus.
We will also provide to each person, including any beneficial owner, to whom this prospectus is delivered, a copy of any and all of the documents that have been incorporated by reference, upon written or oral request at no charge. You should direct requests for documents by writing to Great Elm Capital Corp., 800 South Street, Suite 230, Waltham, Massachusetts 02453 or by calling us collect at (617) 375-3006. This prospectus and any incorporated documents are also available on our website at http://www.greatelmcc.com. Information on our website is not incorporated or a part of this prospectus.

GREAT ELM CAPITAL CORP.
Up to [  ] Shares of Common Stock
Issuable Upon Exercise of Rights
To Subscribe for Such Shares
PRELIMINARY PROSPECTUS

Oppenheimer & Co.	Imperial Capital
   , 2022

PART C — OTHER INFORMATION
Item 25.	Financial Statements and Exhibits
Financial Statements
The consolidated financial statements of Great Elm Capital Corp. (the “Registrant”) included in the Registrant’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and are incorporated by reference in Part A of this registration statement.
Exhibits
Unless otherwise indicated, all references are to exhibits to the applicable filing by the Registrant under File No. 814-01211 with the Securities and Exchange Commission (the “SEC”).
Exhibit Number	Description
(a)(1)	Amended and Restated Charter of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on November 7, 2016)
(a)(2)	Articles of Amendment to Amended and Restated Charter of the Registrant (incorporated by reference to Exhibit 3.1 to the Form 8-K filed on March 2, 2022)
(b)	Bylaws of the Registrant (incorporated by reference to Exhibit 2 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(1)	Form of certificate for the Registrant’s common stock (incorporated by reference to Exhibit 5 to the Registration Statement on Form N-14 (File No. 333-212817) filed on August 1, 2016)
(d)(2)	Form of Subscription Certificate for Rights Offering (to be filed)
(d)(3)	Form of Notice to Stockholders Who Are Record Holders (to be filed)
(d)(4)	Form of Notice to Stockholders Who Are Acting as Nominees (to be filed)
(d)(5)	Form of Notice to Clients of Stockholders Who Are Acting as Nominees (to be filed)
(d)(6)	Form of Beneficial Owner Election Form (to be filed)
(d)(7)	Form of Nominee Holder Election Form (to be filed)
(e)
Form of Dividend Reinvestment Plan (incorporated by reference to Exhibit 13(d) to the pre-effective amendment to the Registration Statement on Form N-14 (File No. 333-212817) filed on September 26, 2016)

(g)
Investment Management Agreement, dated as of September 27, 2016, by and between the Registrant and Great Elm Capital Management, Inc. (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on November 7, 2016)

(h)	Form of Dealer Manager Agreement (to be filed)
(j)	Custody Agreement, dated as of January 2, 2020, by and between the Registrant and U.S. Bank National Association (incorporated by reference to Exhibit 10.1 to the Form 10-Q filed on May 11, 2020)
(k)(1)	Form of Trademark License Agreement (incorporated by reference to Exhibit 13(b) to the Registration Statement on Form N-14 (File No. 3330212817) filed on August 1, 2016)
(k)(2)	Administration Agreement, dated as of September 27, 2016, by and between the Registrant and GECM (incorporated by reference to Exhibit 10.2 to the Form 8-K filed on November 7, 2016)
(k)(3)	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.4 to the Form 8-K filed on November 7, 2016)
(k)(4)	Loan, Guarantee and Security Agreement, dated May 5, 2021, between the Registrant and City National Bank (incorporated by reference to Exhibit 10.1 to the Form 8-K filed on May 6, 2021)
(k)(5)
Indenture, dated as of September 18, 2017, by and between the Registrant and American Stock Transfer & Trust Company, LLC, as trustee (the “Trustee”) (incorporated by reference to Exhibit 4.1 to the Form 8-K/A filed on September 21, 2017)

(k)(6)
Second Supplemental Indenture dated as of January 19, 2018, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 filed on January 19, 2018)

(k)(7)
Global Note (6.75% Notes due 2025), dated January 19, 2018 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 filed on January 19, 2018)

Exhibit Number	Description
(k)(8)
Third Supplemental Indenture, dated as of June 18, 2019, by and between the Registrant and the Trustee (incorporated by reference to Exhibit (d)(3) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019

(k)(9)
Global Note (6.50% Notes due 2024), dated June 18, 2019 (incorporated by reference to Exhibit (d)(1) to the post-effective amendment to the Registration Statement on Form N-2 (File No. 333-227605) filed on June 18, 2019)

(k)(10)	Fourth Supplemental Indenture, dated as of June 23, 2021 by and between the Registrant and the Trustee (incorporated by reference to Exhibit 4.1 to the Form 8-K filed on June 23, 2021)
(k)(11)	Global Note (5.875% Notes due 2026), dated as of June 23, 2021 (incorporated by reference to Exhibit 4.2 to the Form 8-K filed on June 23, 2021)
(k)(12)	Form of Subscription Agent Agreement (to be filed)
(k)(13)	Form of Information Agent Agreement (to be filed)
(l)	Opinion of Venable LLP (to be filed)
(n)(1)*	Consent of Deloitte & Touche LLP, Independent Registered Public Accounting Firm
(n)(2)	Consent of Venable LLP (to be filed)
(n)(3)*	Power of Attorney (incorporated by reference to the signature page to this registration statement)
(r)(1)	Code of Ethics of Registrant (incorporated by reference to Exhibit 14.1 to the Form 10-K filed on March 30, 2017)
(r)(2)	Code of Ethics of GECM (incorporated by reference to Exhibit 14.2 to the Form 10-K filed on March 30, 2017)
(s)*	Calculation of Filing Fee Table
*	Filed herewith
The agreements included or incorporated by reference as exhibits to this registration statement contain representations and warranties by each of the parties to the applicable agreement. These representations and warranties were made solely for the benefit of the other parties to the applicable agreement and (i) were not intended to be treated as categorical statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate; (ii) may have been qualified in such agreement by disclosures that were made to the other party in connection with the negotiation of the applicable agreement; (iii) may apply contract standards of “materiality” that are different from “materiality” under the applicable securities laws; and (iv) were made only as of the date of the applicable agreement or such other date or dates as may be specified in the agreement.
Item 26.	Marketing Arrangements
The information contained under the heading “The Offering—Dealer Managers Arrangements” in the prospectus is incorporated herein by reference.
Item 27.	Other Expenses of Issuance and Distribution**
SEC registration fee	$4,635
Accounting fees and expenses	47,500
Legal fees and expenses	450,000
Printing expenses	85,000
Subscription agent fees	25,000
Information agent fees	10,000
Miscellaneous fees and expenses	60,000
Total	$682,135
**	These amounts (other than the SEC registration fee) are estimates.

Item 28.	Persons Controlled by or Under Common Control
The following list sets forth our direct subsidiaries, the state or country under whose laws the subsidiary is organized and the percentage of voting securities or membership interests owned by us in such subsidiary:
Entity	Ownership	Jurisdiction of Organization
Prestige Capital Finance, LLC	80%	Delaware
Lenders Funding, LLC	63%	New York
Sterling Commercial Credit, LLC	80%	Delaware
Item 29.	Number of Holders of Securities
The following table sets forth the number of record holders of our securities at March 2, 2022.
Title of Class	Number of Record Holders
Common Stock, par value $0.01 per share	9
6.75% Notes due 2025	1
6.50% Notes due 2024	1
5.875% Notes due 2026	1
Item 30.	Indemnification
Reference is made to Section 2-418 of the Maryland General Corporation Law, Article VII of the Registrant’s Charter and Article XI of the Registrant’s Bylaws.
Maryland law permits a Maryland corporation to include in its charter a provision eliminating the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment and that is material to the cause of action. The Registrant’s Charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the Investment Company Act.
The Registrant’s Charter authorizes the Registrant, and the Registrant’s Bylaws obligate the Registrant, to the maximum extent permitted by Maryland law and subject to the requirements of the Investment Company Act, to indemnify any present or former director or officer or any individual who, while serving as the Registrant’s director or officer and at the Registrant’s request, serves or has served another corporation, real estate investment trust, partnership, joint venture, limited liability company, trust, employee benefit plan or other enterprise as a director, officer, partner, member, manager or trustee and who is made, or threatened to be made, a party to, or witness in the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The Charter and Bylaws also permit the Registrant to indemnify and advance expenses to any person who served a predecessor of the Registrant in any of the capacities described above and any of the Registrant’s employees or agents or any employees or agents of the Registrant’s predecessor. In accordance with the Investment Company Act, the Registrant will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to or in which they may be made, or threatened to be made, a party or witness by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. Under Maryland law, a Maryland corporation may not indemnify a director or officer in a suit by the corporation or in its right in which the director or officer was adjudged liable to the corporation or in a suit in which the director or officer was adjudged liable on the basis that a personal benefit was improperly received. A court may order indemnification if it determines that the director or officer is fairly and reasonably entitled to indemnification, even though the director or officer did not meet the prescribed standard of conduct or was adjudged liable on the basis that personal benefit was improperly received. However, indemnification for an adverse judgment in a suit by the corporation or in its right, or for a judgment of liability on the basis that a personal benefit was improperly received, is limited to expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
Investment Manager and Administrator
The Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Investment Management Agreement or otherwise as an investment adviser of the Registrant.
The Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, GECM and its officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Registrant for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of GECM’s services under the Administration Agreement or otherwise as administrator for the Registrant.
The law also provides for comparable indemnification for corporate officers and agents. Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
The Registrant has entered into indemnification agreements with its directors. The indemnification agreements are intended to provide the Registrant’s directors the maximum indemnification permitted under Maryland law and the Investment Company Act. Each indemnification agreement provides that the Registrant shall indemnify the director who is a party to the agreement (an “Indemnitee”), including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, other than a proceeding by or in the right of the Registrant.
Item 31.	Business and Other Connections of Investment Advisor
For information as to the business, profession, vocation or employment of a substantial nature of each of the officers and directors of GECM, reference is made to GECM’s Form ADV, filed with the SEC under the Investment Advisers Act of 1940, as amended, and incorporated herein by reference upon filing.

Item 32	Location of Accounts and Records
All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act and the rules thereunder are maintained at the offices of:
1.	the Registrant, 800 South Street, Suite 230, Waltham, Massachusetts 02453;
2.	the Transfer Agent, American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;
3.	the Custodian, U.S. Bank National Association, One Federal Street, Third Floor, Boston, Massachusetts 02110; and
4.	GECM, 800 South Street, Suite 230, Waltham, Massachusetts 02453.
Item 33
Management Services
Not applicable.
Item 34.	Undertakings
1.
The Registrant undertakes to suspend the offering of shares until the prospectus filed as part of this registration statement is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2.	Not applicable.
3.	Not applicable.
4.
The Registrant undertakes that (a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and (b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5.	Not applicable.
6.
Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Waltham, and the Commonwealth of Massachusetts, on the 4th day of March, 2022.
GREAT ELM CAPITAL CORP.

By:	/s/ Matt Kaplan
Name:	Matt Kaplan
Title:	Chief Executive Officer and President
Each person whose signature appears below constitutes and appoints Matt Kaplan and Keri A. Davis (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign on his or her behalf individually and in each capacity stated below any and all amendments (including post-effective amendments) to this registration statements, and to file the same, with all exhibits thereto and other documents in connection therewith, with the SEC, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and either of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated as of March 4, 2022.
Signature	Title
/s/ Matt Kaplan	Chief Executive Officer and President (Principal Executive Officer)
Matt Kaplan

/s/ Keri A. Davis	Chief Financial Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Keri A. Davis

/s/ Matthew A. Drapkin	Chairman of the Board
Matthew A. Drapkin

/s/ Richard Cohen	Director
Richard Cohen

/s/ Erik A. Falk	Director
Erik A. Falk

/s/ Mark Kuperschmid	Director
Mark Kuperschmid